UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )
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KEYSIGHT TECHNOLOGIES, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act rules 14a-6(i)(i1) and 0-11.

KEYSIGHT TECHNOLOGIES

PROXY STATEMENT 2023

Accelerating Innovation to
Connect & Secure the World

Dear Stockholders:

Keysight Technologies, Inc. 1400 Fountaingrove Parkway Santa Rosa, California 95403 January 23, 2023

On behalf of the board of directors (“Board of Directors” or “Board”) of Keysight Technologies, Inc. (“Keysight”), I am pleased to invite you to attend our 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”) to be held on Thursday, March 16, 2023 at 8:00 a.m., Pacific Time, at Keysight’s corporate offices at 1400 Fountaingrove Parkway, Santa Rosa, California 95403 (U.S.A.). Stockholders of record as of the close of business on January 17, 2023 (the “Record Date”) are entitled to vote.

If you are unable to attend the 2023 Annual Meeting in person, you may listen through the Internet or by telephone. To listen to the live webcast, log on at www.investor.keysight.com and select the link for the webcast. The webcast will begin at 8:00 a.m. and a recording of the webcast will remain on Keysight’s website for six months. You cannot record your vote or ask questions on this website or at this phone number.

Details regarding how to attend the meeting and the business to be conducted at the meeting are more fully described in the accompanying Notice of 2023 Annual Meeting and Proxy Statement.

On behalf of our Board of Directors, thank you for being a Keysight stockholder and for your continued support of Keysight.

Sincerely,

Satish C. Dhanasekaran President and Chief Executive Officer
Admission to the 2023 Annual Meeting will be limited to stockholders and their proxies. You are entitled to attend the 2023 Annual Meeting only if you are a stockholder of record as of the close of business on January 17, 2023, the Record Date, or hold a valid proxy for the meeting. In order to be admitted to the 2023 Annual Meeting, you must present proof of ownership of Keysight stock as of the Record Date. This can be a brokerage statement or letter from a bank or broker indicating ownership on January 17, 2023, the Notice of Internet Availability of Proxy Materials, a proxy card or legal Proxy or voting instruction card provided by your broker, banker or nominee. Any holder of a proxy from a stockholder must present the voting card, properly executed, and a copy of the proof of ownership. Stockholders and proxyholders may also be asked to present a form of photo identification such as a driver’s license or passport. Backpacks, cameras, cell phones with cameras, recording equipment and other electronic recording devices will not be permitted at the 2023 Annual Meeting. Keysight reserves the right to inspect any person or proposals prior to their admission to the 2023 Annual Meeting. Failure to follow the meeting rules or permit inspection will be grounds for exclusion from the 2023 Annual Meeting.

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS

MEETING LOGISTICS
DATE: Thursday, March 16, 2023
TIME: 8:00 a.m., Pacific Time
PLACE: Keysight Technologies, Inc. 1400 Fountaingrove Parkway Santa Rosa, California 95403 (U.S.A.)
ITEMS OF BUSINESS
•	Elect four directors to a 3-year term;
•	Ratify the Audit and Finance Committee’s appointment of PricewaterhouseCoopers LLP as Keysight’s independent registered public accounting firm;
•	Approve, on a non-binding advisory basis, the compensation of Keysight’s named executive officers;
•	Approve an amendment to Keysight’s Amended and Restated Certificate of Incorporation to declassify the Board of Directors; and
•	Consider such other business as may properly come before the meeting.
IMPORTANT MEETING INFORMATION
Record Date
Stockholders of record as of close of business on January 17, 2023 (“Record Date”) will be entitled to vote and participate in the 2023 Annual Meeting.
2023 Annual Meeting Admission
To be admitted to the 2023 Annual Meeting, you must present proof of ownership of Keysight stock as of the Record Date. This can be a brokerage statement or letter from a bank or broker indicating ownership on the Record Date, the Notice of Internet Availability of Proxy Materials, a proxy card, legal proxy or voting instruction card provided by your broker, bank or nominee. You may also be asked to present a form of photo identification such as a driver’s license or passport. The Annual Meeting will begin at 8:00 a.m. Limited seating is available on a first come, first served basis.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on March 16, 2023
On or about January 27, 2023, we will commence mailing to the majority of our shareholders a Notice of Internet Availability of Proxy Materials (the “Notice”) directing shareholders to a website where they can access the proxy statement for our Annual Meeting, Annual Report, and view instructions on how to vote their shares by Internet or telephone. Our proxy statement follows. Financial and other information concerning Keysight is contained in our Annual Report on Form 10-K (the “Annual Report”).

By Order of the Board of Directors,

Jeffrey K. Li
Senior Vice President, General Counsel and Secretary
Santa Rosa, California
January 23, 2023
YOUR VOTE IS IMPORTANT. PLEASE VOTE.

PROXY SUMMARY
This summary provides an overview of selected information in this year’s Proxy Statement. We encourage you to read the entire Proxy Statement before voting. In this Proxy Statement, the terms “Keysight,” “we,” and “our” refer to Keysight Technologies Inc. Information presented in this Proxy Statement is based on Keysight’s fiscal year starting with November 1 and ending on October 31 of each year (“Fiscal Year” or “FY”), unless specifically stated otherwise.
ANNUAL MEETING OF STOCKHOLDERS

Date & Time:	Thursday, March 16, 2023 at 8:00 a.m. Pacific Time
Location:	Keysight Technologies, Inc. 1400 Fountaingrove Parkway Santa Rosa, California 95403 (U.S.A.)
Record Date:	January 17, 2023
VOTING MATTERS

Stockholders will be asked to vote on the following matters at the 2023 Annual Meeting:
Board Recommendation
PROPOSAL 1. Elect four directors to a 3-year term	Vote FOR each director nominee
PROPOSAL 2. Ratify the Audit and Finance Committee’s appointment of PricewaterhouseCoopers LLP (“PwC”) as Keysight’s independent registered public accounting firm	Vote FOR
PROPOSAL 3. Approve, on a non-binding advisory basis, the compensation of Keysight’s named executive officers (“NEOs”)	Vote FOR
PROPOSAL 4. Approve an amendment to Keysight’s Amended and Restated Certificate of Incorporation to declassify the Board of Directors	Vote FOR
2023 Proxy Statement i

KEYSIGHT AT A GLANCE

Keysight is a leading technology company that delivers advanced design and validation solutions to help accelerate innovation to connect and secure the world. We provide electronic design emulation and test solutions that are used in simulation design, validation, manufacture, installation, optimization and secure operations of electronics systems in the communications, networking and electronics industries. We also offer customization and optimization services throughout the customer’s product development lifecycle, including start-up assistance, asset management, up-time services, application services and instrument calibration and repair.
32,000+	2,000+	14,000+	798,000+
▲	▲	▲	▲
Customers, including our indirect channel, in more than 100 countries	Active US and foreign patents issued or pending	Diverse employees located around the world	Students and future engineers engaged through Science, Technology, Engineering and Math (“STEM”) education in Fiscal Year 2022
OUR VALUES

At Keysight, we are driven to deliver breakthrough solutions and trusted insight in electronic design, test, manufacture, and optimization to help customers accelerate the innovations that connect and secure the world. Our values guide how we work with each other and how we interact with our customers, our suppliers, our partners, our stockholders, and our communities. Keysight’s values make our culture dynamic, inclusive, inspiring, and powerful, creating a space where innovation and experimentation thrive.
GOVERNANCE HIGHLIGHTS

BOARD COMPOSITION
The Nominating and Corporate Governance Committee of the Board of Directors (the “Nominating and Corporate Governance Committee”) regularly reviews the overall composition of the Board and its committees to assess whether they reflect the appropriate mix of skills, experience, backgrounds and qualifications that are relevant to Keysight’s current and future business and strategy.
Each member of our Board has the necessary qualifications, expertise, and attributes in technology, global business, leadership, and financial literacy to be an effective member of the Board. The table below summarizes the number of Directors possessing each of the skills and experience we have determined are most relevant to the decision to nominate candidates to serve on the Board. Our director nominees’ biographies describe each director’s background and relevant experience in more detail.
ii 2023 Proxy Statement

2023 Proxy Statement iii

FISCAL YEAR 2023 BOARD PROFILE

BOARD REFRESHMENT
Thoughtful consideration is continuously given to the composition of our Board in order to maintain an appropriate mix of experience and qualifications, introduce fresh perspectives, and broaden and diversify the views and experience represented on the Board. To that end, we added two new directors to our Board in Fiscal Year 2022. As of the end of Fiscal Year 2022, the average tenure of our Board was five years.
OUR DIRECTORS

				Committee Memberships (as of January 17, 2023)
Nominee	Age at Record Date	Director Since	Board	Audit & Finance Committee	Compensation and Human Capital Committee	Executive Committee	Nominating & Corporate Governance Committee
James G. Cullen	80	October 2014	•		(C)		•
Satish C. Dhanasekaran	50	May 2022	•
Charles J. Dockendorff	68	October 2014	•	(C)			•
Richard P. Hamada	64	October 2014	•		•		•
Michelle J. Holthaus	49	May 2022	•		•		•
Paul A. Lacouture	72	March 2019	•	•			•
Ronald S. Nersesian	63	December 2013	(C)			(C)
Jean M. Nye	70	October 2014	(L)		•	•	(C)
Joanne B. Olsen	64	May 2019	•		•		•
Robert A. Rango	64	November 2015	•	•			•
Kevin A. Stephens	61	March 2022	•	•			•
(C) Chair	• Member
(L) Lead Independent Director
iv 2023 Proxy Statement

GOVERNANCE PRACTICES

We are advocates for the adoption of sound corporate governance policies that include strong Board leadership and strategic deliberation, prudent management practices and transparency.
Highlights of our Fiscal Year 2022 governance practices include, among others:

• Nine of eleven directors are independent

• Lead Independent Director with clearly defined role

• Independent standing Board committees

• Regular meetings of our independent directors without management present

• 27% of directors are female

• 27% of directors are Underrepresented Minorities (“URM”)

• Average Board tenure of five years (as of end of Fiscal Year 2022)

• Annual evaluation of the Chief Executive Officer (“CEO”) by independent directors

• Annual board self-assessment process

• Policies prohibiting hedging, short selling and pledging of our common stock for all employees and directors

• Stock ownership guidelines for executive officers and directors

• Risk oversight by Board and Committees.

• Board oversight for Environment, Social and Governance (“ESG”)

• Stockholder outreach program

• Procedures for stockholders to communicate directly with the Board

• Annual advisory vote on executive compensation

• Periodic review of Committee charters and Corporate Governance Guidelines

• Compensation and Human Capital Committee oversight of human capital management matters

This proxy statement includes a proposal to amend Keysight’s Amended and Restated Certificate of Incorporation to phase out the classification of our Board over a three-year period such that, if approved, beginning with the election of directors at the 2026 Annual Meeting of Stockholders, all directors would stand for election annually for one-year terms.
STOCKHOLDER COMMUNICATION

Stockholder communication is essential to our ongoing review of our corporate environmental, social, governance and executive compensation programs and practices. This year, we reached out to stockholders representing over 44% of our outstanding shares and invited them to meet with our General Counsel and Corporate Secretary, our Chief Administrative Officer and Chief of Staff (“CAO”), and our Director of Investor Relations.
LEADERSHIP CHANGES

In February 2022, Ronald S. Nersesian announced that he would retire as President and CEO of Keysight, effective May 1, 2022, but would remain Executive Chair of the Board (the “Executive Chair”). Also effective May 1, 2022, Satish C. Dhanasekaran was appointed President and CEO and was appointed to the Board. Mr. Dhanasekaran’s experience as Keysight’s Chief Operating Officer (“COO”) combined with Mr. Nersesian’s continued engagement as Executive Chair enabled a smooth and seamless transition of leadership.
2023 Proxy Statement v

FISCAL YEAR 2022 FINANCIAL PERFORMANCE

We delivered exceptional results despite many headwinds, including geopolitical challenges, inflationary pressures, and continued supply chain disruptions. We continued to advance our software-centric solution strategy. As the rapid pace of technology accelerates, our customers across end markets are seeking deeper engagements earlier in the design cycle and are adopting our software solutions. Our ability to be resilient and nimble in this environment has been critical to long-term value creation for our stockholders, customers, and employees. Despite the challenges we faced, we maintained a sharp focus on our strategy, strong execution, and our operating model. Keysight’s deep customer engagements with industry leaders and high value, differentiated solutions continue to drive broad-based demand across key technology megatrends.
Our accomplishments included:
FISCAL YEAR 2022 LONG-TERM STOCKHOLDER VALUE CREATION
Generally Accepted Accounting Principles (“GAAP”) Revenue	$5.4B	10% YoY growth
GAAP Net Income	$1,124B	26% YoY growth
Non-GAAP Net Income	$1,388M	19% YoY growth
GAAP Earnings Per Share (“EPS”)	$6.18 per share	29% YoY growth
Non-GAAP EPS	$7.63 per share	22% YoY growth
LONG TERM STOCKHOLDER VALUE CREATION

(1)	Measured using the closing stock price on October 31, 2022 as compared to the closing stock price on October 31, 2017 and October 31, 2019 for the 5 Year and 3 Year TSR, respectively.
vi 2023 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS HIGHLIGHTS

COMPENSATION POLICIES AND PRACTICES
Our commitment to designing an executive compensation program that is consistent with responsible financial and risk management is reflected in the following policies and practices:
What We Do	What We Don’t Do

• Compensation and Human Capital Committee of the Board of Directors (“Compensation and Human Capital Committee”) is comprised 100% of independent directors

• Independent compensation consultant retained by the Compensation and Human Capital Committee

• Balance short- and long-term incentives, cash and equity, and fixed and variable pay elements to executive officers to discourage short-term risk taking at the expense of long-term results

• Measurable ESG metric as a component of our executive short-term incentive plan (“STI”)

• Performance-based equity awards comprising approximately 60% of the overall equity allocation to executive officers

• 84% of our NEOs’ pay is performance based and at risk

• Set meaningful performance goals for performance-based annual and long-term compensation

• Maximum limits on the amount of annual cash incentives and performance-based restricted stock units (“PSUs”) that may be paid out

• Maintain a clawback policy that applies to both cash incentives and equity awards

• Annually assess and mitigate compensation risk

• Solicit an annual advisory vote on executive compensation

• Maintain robust stock ownership guidelines

• No employment agreements providing for multi-year guarantees of salary increases, non-performance-based bonuses or equity compensation.

• No repricing or repurchasing of underwater stock options or stock appreciation rights without stockholder approval

• No dividends or dividend equivalents on unearned awards

• No executive officers engaging in hedging transactions or pledging our securities as collateral for loans

• No single trigger change of control acceleration of vesting for equity awards

• No excessive perquisites

• No excessive severance benefits

• No golden parachute tax gross-ups

2023 Proxy Statement vii

INCENTIVE PROGRAM – PAY-FOR-PERFORMANCE HIGHLIGHTS
As described more fully in the Compensation Discussion and Analysis section of this Proxy Statement, our NEOs are compensated in a manner consistent with our performance-based pay philosophy and corporate governance best practices. Below are a few highlights of our pay for performance programs as they relate to our CEO, Executive Chair, and NEOs in Fiscal Year 2022.

(1)	Mr. Nersesian was President and CEO through April 30, 2022. He remains Executive Chair of the Board.
(2)	Mr. Dhanasekaran became President and CEO on May 1, 2022
(3)	Long Term Incentive Plan (“LTI”)
FISCAL YEAR 2022 INCENTIVE PLAN RESULTS
STI Plan Results
Goals	H1 Achievement % of Target	H2 Achievement % of Target
Non-GAAP EPS	107.8%	115.3%
Keysight Non-GAAP Revenue Growth	128.1%	143.8%
Keysight Non-GAAP Annualized Recurring Revenue (“ARR”) Growth	90.9%	80.0%
Worldwide Quota (“WWQ”)	107.0%	101.6%
Environmental, Social & Governance (“ESG”)	50.0%
viii 2023 Proxy Statement

LONG-TERM PERFORMANCE PLAN (“LTP”) RESULTS
Fiscal Year 2020 - Fiscal Year 2022 PSU Grants: TSR
TSR Relative to S&P 500 Total Return Index for FY20-FY22			Pay-for-Performance Results
Threshold (25% Payout)	Target (100% Payout)	Maximum (200% Payout)
40 percentage points below index	Equals Index	40 percentage points above index
	S&P 500 Total Return Index 39.2%	Keysight TSR 73.4%	34.1 ppts above index
185.3% Payout
Fiscal Year 2020 - Fiscal Year 2022 PSU Grants: Non-GAAP Operating Margin (“OM”)
Non-GAAP OM Goals for FY20-FY22				Actual OM Achievement
Year	Threshold (50% Payout)	Target (100% Payout)	Maximum (200% Payout)
	5 points below annual Non-GAAP OM plan	Achievement of annual Non-GAAP OM plan	5 points above annual Non-GAAP OM plan
2020	19.6%	24.6%	29.6%	25.4%
2021	20.9%	25.9%	30.9%	27.8%
2022	22.5%	27.5%	32.5%	29.3%
				130% Payout
See the “Compensation Discussion and Analysis” section of this Proxy Statement for more information.
2023 Proxy Statement ix

CORPORATE SOCIAL RESPONSIBILITY KEY IMPACT GOALS

Keysight established targeted measures across environmental sustainability, social impact and ethical governance in Fiscal Year 2022. Goals have been identified to align with short-, mid-, and long-term efforts as noted.
	Key Impact Goals by End of FY 2022	End Results through FY 2022
Value committed to strengthening communities	$250M	$284M+
Students and future engineers engaged through STEM education	650,000	798,000+
Global New Hires are Women by the end of Fiscal Year 2022	35.4%	32.6%
U.S. New Hires are URM(1) by the end of Fiscal Year 2022	47.4%	49.1%
Material negative impact to the income statement and institutional investments	ZERO	ZERO
Key Impact Goal by End of Fiscal Year 2040
Emissions in Company Operations	NET ZERO
(1)
Keysight defines URM as an individual who self identifies as Black, African American, Hispanic, Latino, Asian, Pacific Islander, Native American, Native Hawaiian, or Alaska native, or as gay, lesbian, bisexual, or transgender.

x 2023 Proxy Statement

PROPOSAL 1: ELECTION OF DIRECTORS
DIRECTOR NOMINATION CRITERIA: QUALIFICATIONS AND EXPERIENCE

The Nominating and Corporate Governance Committee performs an assessment of the skills and the experience needed to properly oversee the interests of Keysight and its stockholders. Generally, the Nominating and Corporate Governance Committee reviews both the short and long-term strategies of Keysight to determine what current and future skills and experience are required of the Board in exercising its oversight function. The Nominating and Corporate Governance Committee then compares those skills and experience to those of the current directors and potential director candidates. The Nominating and Corporate Governance Committee conducts targeted efforts to identify and recruit individuals who have the qualifications highlighted through this process.
The table below summarizes the key qualifications, skills, and attributes most relevant to the decision to nominate candidates to serve on the Board in Fiscal Year 2023. A mark indicates a specific area of focus or expertise on which the Board particularly relies. The absence of a mark does not mean the director does not possess that qualification or skill. Our director nominees’ biographies describe each director’s background and relevant experience in more detail.
VOTE REQUIRED
The affirmative vote by the holders of a majority of the shares of Keysight common stock present or represented by proxy and voting at the 2023 Annual Meeting is required for approval of this proposal, provided sufficient shares are represented for the required quorum. If you own shares through a bank, broker or other holder of record, you must instruct your bank, broker or other holder of record how to vote in order for them to vote your shares so that your vote can be counted on this proposal.
KEYSIGHT’S BOARD RECOMMENDS A VOTE FOR EACH OF THE DIRECTOR NOMINEES.
2023 Proxy Statement 3

Qualifications, Expertise & Attributes	James Cullen	Satish Dhanasekaran	Charles Dockendorff	Richard Hamada	Michelle Holthaus	Paul Lacouture	Ronald Nersesian	Jean Nye	Joanne Olsen	Robert Rango	Kevin Stephens
Board Diversity Representation of gender and/or ethnic diversity		URM[1]		URM	F2			F	F		URM
Technology A significant background working in technology, resulting in knowledge of how to anticipate technology trends, generate disruptive innovation and extend or create new business	•	•	•	•	•	•	•	•	•	•	•
Global Business Experience cultivating and sustaining business relationships internationally and overseeing multinational operations	•	•	•	•	•	•	•	•	•	•	•
Leadership Has overseen the execution of important strategic, operational and policy issues while serving in an executive or senior leadership role	•	•	•	•	•	•	•	•	•	•	•
Strategic Transactions Background in leading organizations through significant strategic acquisitions, divestitures, and business combinations	•	•	•	•		•	•	•	•	•	•
Financial Literacy Knowledge of financial markets, financing operations, complex financial management and accounting and financial reporting processes	•	•	•	•	•	•	•	•	•	•	•
Institutional Knowledge Significant knowledge of our business strategy, operations, key performance indicators and competitive environment	•	•	•	•			•	•		•
Sales and Marketing Has served in a senior sales management, marketing campaign management or marketing/ advertising role or function	•	•		•	•	•	•		•	•	•
Enterprise Human Capital Management Enterprise-wide experience in recruiting, managing, developing and optimizing a company’s human resources	•	•				•	•	•
Information Security Experience in creating, managing, or overseeing enterprise-wide information security programs		•	•			•	•			•	•
Environmental Matters Experience in managing and overseeing enterprise-wide environmental policies, strategies, initiatives and investments		•				•	•
1
Keysight defines URM as an individual who self-identifies as Black, African American, Hispanic, Latino, Asian, Pacific Islander, Native American, Native Hawaiian, or Alaska native, or as gay, lesbian, bisexual, or transgender.

2	Female.
The table above summarizes the key qualifications, skills, and attributes most relevant to the decision to nominate candidates to serve on the Board. A mark indicates a specific area of focus or expertise on which the Board particularly relies. Not having a mark does not mean the director does not possess that qualification or skill.
4 2023 Proxy Statement

CURRENT DIRECTOR TERMS

Keysight’s Board is currently divided into three classes serving staggered three-year terms. Directors for each class are elected at the Annual Meeting held in the year in which the term for their class expires. Keysight’s Bylaws, as amended, allow the Board to fix the number of directors by resolution. In March 2022, the Board added Kevin A. Stephens as a director, thereby increasing the number of directors from nine to ten. In May 2022, the Board added Satish C. Dhanasekaran as a director, increasing the number of directors from ten to eleven. The composition of the Board as of December 31, 2022 and the term expiration dates for each director is as follows:
Class	Directors	Term Expires
I	Ronald S. Nersesian, Charles J. Dockendorff and Robert A. Rango	2024
II	James G. Cullen, Michelle J. Holthaus, Jean M. Nye and Joanne B. Olsen	2025
III	Satish C. Dhanasekaran, Richard P. Hamada, Paul A. Lacouture and Kevin A. Stephens	2023
Directors elected at the 2023 Annual Meeting will hold office for a three-year term expiring at the annual meeting in 2026 (or until their respective successors are elected and qualified, or until their earlier death, resignation or removal). Each nominee is a current director of Keysight, and information regarding each of the nominees is provided below as of December 31, 2022.
Proposal 4 in this Proxy Statement is a proposal to amend Keysight’s Amended and Restated Certificate of Incorporation to phase out classification of our Board over a three-year period such that, if approved, beginning at the election of directors at the 2026 annual meeting of stockholders, all directors would be annually elected for a one-year terms (the “Declassification Amendment”). The affirmative vote of holders of at least 80% of the outstanding shares entitled to vote will be required to approve the Declassification Amendment. If the Declassification Amendment is not approved by our stockholders, the Board will remain classified.
2023 Proxy Statement 5

DIRECTOR NOMINEES FOR ELECTION TO NEW THREE-YEAR TERMS THAT WILL EXPIRE IN 2026

Satish C. Dhanasekaran
AGE: 50	KEYSIGHT COMMITTEES:	PUBLIC DIRECTORSHIPS:

Director Since: May 2022	None	None

Mr. Dhanasekaran has served as President and Chief Executive Officer of Keysight since May 2022. He served as Senior Vice President and Chief Operating Officer (“COO”) since October 2020. He was Senior Vice President and President of the Communications Solutions Group from July 2017 to September 2020. From May 2016 to July 2017, Mr. Dhanasekaran served as Keysight’s Vice President and General Manager, Wireless Devices and Operators Business Unit. From June 2015 to May 2016, Mr. Dhanasekaran served as the General Manager of the Mobile Broadband Operation, and from November 2014 through June 2015, he led the marketing function for the Signal Analysis and Signal Sources Division. Mr. Dhanasekaran self-identifies as an Asian male.
IMPACT
Mr. Dhanasekaran’s diverse experience as a manager, General Manager, COO and CEO provides the Board with deep knowledge of the day-to-day working of Keysight businesses and operating model.
SKILLS AND QUALIFICATIONS
• Board Diversity
• Technology
• Global Business
• Leadership
• Strategic Transactions
• Financial Literacy
• Institutional Knowledge
• Sales and Marketing
• Human Capital Management
• Information Security
• Environmental Matters
6 2023 Proxy Statement

Richard P. Hamada
AGE: 64	KEYSIGHT COMMITTEES:	PUBLIC DIRECTORSHIPS:

Director Since: October 2014	Compensation and Human Capital Nominating and Corporate Governance	Trinity Capital, Inc. Former Public Directorships Held During the Past Five Years: Avnet, Inc.

Mr. Hamada served as the Chief Executive Officer of Avnet Inc. from July 2011 until July 2016 and as a member of the Avnet board of directors from February 2011 until July 2016. He first joined Avnet in 1983 and has served in many capacities including President from May 2010 until July 2011 and Chief Operating Officer from July 2006 until July 2011, as President of Avnet’s Technology Solutions operating group from July 2003 until July 2006, and as President of its Computer Marketing business unit from January 2002 until July 2003. Mr. Hamada holds a Bachelor of Science degree in Finance from San Diego State University. Mr. Hamada self-identifies as an Asian male.
IMPACT
As a result of Mr. Hamada’s broad background in the technology and electronics industries, spanning his career, Mr. Hamada provides the Keysight Board with extensive sales, marketing and management knowledge.
SKILLS AND QUALIFICATIONS
• Board Diversity
• Technology
• Global Business
• Leadership
• Strategic Transactions
• Financial Literacy
• Institutional Knowledge
• Sales and Marketing
• Information Security
2023 Proxy Statement 7

Paul A. Lacouture
AGE: 72	KEYSIGHT COMMITTEES:	PUBLIC DIRECTORSHIPS:

Director Since: March 2019	Audit and Finance Nominating and Corporate Governance	None Former Public Directorships Held During the Past Five Years: Neustar, Inc.

Mr. Lacouture served as a director of Neustar, Inc. from 2007 to 2018. Mr. Lacouture retired in 2007 as Executive Vice President of Engineering and Technology for Verizon Telecom, a telecommunications services provider, a position he had held since 2006. From 2000 to 2006, Mr. Lacouture was President of the Verizon Network Services Group. Prior to the Bell Atlantic/GTE merger in July 2000, Mr. Lacouture was President of the Network Services group at Bell Atlantic. Mr. Lacouture received his Bachelor of Science degree in Electrical Engineering from Worcester Polytechnic Institute and an MBA from Northeastern University. Mr. Lacouture self identifies as a white male.
IMPACT
Mr. Lacouture brings extensive management experience from numerous senior management positions and considerable public company director experience to the Keysight Board.
SKILLS AND QUALIFICATIONS
• Technology
• Global Business
• Leadership
• Strategic Transactions
• Financial Literacy
• Sales and Marketing
• Enterprise Human Capital Management
• Information Security
• Environmental Matters
8 2023 Proxy Statement

Kevin A. Stephens
AGE: 61	KEYSIGHT COMMITTEES:	PUBLIC DIRECTORSHIPS:

Director Since: March 2022	Audit and Finance Nominating and Corporate Governance	Crown Castle International Corp. Former Public Directorships Held During the Past Five Years: None

Mr. Stephens served as the Executive Vice President and President of the Business Services at Altice USA, a New York-based broadband and video services provider from December 2015 until January 2019. Prior to that, he served as President of Commercial and Advertising Operations at Suddenlink Communications, an Internet service provider, from December 2012 to November 2015 and also served as Senior Vice President, Commercial and Advertising Operations of Suddenlink Communications from May 2006 until November 2012. Earlier in his career, Mr. Stephens held senior leadership positions at both Fortune 500 and start-up firms, including Cox Communications, Choice One Communications, and Xerox Corporation. Mr. Stephens self identifies as black male.
IMPACT
Mr. Stephens brings to the Board extensive management experience and market insight in technology and internet services from numerous senior management positions.
SKILLS AND QUALIFICATIONS
• Board Diversity
• Technology
• Global Business
• Leadership
• Strategic Transactions
• Financial Literacy
• Sales and Marketing
• Information Security
2023 Proxy Statement 9

CONTINUING DIRECTORS NOT BEING CONSIDERED FOR ELECTION AT THIS ANNUAL MEETING

The Keysight directors whose terms are not expiring this year are listed below. They will continue to serve as directors for the remainder of their terms or through such other date, in accordance with Keysight’s Bylaws. Information regarding each of such directors, as of December 31, 2022, is provided below.
DIRECTORS WHOSE TERMS WILL EXPIRE IN 2024
Ronald S. Nersesian
AGE: 63	KEYSIGHT COMMITTEES:	PUBLIC DIRECTORSHIPS:

Director Since: December 2013 November 2019 to present (Chair of the Board)	Executive (Chair)	None Former Public Directorships Held During the Past Five Years: Trimble, Inc.

Mr. Nersesian has served as the Executive Chair since May 2022. From November 1, 2019 through April 2022, Mr. Nersesian served Chair of the Board and as President and Chief Executive Officer of Keysight. From December 2013 through October 2019, he served as President, Chief Executive Officer and Director of Keysight. In September 2013, Agilent announced that Mr. Nersesian would be appointed Chief Executive Officer of Keysight upon separation of Keysight from Agilent. Prior to that time, Mr. Nersesian held a variety of senior executive and senior management roles at Agilent, LeCroy and HP. Mr. Nersesian holds a Bachelor of Science degree in electrical engineering from Lehigh University and an MBA from New York University, Stern School of Business. Mr. Nersesian self-identifies as a white male.
IMPACT
Mr. Nersesian brings to the Board strong business operational experience with technology companies and management expertise developed over three decades.
SKILLS AND QUALIFICATIONS
• Technology
• Global Business
• Leadership
• Strategic Transactions
• Financial Literacy
• Institutional Knowledge
• Sales and Marketing
• Enterprise Human Capital Management
• Information Security
• Environmental Matters
10 2023 Proxy Statement

Charles J. Dockendorff
AGE: 68	KEYSIGHT COMMITTEES:	PUBLIC DIRECTORSHIPS:

Director Since: October 2014	Audit and Finance (Chair) Nominating and Corporate Governance	Boston Scientific Corporation Haemonetics Corporation Hologic, Inc. Management Sciences for Health Former Public Directorships Held During the Past Five Years: None

Mr. Dockendorff served as the Executive Vice President and Chief Financial Officer of Covidien plc from 2006 until his retirement in March 2015, and as Vice President and Chief Financial Officer from 1995 to 2006. Mr. Dockendorff was appointed Chief Financial Officer of Tyco Healthcare in 1995, having joined the Kendall Healthcare Products Company as Controller. He was named Vice President and Controller of Kendall in 1994. Prior to joining Kendall/Tyco Healthcare, Mr. Dockendorff was the Chief Financial Officer, Vice President of Finance and Treasurer of Epsco Inc. and Infrared Industries, Inc. Mr. Dockendorff is a Certified Public Accountant and holds a Bachelor’s degree in Business Administration and Accounting from the University of Massachusetts and a Master of Science degree in Finance from Bentley College. Mr. Dockendorff self-identifies as a white male.
IMPACT
As a result of Mr. Dockendorff’s significant financial experience, Mr. Dockendorff provides the Keysight Board with extensive accounting, tax, treasury, financial planning, and audit knowledge.
SKILLS AND QUALIFICATIONS
• Technology
• Global Business
• Leadership
• Strategic Transactions
• Financial Literacy
• Institutional Knowledge
• Information Security
2023 Proxy Statement 11

Robert A. Rango
AGE: 64	KEYSIGHT COMMITTEES:	PUBLIC DIRECTORSHIPS:

Director Since: November 2015	Audit and Finance Nominating and Corporate Governance	KLA Corporation Former Public Directorships Held During the Past Five Years: Integrated Device Technology, Inc.

Mr. Rango served as the President and Chief Executive Officer of Enevate Corporation from June 2016 until his retirement in December 2022. Mr. Rango served from March 2002 to July 2014 as an executive at Broadcom Corporation. From 2010 to 2014, he served as Executive Vice President and General Manager of Broadcom’s Mobile and Wireless Group. During his tenure at Broadcom, Mr. Rango held many senior management positions in the company’s Network Infrastructure Business Unit, Mobile and Wireless Group and Wireless Connectivity Group. Mr. Rango received his Bachelor of Engineering degree in Electrical Engineering from State University of New York and his Master of Engineering in Electrical Engineering from Cornell University. Mr. Rango self-identifies as a white male.
IMPACT
Mr. Rango possesses significant operating and leadership skills, including extensive experience in global semiconductor product marketing, development and sales. His mobile, wireless, semiconductor, optical, software and technology management expertise make him a valuable member of the Keysight Board.
SKILLS AND QUALIFICATIONS
• Technology
• Global Business
• Leadership
• Strategic Transactions
• Financial Literacy
• Institutional Knowledge
• Sales and Marketing
• Information Security
12 2023 Proxy Statement

DIRECTORS WHOSE TERMS WILL EXPIRE IN 2025
James G. Cullen
AGE: 80	KEYSIGHT COMMITTEES:	PUBLIC DIRECTORSHIPS:

Director Since: October 2014	Compensation and Human Capital (Chair) Nominating and Corporate Governance	Avinger, Inc. Former Public Directorships Held During the Past Five Years: Agilent Technologies, Inc.

Mr. Cullen was President and Chief Operating Officer of Bell Atlantic Corporation (now known as Verizon) from 1997 to June 2000 and a member of the office of Chair from 1993 to June 2000. Prior to this appointment, Mr. Cullen was the President and Chief Executive Officer of the Telecom Group of Bell Atlantic from 1995 to 1997. Prior to that time, Mr. Cullen held management positions with New Jersey Bell and AT&T. Mr. Cullen holds a Bachelor of Arts degree in Economics from Rutgers University and a Master of Science degree in Management Science from the Massachusetts Institute of Technology. Mr. Cullen self-identifies as a white male.
IMPACT
Mr. Cullen has considerable managerial and operational experience and expertise from his senior leadership position with Bell Atlantic and its predecessors. In addition, Mr. Cullen brings significant public company director experience and perspective on public company management and governance. Mr. Cullen has a strong understanding of Keysight’s business having served on the board of Agilent Technologies, Inc. (“Agilent”) for over 10 years, including more than five years as the non-executive Chair.
SKILLS AND QUALIFICATIONS
• Technology
• Global Business
• Leadership
• Strategic Transactions
• Financial Literacy
• Institutional Knowledge
• Sales and Marketing
• Enterprise Human Capital Management
2023 Proxy Statement 13

Michelle J. Holthaus
AGE: 49	KEYSIGHT COMMITTEES:	PUBLIC DIRECTORSHIPS:

Director Since: May 2021	Compensation and Human Capital Nominating and Corporate Governance	None Former Public Directorships Held During the Past Five Years: None

Mrs. Holthaus has served as executive vice president and chief revenue officer at Intel Corporation since September 2019 where she leads Intel’s global sales, marketing and communications functions. She previously served as senior vice president and general manager of sales and marketing from July 2018 to September 2019, as corporate vice president and general manager of sales and marketing from September 2017 to July 2018, and as division vice president and division general manager of sales and marketing from February 2016 to September 2017. She has been with Intel since 1996 and has held a variety of roles within the products and marketing areas. Mrs. Holthaus received a B.A. in Finance from Linfield College. Mrs. Holthaus self-identifies as a white female.
IMPACT
Mrs. Holthaus brings a strong combination of sales and marketing experience, deep customer insight and financial acumen from her numerous senior management positions, making her a valuable addition to the Keysight Board.
Skills and Qualifications:
• Board Diversity
• Technology
• Global Business
• Leadership
• Financial Literacy
• Sales and Marketing
14 2023 Proxy Statement

Jean M. Nye
AGE: 70	KEYSIGHT COMMITTEES:	PUBLIC DIRECTORSHIPS:

Director Since: October 2014 September 2022 to present (Lead Independent Director)	Compensation and Human Capital Executive Nominating and Corporate Governance (Chair)	None Former Public Directorships Held During the Past Five Years: Adaptive Insights, Inc.

Ms. Nye served as Senior Vice President of Human Resources for Agilent from August 1999 through October 2014. As Agilent’s first Chief Human Resources Officer, she was responsible for the leadership and cultural transformation of the new company as it established its identity, strategy and management practices distinct from those of Hewlett Packard. From 1997 to 1999, Ms. Nye served as the Director of Education for Hewlett Packard. During her 19-year tenure at Hewlett Packard, Ms. Nye held various positions in Manufacturing, Quality and Strategic Planning as well as Human Resources. Ms. Nye received her BA from Princeton University and an MBA from Harvard University. Ms. Nye has served as a director of several schools and non-profit organizations. Ms. Nye self-identifies as a white female.
IMPACT
As advisor to several public technology companies, Ms. Nye has contributed particular expertise in Senior Executive succession planning. Ms. Nye has in-depth knowledge of Keysight and its businesses, having been a leader at Keysight’s predecessors, Agilent and HP, for over 30 years. Over the course of her career, she developed considerable expertise in Keysight’s businesses, policies and practices. This perspective provides valuable insight on the Keysight Board.
SKILLS AND QUALIFICATIONS
• Board Diversity
• Technology
• Global Business
• Leadership
• Strategic Transactions
• Financial Literacy
• Institutional Knowledge
• Enterprise Human Capital Management
2023 Proxy Statement 15

Joanne B. Olsen
AGE: 64	KEYSIGHT COMMITTEES:	PUBLIC DIRECTORSHIPS:

Director Since: May 2019	Compensation and Human Capital Nominating and Corporate Governance	Ciena Corporation Teradata Corporation Former Public Directorships Held During the Past Five Years: None

Ms. Olsen most recently served as Executive Vice President of Oracle Global Cloud Services and Support until her retirement in 2017. She previously served as Senior Vice President and leader of Oracle’s applications sales, alliances and consulting organizations in North America. Ms. Olsen began her career with IBM, where, over the course of more than three decades, she held a variety of executive management positions across sales, global financing and hardware. Ms. Olsen holds a B.A. in Mathematics and Economics from East Stroudsburg University of Pennsylvania. Ms. Olsen also serves on the board of directors of Ciena Corporation and Teradata Corporation. Ms. Olsen self-identifies as a white female.
IMPACT
Ms. Olsen brings a strong combination of sales, support and product experience from numerous senior management positions and considerable public company director experience, making her a valuable addition to the Keysight Board.
SKILLS AND QUALIFICATIONS
• Board Diversity
• Technology
• Global Business
• Leadership
• Strategic Transactions
• Financial Literacy
• Sales and Marketing
KEYSIGHT’S BOARD RECOMMENDS A VOTE FOR EACH OF THE DIRECTOR NOMINEES.
16 2023 Proxy Statement

CORPORATE GOVERNANCE
CORPORATE GOVERNANCE HIGHLIGHTS

The Board is committed to sound and effective governance practices that promote long-term value and strengthen Board and management accountability to our stockholders. The following table highlights many of our key Fiscal Year 2022 governance practices.

• 9 of 11 Directors are independent

• Separate CEO and Board Chair

• Lead Independent Director with clearly defined role

• Independent standing Board committees

• Regular meetings of our independent directors without management present

• 27% of directors are female

• 27% of directors are URMs

• Average Board tenure of five years (as of end of Fiscal Year 2022)

• Annual evaluation of the CEO by independent directors

• Annual board self-assessment process

• Policies prohibiting hedging, short selling and pledging of our common stock for all employees and directors

• Stock ownership guidelines for executive officers and directors

• Risk oversight by Board and Committees

• Board oversight for ESG Matters

• Procedures for stockholders to communicate directly with the Board

• Annual advisory vote on executive compensation

• Periodic review of Committee charters and Corporate Governance Guidelines

• Compensation and Human Capital Committee oversight of human capital management matters

CORPORATE SOCIAL RESPONSIBILITY (“CSR”)

Keysight’s CSR strategy is a three-pronged approach that: 1) supports efforts that help the planet and company thrive; 2) engages Keysight stakeholders and aligns with company values; and 3) utilizes a formal governance structure and management system. Supported by a framework of foundational pillars – each with supporting policies, programs, action plans, and accountability – this strategy provides an enterprise-wide structure with which Keysight CSR efforts are aligned and against which they are measured. Keysight’s progress is tracked and reported through our annual CSR report and related materials.
ETHICAL GOVERNANCE
Keysight is committed to conducting business in an ethically responsible manner, with strategic and operational policies, procedures, and values that support transparency, sustainability, and legal compliance. Keysight’s leadership team places ethics at the core of our operations, and all employees are expected to uphold these values in their daily work. We regularly evaluate our Standards of Business
2023 Proxy Statement 17

Conduct (“SBC”) and monitor emerging issues to confirm that our standards are appropriate to meet contemporary business challenges while adhering to Keysight’s core value of uncompromising integrity. We have an Ethics Management System which was designed to ensure continuous improvement of the company’s ethics and compliance program, in support of Keysight’s commitment to transparency, sustainability, and legal compliance.
THE ENVIRONMENT
Keysight recognizes that climate change is an economic, environmental, and social crisis and that reducing greenhouse gas (“GHG”) emissions supports the sustainability of our business. In Fiscal Year 2021, we announced our commitment to net zero emissions in company operations by the end of Fiscal Year 2040 and have committed to Science Based Target initiative (“SBTi”) to develop approved SBTs in line with limiting global warming to 1.5 degrees Celsius. In alignment with the SBTi framework, we expanded our GHG reporting from our nine largest sites to more than seventy sites over which we have operational control, and our baseline has been recalculated to align with this reporting approach. We have already taken steps to implement our strategy, including the installation of a 5.8 megawatt peak rooftop solar array at the company’s largest site, located in Penang Malaysia. In addition, as a part of our efforts in energy conservation and reduction, we implemented infrastructure projects related to heating, ventilation and air conditioning efficiency improvements and lighting system upgrades. To track progress, we established mid-term renewable energy reduction goals to be met by the end of Fiscal Year 2030, all while providing solutions that support our customers’ goals and enable sustainability innovation. Keysight’s approach to environmental sustainability, health and safety management is grounded in accountable governance and results tracking and is shaped and supported through commitments to international standards and partnerships.
Keysight has implemented a strong environmental governance structure with documented processes to ensure the company complies with local laws and regulations related to environmental matters, including climate change. Our processes for identifying, assessing and responding to climate-related risks and opportunities are managed and reported at various levels across the company. Keysight’s customer-focused quality policy and comprehensive Business Management System provide processes to enable us to meet business needs and regulatory requirements around the world.
RESPONSIBLE SOURCING
Keysight requires our suppliers to adhere to environmental and social responsibility principles aligned with those valued in our company. Keysight has strong partnerships with strategic suppliers to support mutual success and commitment to leadership in sustainable practices, technology and business operations. Keysight’s responsible sourcing program has been developed by benchmarking against external standards, including the Responsible Business Alliance Code of Conduct, the California Transparency in Supply Chains Act of 2010, the United Nations Guiding Principles on Business and Human Rights, ISO 14001:2015, and other industrial practices as specified in the Keysight Supplier Code of Conduct. By working with suppliers to support our sustainability policies and identify and mitigate supply risks, Keysight is able to maintain a leadership position in sustainable business practices.
OUR PEOPLE
Keysight values a diverse, inclusive, and respectful work environment where employees are provided challenging assignments, a safe environment, development opportunities, and competitive salaries. The company adheres to the tenets of the United Nations Guiding Principles on Business and Human Rights, prioritizes fair employment practices, and complies with all laws pertaining to nondiscrimination and equal opportunity. Employees are the driving force in carrying out our CSR vision. Through direction and oversight by the company’s leadership team, utilizing our Keysight Leadership Model (“KLM”) and supporting benefits, programs, policies, and communications, employees are given the tools for success across our CSR foundational pillars. The health and safety of employees is the highest priority throughout our continued COVID-19 response. In accordance with the Universal Declaration of Human Rights, we strive to support all Keysight employees with dignity and respect. We advocate for similar treatment of all workers worldwide. Keysight leverages its Labor Management System to validate the company’s global, systematic approach to driving continuous improvement in human rights and labor compliance.
18 2023 Proxy Statement

COMMUNITIES
Keysight contributes to the communities where the company operates, participates in local and global volunteer efforts, and supports numerous charitable and educational organizations. Keysight’s worldwide community programs tangibly demonstrate our values and commitment to societal prosperity, and directly support our social impact goals. The company’s corporate community engagement includes citizenship, philanthropy, and employee volunteerism programs. Our corporate efforts are focused on STEM education, supporting opportunities for women and underrepresented minorities in technology, health and human services, and environmental conservation.
OUR SOLUTIONS
Keysight helps build a better planet through our advanced design and validation services that help accelerate innovations to change lives, secure the world, and connect people across the globe. Keysight customers are leaders in technology, achieving breakthroughs that connect and secure the world. Keysight accelerates these breakthroughs by providing leading-edge design, test, manufacturing and optimization solutions through purposeful technology applications in areas such as clean technology, social impact and wellness, and safety and security. Our highly reliable, long-lasting solutions are designed to be safe, to be compliant with applicable regulations, and to maximize the value of limited environmental resources. In addition, Keysight services complement our solution offerings, providing multiple options to extend product life up to 40 years of active service, which can help customers meet their CSR goals.
KEY IMPACT GOALS FOR FISCAL YEAR 2022
Keysight set the following key impact goals across environmental sustainability, social impact and ethical governance for Fiscal Year 2022. Goals were identified to align with short-, mid-, and long-term efforts and progress was made as noted below.
	Key Impact Goals by End of FY 2022	End Results through FY 2022
Value committed to strengthening communities	$250M	$284M+
Students and future engineers engaged through STEM education	630,000	798,000+
Global New Hires are Women by the end of Fiscal Year 2022	35.4%	32.6%
U.S. New Hires are URMs by the end of Fiscal Year 2022	47.4%	49.1%
Material negative impacts to the income statement and institutional investment	ZERO	ZERO
Key Impact Goal by End of Fiscal Year 2040
Emissions in Company Operations	NET ZERO
2023 Proxy Statement 19

CULTURE, VALUES AND STANDARDS
Human Capital
We have a diverse, inclusive and respectful work environment, where employees are offered challenging assignments, development opportunities, competitive salaries and a safe workplace. As of October 31, 2022, we had 14,962 employees worldwide representing more than 86 self-identified nationalities working in 30 countries. Of those employees, 5,448 are located in the Americas, including 5,261 in the U.S., 2,822 are located in Europe and 6,655 are located in Asia.
Culture, Values and Standards
Our core values and culture reflect a commitment to ethical business practices and outstanding corporate citizenship. We adhere to the tenets of the United Nations Guiding Principles on Business and Human Rights, and the core International Labor Organization conventions, and we are an affiliate member of the Responsible Business Alliance. We comply with the labor and employment laws of all countries in which we operate, prioritizing fair employment practices, labor compliance, nondiscrimination and equal employment opportunity. The KLM is the framework for how we do business, enabling us to execute on our strategies with our customers, stockholders and employees while operating within our values of Speed and Courage, Uncompromising Integrity, High Performance, Social Responsibility and One Keysight.
We believe our culture, which fosters employee inclusion, engagement and innovation, is a competitive advantage. We are committed to maintaining a work environment founded on respect for all, regardless of race, color, age, gender, sexual orientation, gender identity and expression, ethnicity, religion, disability, veteran status, national origin, or any protected class. Our Keysight SBC governs our dealings with our customers, competitors, suppliers, third-party partners, as well as with our fellow employees, and is available for review on our website. Our employees are responsible for upholding the SBC, and SBC training is required annually for all our employees.
Governance and Oversight
The CAO is responsible for developing and executing the company’s human capital strategy. Our strategy incorporates global policies and programs for diversity, equity and inclusion, leadership and talent development, compensation, benefits, staffing and workforce planning, human resources systems, education and organization development. The CAO is responsible for developing and integrating the company’s diversity, equity and inclusion priorities and strategy. The CEO and CAO regularly update our Board and the Compensation and Human Capital Committee on human capital matters.
Hiring, Retention and Succession Planning
We understand that STEM education is critical to creating a pipeline of future engineers, and we provide global for support STEM education through a variety of company-sponsored and employee-led programs which introduce school-age students to engineering.
Our talent acquisition and Human Resources teams work with business leaders to understand and align on how our business goals and strategies impact our talent needs. The teams use this information to inform recruiting efforts and to build talent pipelines to support growth. In partnership with the marketing team, we have built a strong company brand utilizing multiple communication platforms to better enable us to attract top talent.
We continue to refine and expand our talent acquisition strategies and processes. As part of our talent acquisition strategy, we provide training to recruiters and hiring managers to assist them in recruiting and hiring top talent. We had a global job acceptance rate of 83.2 percent in Fiscal Year 2022 and the number of software engineers in our R&D function have more than doubled since we became an independent company.
Our business leaders are required to periodically evaluate employee contributions to the company and to identify key contributors, as well as those in need of improvement. Our annual rewards process provides employees with feedback on their performance over the past fiscal year and rewards achievement. Working with Human Resources, business leaders develop retention strategies and initiatives to keep critical talent focused and engaged and to minimize attrition. The average tenure of our employees is 12.2 years. Our three-year average employee turnover rate was approximately 7.2% percent and has been lower than the industry average for the past five years.
We continue to develop our leadership capability. We have identified core competencies for leadership positions along with a learning and development framework that can help leaders refine their skills. Succession planning sessions are conducted annually in each business and at many levels in the organization, including the executive level. These reviews provide visibility to top talent, potential leadership gaps, and development plans.
20 2023 Proxy Statement

Globally, 4.2% percent of our employee population is likely ready to retire in the next five years. In the U.S. and Japan, employees eligible to retire are 24.8% and 17.3% , respectively. We recognize that many of these employees have valuable skills and historical information, and that knowledge transfer is critical. We have created knowledge transfer practices to enable us to retain critical knowledge. In the U.S., we have a program specifically designed to enable retirement-ready critical talent to gradually reduce hours leading up to retirement, giving us time to transfer critical information and processes. Once retired, these former employees are given the opportunity to consult with us on a limited basis to provide on-going mentoring and training.
Diversity and Equal Employment Policy
We are an equal-opportunity employer, and we are committed to maintaining a diverse and inclusive work environment that is free from harassment and discrimination. The value we place on diversity, equity and inclusion is a competitive advantage, and it helps us attract and retain the best talent and drive high performance through innovation and collaboration. We benefit from the innovation that results when people with differing experiences, perspectives and cultures work together.
Diversity, equity and inclusion are among our CEO's top priorities. In addition to our broader diversity, equity and inclusion initiatives, we set near-term objectives to increase representation of women globally and under-represented minorities in the U.S. We have a Director of Diversity, Equity and Inclusion who is responsible for driving strategy and for implementation of new and ongoing initiatives. In an effort to increase transparency into our DEI efforts, we were proud to publish our first Diversity, Equity and Inclusion report in Fiscal year 2022. In addition, we published the Company’s 2021 EEO-1 report which can be found on our website at https://www.keysight.com/go/2021EEO-1.
To increase the pool of diverse candidates for open positions, we participate in diversity-focused career fairs and conferences in the U.S., Asia and Europe. We identify diversity recruiting business champions to develop business-specific talent acquisition plans, and we have partnerships with universities worldwide that are aligned with our strategic talent needs, including Historically Black Colleges and Universities (“HBCU”) in the United States. In an effort to enable employees to be successful, we provide mentoring programs, inclusive benefits, access to employee network groups, and training for every stage of employment.
As of October 31, 2022, women represented 30.6% percent of our global workforce, and underrepresented minorities represented 37.7% percent of the U.S. workforce. The percentage of women in leadership positions (Officer, Senior Vice President, Vice President, Senior Manager, Integrating Manager, Operating Manager and Supervisor) globally was 24.4% and the percentage of underrepresented minorities was 33.3%. At the senior executive level (Officer, Senior Vice President, Vice President), 23.4% percent were women and 24% percent were underrepresented minorities. Our Board has eleven members, three of whom are women, and three are self-identified underrepresented minorities.
We seek to expand the hiring of qualified women, globally and qualified underrepresented minorities in the U.S. We established annual hiring goals to improve our workforce diversity. In Fiscal Year 2022, 32.6% percent of our global external new hires were women, falling short of our Fiscal Year 2022 goal of 35.4% percent. In Fiscal Year 2022, 49.1% percent of external new hires in the U.S. were underrepresented minorities, exceeding our goal of 47.4% percent. For Fiscal Year 2023 the adjusted hiring goals for global external new hires being women goal is 33.6% and 50.1% percent of external new hires in the U.S. being underrepresented minorities. A metric in our short-term executive compensation program for the Fiscal Year 2023 is tied to the achievement of these goals, underscoring their importance to the Company. To measure the achievement of this goal, we use the following definition of underrepresented minorities: Employees who self-identify as Black, African American, Hispanic, Latino, Asian, Pacific Islander, Native American, Native Hawaiian, Alaska Native, or gay, lesbian, bisexual or transgender.
2023 Proxy Statement 21

Learning and Development
We believe that learning is a lifelong pursuit that creates a mindset of professional growth and continuous improvement. We emphasize on-the-job learning through stretch assignments and development opportunities as well as education. Our employees have access to a wide range of programs, workshops, classes and resources to help them excel in their careers. Our Keysight University platform offers training and development programs, as well as learning resources. Our Employee Educational Assistance Program provides financial and management support to eligible employees, allowing them to pursue academic degrees related to their field of work.
Many of our employees are required to take annual training courses related to their work, including those pertaining to the environment, data privacy, contributing to an inclusive workplace, and workplace health and safety. We also have leadership development programs including the training for new managers and development through ExecOnline. We hold an annual Keysight Executive Development (“KED”) program with senior leaders to align on strategy and key focus areas for the company.
Compensation and Benefits
We compensate employees with competitive wages and benefit programs designed to meet employee needs. Our compensation and benefit programs are designed to recognize our employees' contributions to value creation and business results. We seek to ensure pay parity across our organization. In 2022, we maintained a worldwide male-to-female salary ratio of nearly 1:1.
Listening to Employees
We provide multiple avenues for employee input. Our Open-Door Policy provides employees with direct access to any level of management to discuss ideas, get input on career development and discuss concerns in a constructive manner. The MyVoice program fosters inclusion through engagement surveys on a variety of topics that give us insight on what employees’ value and helps us identify where to prioritize our efforts. We also created a global Inclusion Council comprised of employees from all functions and across the globe to help formulate our goals and track our progress.
Health, Safety and Wellness
We strive to maintain a best-in-class work environment and provide a safe and healthy workplace for all employees. We accomplish this through strict compliance with applicable laws and regulations regarding workplace safety. Our programs include recognition and control of workplace hazards, ergonomics training, a global travel health program, and robust emergency and disaster recovery plans. We promote the health and wellness of our employees through our Employee Well Being programs and workplace accessibility and accommodations. In Fiscal Year 2022, after a challenging two years of navigating through the COVID-19 pandemic, employees returned to the office in most locations, while we maintain our focus on employee health and safety.
22 2023 Proxy Statement

INFORMATION SECURITY

Information security is an important priority for Keysight. Our Borderless Information Security Program applies an enterprise-wide, risk-based approach to information security that has foundations in industry standards and best practices. Our information security operations and procedures provide a comprehensive Information Security Management System (“ISMS”) that enable us to maintain the confidentiality, integrity, and availability of information and systems in our environment.
BORDERLESS INFORMATION SECURITY PROGRAM
The Borderless Information Security Program is focused on the following priorities:
•
Risk Management and Compliance – We have worldwide operations and are subject to and comply with laws and regulatory requirements wherever we conduct business. Using our enterprise-wide risk management programs and Information Security Review process, we assess, document, monitor and report information security risks. Based on this information, we evaluate the likelihood and impact of harmful events and deliver recommendations regarding a response to risks presented.

•
Training and Awareness – Keysight requires all employees to take annual security awareness training which includes training on information security. We regularly deploy enterprise-wide phishing simulation tests with mandatory follow-up training and education as needed. Our information security policies are based on NIST SP 800-171 and apply enterprise-wide. They are reviewed at least annually and are updated as needed. Additionally, we provide an easy mechanism for employees to report suspicious email messages to the information security team for additional investigation.

•
Security Tools Optimization – We utilize a variety of tools to protect our network and systems, including firewalls, intrusion detection and prevention systems, web content filtering protection, anti-virus and malware detection tools, system scans and full disk encryption. We use Security Information and Event Management (“SIEM”) to process logs and events. The SIEM correlates input from across the Keysight network and creates alerts when suspicious behavior is detected.

•
Third Party Risk – Third party access to Keysight networks is catalogued and reviewed. Third parties are only granted the level of access required to carry out their work. Our Internal Audit organization performs audits to help identify potential control weaknesses, compliance concerns or operational inefficiencies in our processes.

•
Data Protection and Asset Management – We maintain an up-to-date inventory of assets with access to our networks and encrypt mobile devices and control configurations of those devices. We use a database activity monitoring tool to identify and report fraudulent or suspicious activity. We have documented disaster recovery plans and processes which are regularly reviewed and tested.

•
Security Operations – We have multiple processes in place for detection and response to potential attacks, breaches or disruptions, including the Security Operations Center which is a dedicated, in-house, 24x7 monitoring and response center.

GOVERNANCE AND OVERSIGHT
Keysight has a dedicated Chief Information Security Officer (“CISO”) who is responsible for the ISMS, including the legal, physical, and technical controls associated with that system. The CISO and reports directly to the Company’s Chief Information Officer (“CIO”). The CIO is the head of the Company’s global information technology (“IT”) team which has an integrated governance structure consisting of a Senior Executive Committee, a Cyber Executive Committee and Cyber Leaders. The Senior Executive Committee prioritizes the information technology components of strategic business imperatives and oversees IT capability and security programs. The Cyber Executive Committee reviews identified risks, sponsors initiatives to address risk and oversees security and compliance responses. Cyber leaders are management representatives from all functions and lines of business who are responsible for executing programs and initiatives sponsored by the Executive Committee.
The Audit and Finance Committee, which is comprised entirely of independent directors with information security experience, oversees and monitors the Company’s information security programs. The CIO meets with the Audit and Finance Committee regularly to report on risks, mitigation, initiatives, compliance and outcomes and the Audit and Finance Committee reports relevant information to the full Board.
2023 Proxy Statement 23

AUDIT AND SCORING
We engage with approved third-party companies that audit our regulatory compliance, validate control performance, perform penetration testing and provide impartial risk assessments. Additionally, our information security programs are monitored by Bitsight and Security Scorecard, leading cybersecurity ratings agencies, that continuously monitor and provide security report cards for all companies with an internet presence. We are proud that our Bitsight rating puts us in the “Advanced” category, and we maintained our “A” rating from Security Scorecard as of October 31, 2022. There have been no known information security breaches in Fiscal Years 2020, 2021, or 2022.
INFORMATION SECURITY RISK INSURANCE
Keysight maintains information security risk insurance to offset the costs of an information security breach. The policy is reviewed annually and updated as needed.
CORPORATE GOVERNANCE GUIDELINES

The Board has adopted a set of Corporate Governance Guidelines to assist it in guiding our governance practices. We have reviewed internally, and the Board has reviewed, the provisions of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”), the rules of the SEC, and the New York Stock Exchange (“NYSE”) corporate governance listing standards regarding corporate governance policies and processes, and we have determined that we are in compliance with the applicable rules and listing standards. These practices are regularly reevaluated by the Nominating and Corporate Governance Committee in light of changing circumstances to ensure that the best interests of Keysight and its stockholders are being served. A copy of our Corporate Governance Guidelines is located in the Investor Relations section of our website and can be accessed by clicking on “Governance Policies” in the “Corporate Governance” section of our web page at investor.keysight.com.
COMMUNICATING WITH THE BOARD

Stockholders and other interested parties may communicate with the Board and Keysight’s Chair of the Board by filling out the form at “Contact the Chair” under “Corporate Governance” at investor.keysight.com or by writing to Ronald S. Nersesian, c/o Keysight Technologies, Inc., General Counsel, 1400 Fountaingrove Parkway, Santa Rosa, CA 95403. Our General Counsel will perform a legal review in the normal discharge of his duties to ensure that communications forwarded to the Chair of the Board preserve the integrity of the process. Any communication that is relevant to the conduct of our business and is not forwarded will be retained for a reasonable period of time or for as long as legally required and made available to the Chair of the Board and any independent director upon request. The independent directors grant the General Counsel discretion to decide which correspondence will be shared with our management and specifically instruct that any personal employee complaints be forwarded to the Human Resources Department.
STOCKHOLDER COMMUNICATION

We recognize the importance of regular and transparent communication with our stockholders. Stockholder communication is essential to our ongoing review of our corporate governance and executive compensation programs and practices. This year, we reached out to stockholders representing over 44% of our outstanding shares to update them on our ESG activities in Fiscal Year 2022, and we invited them to meet with our General Counsel and Corporate Secretary, our CAO, and our Director of Investor Relations to discuss ongoing activities as well as other topics of interest to them. We had a positive response to the invitation and met with stockholders representing 19% of our outstanding shares. In those meetings, we discussed our ongoing efforts related to DEI, our commitment to the environment and corporate governance and we listened to their perspective on issues of importance to them.
24 2023 Proxy Statement

While each of our stockholders had their own perspectives on issues of importance to them, the steps we are taking to achieve our net zero commitment and evaluate Scope 3 science-based targets were of primary interest to many. Other areas of interest were our DEI achievements and Board oversight of ESG matters. Our stockholders also expressed continued interest in a phased declassification of our Board. We listened carefully to this input and discussed it with our Board and our executives.
Efforts to increase diversity on our Board have been underway for several years and are continuing. In Fiscal Year 2022, we added Kevin A. Stephens and Satish C. Dhanasekaran to our Board, increasing the number of URMs on the Board to three. We will continue our efforts to attract women and URM Board candidates in future director searches by expanding both our recruiting efforts and the criteria for selection.
Further, Proposal 4 in this Proxy Statement is a management proposal to amend Keysight’s Amended and Restated Certificate of Incorporation to phase out the classification of our Board over a three-year period such that, if approved, beginning with the election of directors at the 2026 Annual Meeting of Stockholders, all directors would then be elected annually for one-year terms.
We also communicate with stockholders through a number of routine forums, including quarterly earnings presentations, SEC filings, our Annual Report and Proxy Statement, the Annual Meeting, investor meetings, conferences and web communications. We relay stockholder feedback and trends on corporate governance and sustainability developments to our Board and its standing Committees and work with them to enhance our practices and improve our disclosures.
DIRECTOR NOMINATION AND APPOINTMENT PROCESS

The Nominating and Corporate Governance Committee proposes a slate of directors for election by Keysight’s stockholders at each annual meeting and recommends to the Board candidates to fill any vacancies on the Board.
The Nominating and Corporate Governance Committee will consider director candidates recommended for nomination by stockholders, provided that the recommendations are made in accordance with the procedures described in the section entitled “General Information about the Meeting” located at the end of this Proxy Statement. Candidates recommended for nomination by stockholders that comply with these procedures will receive the same consideration as other candidates recommended by the Nominating and Corporate Governance Committee.
We hire third-party executive search firms to help identify and facilitate the screening and interview process for non-employee director candidates. To be considered by the Nominating and Corporate Governance Committee, we look for director nominees who have:
•	A reputation for personal and professional integrity and ethics;
•	Soundness of judgment;
•	The ability to make independent, analytical inquiries;
•	The willingness and ability to devote the time required to perform Board activities adequately;
•	The ability to represent the total corporate interests of Keysight; and
•	The ability to represent the long-term interests of stockholders as a whole.
In an effort to increase the diversity of our Board, we recently expanded our Board search criteria to include not only CEO and public board experience, but executive or high-level management experience as well, and we consciously include diverse candidates in our Board selection process. In addition to these minimum requirements, the Nominating and Corporate Governance Committee will also consider whether the candidate’s skills are complementary to the existing Board members’ skills and experience in technology, manufacturing, finance and marketing, information security, human capital management, international experience and culture, and the Board’s needs for specific operational, management or other expertise. The executive search firm screens the candidates, does reference checks, prepares a biography for each candidate for the Nominating and Corporate Governance Committee to review and helps set up interviews.
2023 Proxy Statement 25

The Nominating and Corporate Governance Committee and Keysight’s CEO interview candidates that meet the criteria, and the Nominating and Corporate Governance Committee selects candidates that best suit the Board’s needs. In the past year, we added Kevin A. Stephens and Satish C. Dhanasekaran to the Board. Mr. Stephens was initially identified and recommended by an independent third-party search firm.
BOARD LEADERSHIP STRUCTURE

Mr. Nersesian served as Chair of the Board of Directors, President and Chief Executive Officer of Keysight through April 30, 2022. Effective May 1, 2022, Mr. Nersesian retired as President and Chief Executive Officer but continues to serve as the Executive Chair.
Effective on May 1, 2022, the Board appointed Mr. Dhanasekaran to serve as President and Chief Executive Officer of Keysight. Also effective on May 1, 2022, the Nominating and Corporate Governance Committee recommended, and the Board voted to expand the Board to eleven directors and appointed Mr. Dhanasekaran to the Board. On September 22, 2022, the independent directors of the Board appointed Ms. Nye to serve as Lead Independent Director.
The duties of the Chair of the Board, Lead Independent Director and CEO are set forth in the table below:
Executive Chair	Lead Independent Director	CEO
• Presides over meetings of the Board • Presides over meetings of stockholders • Prepares the agenda for each Board meeting • Prepares the agenda for each stockholder meeting
• Presides over meetings of independent directors at which the Chair is not present

• In conjunction with the Compensation and Human Capital Committee, evaluates the performance of the CEO and reviews CEO compensation

• Guides the Board’s annual self-assessment process and leads the Board in periodic reviews of senior management succession planning

• Reviews and coordinates the agenda for Board meetings in consultation with the Chair

• Acts as liaison between the Chair and the independent directors

• Manages the day-to-day affairs of Keysight, subject to the overall direction and supervision of the Board and its committees

• Consults with and advises the Board and its committees on the business and affairs of Keysight

• Performs such other duties as may be assigned by the Board

During the first half of Fiscal Year 2022, the roles of Chair and CEO were combined. The roles were separated effective May 1, 2022 with Mr. Nersesian’s retirement as CEO and President and Mr. Dhanasekaran’s appointment as CEO and President. The Board believes that the current structure, with an experienced and knowledgeable Executive Chair, our newly appointed CEO and President, and a strong Lead Independent Director provides the appropriate leadership structure for Keysight and its stockholders.
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BOARD’S ROLE IN RISK OVERSIGHT

The Board’s role in risk oversight is consistent with Keysight’s leadership structure, with management having day-to-day responsibility for identifying, evaluating and managing Keysight’s risk exposure and the Board having the ultimate responsibility for overseeing risk management governance with a focus on Keysight’s most significant risks. The Board is assisted in meeting this responsibility by its committees as described below.
Board of Directors
•	Regularly reviews the strategic plans of Keysight and each of its operating segments
•	Reviews specific risk topics, including risks associated with our capital structure, growth plans, environmental programs and client relationships
•	Receives regular written reports on enterprise-level risks
•	Receives regular reports from each of the Board’s committees on their areas of risk oversight
•	At least annually, reviews Keysight’s succession plan to ensure Keysight maintains an appropriate succession plan for its senior management
Audit and Finance Committee
•	Reviews internal controls and Keysight’s financial statements with the Chief Financial Officer, Corporate Controller and the external and internal auditors
•	Oversees risks relating to key accounting and reporting policies
•	Receives regular reports from Keysight’s Vice President of Internal Audit regarding enterprise risk management and compliance
•	Meets regularly with the external independent auditors, Chief Financial Officer, General Counsel and internal auditors in executive session
•	Receives regular legal, regulatory, litigation and compliance updates from Keysight’s General Counsel
•	Oversees compliance policies and programs (including the SBC and Director Code of Ethics), compliance statistics and investigations, trainings, certifications, and relevant legal developments
•	Receives regular reports from Keysight’s Chief Information Officer regarding information security risks and prevention plans
Compensation and Human Capital Committee
•	Oversees risks associated with our compensation policies and practices with respect to both executive compensation and compensation generally
•	Employs an independent compensation consultant to assist in designing and reviewing compensation programs, including the potential risks created by the programs
•	Oversees enterprise-wide Human Capital Management risks, including providing input to the Board on succession planning
2023 Proxy Statement 27

Nominating and Corporate Governance Committee
•	Oversees risks relating to Keysight’s governance structure and other corporate governance matters and processes
•	Evaluates related person transactions and any risks associated therewith
•	Oversees compliance with key corporate governance policies, including the Corporate Governance Guidelines
•	Identifies and makes recommendations regarding director nominees to the Board
THE BOARD’S ROLE IN ENVIRONMENTAL, SOCIAL AND GOVERNANCE (ESG) OVERSIGHT

Our ESG progress is overseen by our Board and its committees. Members of management representing Environmental Health and Safety, Human Resources, Information Security, and Legal are responsible for reviewing and assessing significant ESG risks that could impact the Company. Management regularly briefs the Board and the relevant committees on ESG topics and the Company’s strategy for addressing those issues.
Board
•	Reviews the Company’s ESG strategy to ensure alignment with the Company’s long-term value creation strategies
•	Evaluates environmental risks, opportunities strategies and long- and short-term goals and monitors the financial impact on the Company
Audit and Finance Committee
•	Reviews and monitors compliance with environmental laws and regulations
•	Reviews and evaluates risks and opportunities related to information security
Compensation and Human Capital Committee
•	Oversees Company culture including diversity, equity and inclusion initiatives
•	Establishes and measures achievement of ESG metrics in executive compensation programs
•	Monitors pay equity, sets compensation philosophy and oversees executive compensation programs
Nominating and Corporate Governance Committee
•	Periodically evaluates the skills and qualifications of current directors
•	Assists the Board in establishing a pool of director candidates and evaluates their qualifications
•	Periodically reviews corporate governance practices and makes recommendations for changes to the Board
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MAJORITY VOTING FOR DIRECTORS

Our Bylaws provide for majority voting by stockholders regarding director elections. In an uncontested election, any nominee for director shall be elected by a majority of the votes cast with respect to the director. A “majority of the votes cast” means that the number of shares voted FOR a director must exceed 50% of the votes cast with respect to that director. The votes cast with respect to that director shall include votes to withhold authority and exclude votes to ABSTAIN with respect to that director’s election. If a director is not elected due to a failure to receive a majority of the votes cast and his or her successor is not otherwise elected and qualified, the director shall promptly tender his or her resignation following certification of the stockholder vote.
The Nominating and Corporate Governance Committee will consider the tendered resignation and recommend to the Board whether to accept or reject it, or whether other action should be taken. The Board will act on the Nominating and Corporate Governance Committee’s recommendation within 90 days following certification of the stockholder vote. Thereafter the Board will promptly disclose their decision and the rationale behind it in a press release. Any director who tenders his or her resignation pursuant to this provision shall not participate in the Nominating and Corporate Governance Committee recommendation or Board action regarding whether to accept the resignation offer.
POLICIES ON BUSINESS ETHICS

We have adopted the SBC that requires all of our business activities to be conducted in compliance with laws, regulations and ethical principles and values. All officers and employees are required to read, understand and abide by the requirements of the SBC and must take annual SBC training. We have also adopted a Director Code of Ethics applicable to Keysight’s directors.
These documents are accessible on Keysight’s website at investor.keysight.com under “Governance Policies.” Any waiver of these codes for directors or executive officers may be made only by the Audit and Finance Committee. We will disclose any amendment to, or waiver from, a provision of the SBC for the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, on our website within four business days following the date of the amendment or waiver. In addition, we will disclose any waiver from these codes for the other executive officers and for directors on the website.
DIRECTOR INDEPENDENCE

The majority of our Board is “independent” as defined by the rules of the NYSE and the Corporate Governance Guidelines adopted by the Board. For Fiscal Year 2022, the Board affirmatively determined that James G. Cullen, Charles J. Dockendorff, Richard P. Hamada, Michelle J. Holthaus, Paul A. Lacouture, Jean M. Nye, Joanne B. Olsen, Robert A. Rango and Kevin A. Stephens were independent. The criteria adopted by the Board to assist it in making determinations regarding the independence of its members are consistent with the NYSE listing standards regarding director independence. To be considered independent, the Board has to determine that a director does not have a material relationship with Keysight or its subsidiaries (either directly or as a partner, stockholder or officer of an organization that has a relationship with Keysight or its subsidiaries). In assessing independence, the Board considers all relevant facts and circumstances. In particular, when assessing the materiality of a director’s relationship with Keysight or its subsidiaries, the Board considers the issue not just from the standpoint of the director, but also from that of the persons or organizations with which the director has an affiliation. The Board did not identify any such relationships and there are no family relationships among Keysight’s executive officers and directors.
Annually, the Board assesses the independence of directors and based on the recommendation of the Nominating and Corporate Governance Committee, makes a determination as to which members are independent.
2023 Proxy Statement 29

AUDIT AND FINANCE COMMITTEE MEMBER INDEPENDENCE
We have adopted standards for Audit and Finance Committee member independence in compliance with the SEC and NYSE corporate governance listing standards. In affirmatively determining the independence of any director who will serve on the Audit and Finance Committee, the Board must consider all factors specifically relevant to determining whether such director has a relationship to Keysight or any of its subsidiaries which is material to such director’s ability to be independent from management in connection with the duties of an Audit and Finance Committee member, including, but not limited to:
•	The source of compensation of such director, including any consulting, advisory or other compensatory fee paid by Keysight to such director;
•	Whether such director is affiliated with Keysight, a subsidiary of Keysight or an affiliate of a subsidiary of Keysight; and
•	Whether such director serves on more than three reporting company audit committees.
Charles Dockendorff currently serves on the audit committee of four public companies, including Keysight. The Board has considered whether such simultaneous service would impair his ability to effectively serve as the Chair of Keysight’s Audit and Finance Committee. In its analysis, the Board considered the Committee’s demanding roles and responsibilities and the time commitment required by such service. The Board also considered the skills and expertise of Mr. Dockendorff, including his prior experience as a Chief Financial Officer of a number of public companies and the various commitments of his time. After careful consideration, the Board concluded that Mr. Dockendorff’s other audit committee service does not impair his ability to effectively fulfill his responsibilities to Keysight at this time and, therefore, the Board has specifically approved his continuation as Chair of Keysight’s Audit and Finance Committee.
The Board has also determined that each of the members of the Audit and Finance Committee is independent.
COMPENSATION AND HUMAN CAPITAL COMMITTEE MEMBER INDEPENDENCE
Keysight has adopted standards for Compensation and Human Capital Committee member independence in compliance with the SEC and NYSE corporate governance listing standards. In affirmatively determining the independence of any director who will serve on the Compensation and Human Capital Committee, the Board must consider all factors specifically relevant to determining whether such director has a relationship to Keysight or any of its subsidiaries which is material to such director’s ability to be independent from management in connection with the duties of a Compensation and Human Capital Committee member, including, but not limited to:
•	The source of compensation of such director, including any consulting, advisory or other compensatory fee paid by Keysight to such director; and
•	Whether such director is affiliated with Keysight, a subsidiary of Keysight or an affiliate of a subsidiary of Keysight.
The Board has determined that each of the members of the Compensation and Human Capital Committee is independent.
30 2023 Proxy Statement

COMMITTEES OF THE BOARD OF DIRECTORS

The Board has four standing Committees and their composition as of the end of Fiscal Year 2022 was as set forth in the table below. The Board held seven meetings during Fiscal Year 2022. Each director attended at least 75% of the total number of meetings of the Board of Directors and the total number of meetings held by all Committees of the Board on which each such director served, during the period for which each such director served. The members of the Committees and the number of Board and committee meetings during Fiscal Year 2022 are identified in the following table.
Committee Memberships (as of October 31, 2022)
Board Member	Board	Audit & Finance Committee	Compensation and Human Capital Committee	Executive Committee	Nominating & Corporate Governance
James G. Cullen	•		(C)		•
Satish C. Dhanasekaran	•
Charles J. Dockendorff	•	(C)			•
Richard P. Hamada	•		•		•
Michelle J. Holthaus	•		•		•
Paul A. Lacouture	•	•			•
Ronald S. Nersesian	•			(C)
Jean M. Nye*	•		•	•	(C)
Joanne B. Olsen	•		•		•
Robert A. Rango	•	•			•
Kevin A. Stephens	•	•			•
Number of Meetings in Fiscal Year 2022	7	10	4	0	3
*	Lead Independent Director
Keysight encourages, but does not require, its Board members to attend the annual stockholders meeting. All of Keysight’s then-sitting directors attended the 2022 Annual Meeting, which was held virtually.
2023 Proxy Statement 31

RESPONSIBILITIES OF THE AUDIT AND FINANCE COMMITTEE
The Audit and Finance Committee is responsible for the oversight of the quality and integrity of Keysight’s consolidated financial statements, its compliance with legal and regulatory requirements, the qualifications, independence, and performance of its independent registered public accounting firm, the performance of its internal audit function and other significant financial matters. In discharging its duties, the Audit and Finance Committee is expected to:
•	Have the sole authority to appoint, retain, compensate, oversee, evaluate and replace the independent registered public accounting firm to perform audit and non-audit services;
•	Review and approve the scope of the annual internal and external audits;
•	Meet independently with Keysight’s internal auditing staff, independent registered public accounting firm and senior management;
•	Review the adequacy and effectiveness of the system of internal control over financial reporting and any significant changes in internal control over financial reporting;
•
Review Keysight’s consolidated financial statements and disclosures including “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Keysight’s periodic reports on Form 10-K or Form 10-Q;

•
Establish and oversee procedures for (a) the receipt, retention and treatment of complaints received by Keysight regarding accounting, internal accounting controls or auditing matters, and (b) the confidential anonymous submission by employees of Keysight of concerns regarding questionable accounting or auditing matters;

•	Review, monitor and assess the adequacy and effectiveness of Keysight’s enterprise-wide compliance programs;
•	Monitor compliance with Keysight’s SBC;
•	Meet periodically with Keysight’s internal auditing staff to review the results of internal risk assessments conducted by key executives responsible for major businesses and functions in the company;
•	Review and monitor the adequacy and effectiveness of information security policies and programs; and
•
Review disclosures from Keysight’s independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independence of accountant’s communications with the Audit and Finance Committee.

In accordance with section 407 of the Sarbanes-Oxley Act, the Board identified Charles J. Dockendorff as the Audit and Finance Committee’s “Financial Expert.”
RESPONSIBILITIES OF THE COMPENSATION AND HUMAN CAPITAL COMMITTEE
The Compensation and Human Capital Committee is responsible for compensation of Keysight’s CEO and other executive officers as well as Keysight’s compensation plans, policies and programs as they affect the CEO and other executive officers, human capital management, and providing input to the full Board on matters related to succession planning. In addition, the Compensation and Human Capital Committee:
•	Determines the compensation and the corporate goals and objectives for the performance of the CEO and other executive officers;
•	Reviews and evaluates the performance of the CEO and other executive officers;
•	Supervises and oversees the administration of Keysight’s incentive compensation, variable pay and stock programs, including the impact of such programs on Company risk;
•	Establishes comparator peer group and compensation targets based on this peer group for Keysight’s NEOs; and
•	Has sole authority to retain and terminate executive compensation consultants.
32 2023 Proxy Statement

For more information on the responsibilities and activities of the Compensation and Human Capital Committee, including the Committee’s processes for determining executive compensation, see “Compensation Discussion and Analysis,” “Compensation and Human Capital Committee Report,” and “Executive Compensation” in this Proxy Statement and the Compensation and Human Capital Committee’s charter located under “Governance Policies” in the “Corporate Governance” section of our Investor Relations website at http://investor.keysight.com.
The Compensation and Human Capital Committee is aided by an independent compensation consultant, who is selected and retained by the Compensation and Human Capital Committee. The role of the compensation consultant is to advise the Compensation and Human Capital Committee on marketplace trends in executive compensation, management proposals for compensation programs, and executive officer compensation decisions. The compensation consultant also evaluates compensation for non-employee directors and equity compensation programs generally and advises the Compensation and Human Capital Committee about its recommendations to the Board on CEO compensation. To maintain the independence of the firm’s advice, the compensation consultant does not provide any services for Keysight other than those described above. Our Compensation and Human Capital Committee selected Meridian Compensation Partners LLC (“Meridian”) as its independent compensation consultant to provide advice and recommendations on Fiscal Year 2022 executive compensation matters. In the process of selecting the independent compensation consultant, our Compensation and Human Capital Committee considered Meridian’s independence by taking into account the factors prescribed by the NYSE listing rules. Based on this evaluation, the Compensation and Human Capital Committee determined that no conflict of interest existed with respect to Meridian.
RESPONSIBILITIES OF THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
The Nominating and Corporate Governance Committee is responsible for identifying individuals qualified to become Board members, consistent with criteria approved by the Board, and recommending to the Board the director nominees for the next annual meeting of stockholders and the individuals to fill vacancies occurring between annual meetings of stockholders. It is also responsible for recommending to the Board the appropriate Board size and Committee structure and developing and reviewing corporate governance principles applicable to Keysight. The Nominating and Corporate Governance Committee also administers Keysight’s Related Person Transactions Policy and Procedures (the “Related Person Transactions Policy”). See “Related Person Transactions Policy and Procedures” in this Proxy Statement for more information.
RESPONSIBILITIES OF THE EXECUTIVE COMMITTEE
The Executive Committee meets or takes written action when the Board is not otherwise meeting. The Executive Committee has full authority to act on behalf of the Board, except that it cannot amend Keysight’s Bylaws, recommend any action that requires the approval of the stockholders, fill vacancies on the Board or any Board committee, fix director compensation, amend or repeal any non-amendable or non-repeatable resolution of the Board, declare a distribution to the stockholders except at rates determined by the Board, appoint other Committees or take any action not permitted under Delaware law to be delegated to a committee.
During Fiscal Year 2022, the Executive Committee did not hold any meetings.
COMMITTEE CHARTERS
We have adopted charters for our Audit and Finance Committee, Compensation and Human Capital Committee, and Nominating and Corporate Governance Committee and Executive Committee consistent with the applicable rules and standards. Our Committee charters are located under “Governance Policies” in the “Corporate Governance” section of our Investor Relations website at investor.keysight.com.
2023 Proxy Statement 33

COMPENSATION AND HUMAN CAPITAL COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The members of the Compensation Committee during fiscal 2022 were James G. Cullen (Chair), Richard P. Hamada, Michelle J. Holthaus, Jean M. Nye and Joanne B. Olsen. No member of the Compensation and Human Capital Committee was at any time during Fiscal Year 2022 or at any other time an officer or employee of Keysight, and no member of this committee had any relationship with Keysight requiring disclosure under Item 404 of Regulation S-K. No executive officer of Keysight has served on the board of directors or compensation committee of any other entity that has or has had one or more executive officers who served as a member of the Compensation and Human Capital Committee during Fiscal Year 2022.
Each member of the Compensation and Human Capital Committee is considered independent under Keysight’s Board and Compensation Committee Independence Standards as set forth in Keysight’s Amended and Restated Corporate Governance Guidelines.
34 2023 Proxy Statement

RELATED PERSON TRANSACTIONS POLICY AND PROCEDURES

Keysight’s SBC and Director Code of Ethics require that all employees and directors avoid conflicts of interests that interfere with the performance of their duties or the best interests of Keysight. In addition, we have adopted the written Related Person Transactions Policy that prohibits any of Keysight’s executive officers, directors or any of their immediate family members from entering into a transaction with Keysight, except in accordance with the policy. For purposes of the policy, a “related person transaction” includes any transaction (within the meaning of Item 404(a) of Regulation S-K) involving Keysight and any related person that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Under our Related Person Transactions Policy, the General Counsel must advise the Nominating and Corporate Governance Committee of any related person transaction of which he becomes aware. The Nominating and Corporate Governance Committee must then either approve or reject the transaction in accordance with the terms of the policy. In the course of making this determination, the Nominating and Corporate Governance Committee shall consider all relevant information available to it and, as appropriate, must take into consideration the following:
•	The size of the transaction and the amount payable to the related person;
•	The nature of the interest of the related person in the transaction;
•	Whether the transaction may involve a conflict of interest; and
•
Whether the transaction involved the provision of goods or services to Keysight that are available from unaffiliated third parties and, if so, whether the transaction is on terms and made under circumstances that are at least as favorable to Keysight as would be available in comparable transactions with or involving unaffiliated third parties.

Under the Related Person Transactions Policy, Company management screens for any potential related person transactions, primarily through the annual circulation of a Directors and Officers Questionnaire (“D&O Questionnaire”) to each member of the Board and each officer of Keysight that is a reporting person under Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The D&O Questionnaire contains questions intended to identify related persons and transactions between Keysight and related persons. If a related person transaction is identified, such transaction is brought to the attention of the Nominating and Corporate Governance Committee for its approval, ratification, revision, or rejection in consideration of all of the relevant facts and circumstances.
The Nominating and Corporate Governance Committee must approve or ratify each related person transaction in accordance with the policy. Absent this approval or ratification, no such transaction may be entered into by Keysight with any related person.
In 2014, the Board adopted the Related Person Transactions Policy to provide for standing pre-approval of limited transactions with related persons. Pre-approved transactions include:
•
Any transaction with another company at which a related person’s only relationship is as an employee (other than an executive officer or an equivalent), director or beneficial owner of less than 10% of that company’s shares, if the aggregate amount involved does not exceed the greater of (i) $1,000,000, or (ii) 2% of that company’s total annual revenues.

•
Any charitable contribution, grant or endowment by Keysight to a charitable organization, foundation or university at which a related person’s only relationship is as an employee (other than an executive officer or an equivalent), a director or a trustee, if the aggregate amount involved does not exceed the lesser of $500,000, or 2% of the charitable organization’s total annual receipts.

Keysight will disclose the terms of related person transactions in its filings with the SEC to the extent required.
2023 Proxy Statement 35

TRANSACTIONS WITH RELATED PERSONS
We purchase services, supplies, and equipment in the normal course of business from many suppliers and sell or lease products and services to many customers. In some instances, these transactions occur with companies with which members of our management or Board have relationships as directors or executive officers. For transactions entered into during Fiscal Year 2022, none exceeded or fell outside of the pre-approved thresholds set forth in our Related Party Transaction Policy.
During Fiscal Year 2022, we did not enter into any financial transaction, arrangement or relationship in which a related person had or will have direct or indirect material interest, in an amount exceeding $120,000, other than equity and other compensation, termination, change of control and other arrangements, which are described under “Executive Compensation,” except for the following:
•
BlackRock, Inc. holds 10.3% of Keysight’s total outstanding equity pursuant to information contained in a Schedule 13G filed with the SEC on March 9, 2022. During Fiscal Year 2022, Keysight purchased from BlackRock Life Limited, a subsidiary of BlackRock, Inc. $159,289 of products and/or services, and from BlackRock Investment Management (UK) Ltd., also a subsidiary of BlackRock, Inc. $63,442 of products and/or services, for a total amount of $222,730. The transactions with BlackRock Life Limited and BlackRock Investment Management (UK) Ltd. fell within Keysight’s pre-approved transactions.

36 2023 Proxy Statement

Proposal 2: Ratification of the Independent Registered Public Accounting Firm
The Audit and Finance Committee of the Board has appointed PricewaterhouseCoopers LLP (“PwC”) as Keysight’s independent registered public accounting firm to audit its consolidated financial statements for Fiscal Year 2022. During Fiscal Years 2022 and 2021, PwC served as Keysight’s independent registered public accounting firm and also provided certain tax and other non-audit services. Although Keysight is not required to seek stockholder approval of this appointment, the Board believes it to be sound corporate governance to do so. If the appointment is not ratified, the Audit and Finance Committee will investigate the reasons for stockholder rejection and will reconsider the appointment.
Representatives of PwC are expected to attend the Annual Meeting where they will be available to respond to questions and, if they desire, to make a statement.
VOTE REQUIRED
The affirmative vote by the holders of a majority of the shares of Keysight common stock present or represented by proxy and voting at the 2023 Annual Meeting is required for approval of this proposal, provided sufficient shares are represented for the required quorum. If you are a stockholder of record and you sign your proxy card but do not provide voting instructions, your shares will be voted in accordance with the management’s recommendations for this proposal. If you are a beneficial owner and you sign your voting instruction form but do not provide voting instructions, your bank, broker, or nominee has the discretion to either vote your shares or leave your shares unvoted for this proposal.
KEYSIGHT’S BOARD RECOMMENDS A VOTE FOR THE RATIFICATION OF THE AUDIT AND FINANCE COMMITTEE’S APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS KEYSIGHT’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
2023 Proxy Statement 37

FEES PAID TO PRICEWATERHOUSECOOPERS LLP

The following table presents fees for professional audit services rendered to Keysight by PwC for the years ended October 31, 2022 and 2021.
Fee Category	FY2022 ($)	%of Total (%)	FY2021 ($)	% of Total (%)
Audit Fees	4,755,000	97	4,650,000	97
Audit-Related Fees	40,000	1	11,000	0
Tax Fees
Tax compliance/preparation	102,395	2	113,065	2
Other tax services	—	0	—	0
Total tax fees	102,395	2	113,065	2
All Other Fees	11,223	0	2,700	0
Total Fees	4,908,618	100	4,776,765	100
AUDIT FEES
Audit fees consist of fees billed for professional services rendered for the integrated audit of Keysight’s consolidated financial statements and its internal control over financial reporting and review of the interim condensed consolidated financial statements included in quarterly reports. Fees for Fiscal Years 2022 and 2021 also consist of fees billed for services that are normally provided by PwC in connection with statutory reporting and regulatory filings or engagements, and attest services, except those not required by statute or regulation.
AUDIT-RELATED FEES
Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of Keysight’s consolidated financial statements and are not reported under Audit Fees. These services include accounting consultations in connection with acquisitions and divestitures, attest services that are not required by statute or regulation, and consultations concerning financial accounting.
TAX FEES
Tax fees consist of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance, tax audits and appeals, customs and duties, mergers and acquisitions and international tax planning.
ALL OTHER FEES
All other fees consist of fees for all other services other than those reported above. These services include a license for specialized accounting research software. Keysight’s intent is to minimize services in this category.
In making its recommendation to ratify the appointment of PwC as Keysight’s independent registered public accounting firm for the Fiscal Year 2022, the Audit and Finance Committee has considered whether services other than audit and audit-related services provided by PwC are compatible with maintaining the independence of PwC.
38 2023 Proxy Statement

AUDIT AND FINANCE COMMITTEE PREAPPROVAL POLICY

The Audit and Finance Committee’s policy is to preapprove all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Preapproval is generally provided for up to one year and any preapproval is detailed as to the particular service or category of services and is subject to a specific budget.
KEYSIGHT’S BOARD RECOMMENDS A VOTE FOR THE RATIFICATION OF THE AUDIT AND FINANCE COMMITTEE’S APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS KEYSIGHT’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
2023 Proxy Statement 39

AUDIT AND FINANCE COMMITTEE REPORT

The Audit and Finance Committee Report does not constitute soliciting material and shall not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that Keysight specifically incorporates the Audit and Finance Committee Report by reference therein.
December 14, 2022
The Audit and Finance Committee of the Board reviewed the quality and integrity of Keysight’s consolidated financial statements contained in the 2022 Annual Report on Form 10-K, its compliance with legal and regulatory requirements, the qualifications and independence of its independent registered public accounting firm, the performance of its internal audit function and independent registered public accounting firm and other significant financial matters. Each of the Audit and Finance Committee members satisfies the definition of independent director and is financially literate as established in the NYSE Listing Standards. In accordance with section 407 of the Sarbanes-Oxley Act, the Board has identified Charles J. Dockendorff as the Audit and Finance Committee’s “Financial Expert.” Keysight operates with a November 1 to October 31 fiscal year. The Audit and Finance Committee met ten times during the Fiscal Year 2022.
The Audit and Finance Committee’s work is guided by a written charter that the Board has approved. The Audit and Finance Committee regularly reviews its charter to ensure that it is meeting all relevant audit committee policy requirements of the SEC, the Public Company Accounting Oversight Board and the NYSE. You can access the latest Audit and Finance Committee charter by clicking on “Governance Policies” in the “Corporate Governance” section of the web page at www.investor.keysight.com or by writing to us at Keysight Technologies, Inc., 1400 Fountaingrove Parkway, Santa Rosa, California 95403, Attention: Investor Relations.
The Audit and Finance Committee has reviewed and discussed with management and PricewaterhouseCoopers,LLP (“PwC”) Keysight’s independent registered public accounting firm, Keysight’s audited consolidated financial statements and Keysight’s internal control over financial reporting. The Audit and Finance Committee has discussed with PwC, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.
The Audit and Finance Committee has received and reviewed the written disclosures and the letter from PwC required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit and Finance Committee concerning independence and has discussed with PwC its independence from Keysight. Based on the review and discussions noted above, the Audit and Finance Committee recommended to the Board that Keysight’s audited consolidated financial statements be included in Keysight’s Annual Report on Form 10-K for the Fiscal Year 2022 and be filed with the SEC.
Submitted by:
Audit and Finance Committee
Charles J. Dockendorff, Chair
Paul A. Lacouture
Robert A. Rango
Kevin A. Stephens
40 2023 Proxy Statement

Common Stock Ownership of Certain Beneficial Owners and Management
STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth information, as of January 17, 2023, concerning each person or group known by Keysight, based on filings pursuant to Section 13(d) or (g) under the Exchange Act, to own beneficially more than 5% of the outstanding shares of our Common Stock. As of January 17, 2023, there were XXX shares of common stock outstanding.
Name and Address of Beneficial Owner	Amount and Nature	Percent of Class
The Vanguard Group Inc. PO Box 2600 V26 Valley Forge, PA 19482-2600	20,194,372(1)	11.03%
BlackRock, Inc. 55 East 52nd Street New York, NY 10022	18,669,415(2)	10.3%
(1)
Based solely on information contained in a Schedule 13G/A filed with the SEC on February 10, 2022 by The Vanguard Group. The Schedule 13G/A indicates that the Vanguard Group has shared voting power with respect to 301,119 shares, sole dispositive power with respect to 19,442,632 shares and shared dispositive power with respect to 751,740 shares

(2)
Based solely on information contained in a Schedule 13G/A filed with the SEC on March 9, 2022, by BlackRock, Inc. The Schedule 13G indicates that BlackRock, Inc. has sole voting power with respect to 16,136,757 shares and sole dispositive power with respect to 18,669,415 shares.

STOCK OWNERSHIP OF DIRECTORS AND OFFICERS

The following table sets forth, as of January 17, 2023, the beneficial ownership of Keysight’s common stock by each director and each of the NEOs included in the “Summary Compensation Table” and the beneficial ownership of Keysight’s common stock by all directors and executive officers as a group.
The number of shares beneficially owned by each entity, person, director or executive officer is determined under the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares that the individual has the right to acquire as of March 20, 2023 (60 days after January 17, 2023) through the exercise of any vested stock options or the vesting of applicable stock unit awards. Unless otherwise indicated, each person has sole investment and voting power, or shares such powers with his or her spouse, with respect to the shares set forth in the following table. As of January 17, 2023, there were XXX shares of common stock outstanding.
2023 Proxy Statement 41

Name of Beneficial Owners	Number of Shares of Common Stock	Number of Shares Subject to Stock Awards(1)	Deferred Stock(2)	Total Shares Beneficially Owned	% of Class
Ronald S. Nersesian	54,888	—	132,007	186,895	*
James G. Cullen	11,007	—	10,522	21,529	*
Satish C. Dhanasekaran	26,460	—	17,845	44,305	*
Charles J. Dockendorff	7,208	—	45,215	52,423	*
Neil P. Dougherty	31,204	—	48,019	79,233	*
Ingrid A. Estrada	66,404	—	14,200	80,604
Soon Chai Gooi	236,594	—	—	236,594	*
Richard P. Hamada	—	—	42,160	42,160	*
Michelle J. Holthaus	2,849	—	—	2,849
Paul A. Lacouture	8,046	—	—	8,046	*
Jean M. Nye	47,395	—	—	47,395	*
Joanne B. Olsen	—	—	7,458	7,458	*
Robert A. Rango	—	—	25,188	25,188	*
Kevin A. Stephens	3,626			3,626
Mark A. Wallace	44,931	—	16,625	61,556	*
All directors and executive officers as a group (20 persons)	665,423		360,725		0.51%
*	Less than one percent.
(1)
Includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares that the individual has the right to acquire as of March 20, 2023 (60 days after January 17, 2023) through the exercise of any vested stock options or the vesting of applicable stock unit awards.

(2)
Represents the number of deferred shares or share equivalents held by Fidelity Management Trust Company under the Keysight Technologies, Inc. 2014 Deferred Compensation Plan (the “Deferred Compensation Plan”) or similar arrangement to which voting or investment power exists.

42 2023 Proxy Statement

Compensation of Non-Employee Directors
DIRECTOR COMPENSATION HIGHLIGHTS

•	Fees for committee service to differentiate individual pay based on workload.
•	Emphasis on equity in the overall compensation mix.
•	Full-value equity grants under a fixed-value annual grant policy with immediate vesting.
•	A robust stock ownership guideline set at five times the annual cash retainer to support stockholder alignment.
•	Deferral options to facilitate stock ownership.
•	An annual limit on total director compensation.
SUMMARY OF NON-EMPLOYEE DIRECTOR PROGRAM

Keysight’s director compensation program is designed to attract and retain highly qualified non-employee directors and to address the time, effort, expertise, and accountability required of active board membership. Our Compensation and Human Capital Committee believes that annual compensation for non-employee directors should consist of both cash to compensate members for their services on the Board of Directors and its committees, and equity to align the interest of directors and stockholders. The non-employee director’s compensation plan year begins on March 1st and ends on the last day of February of the following calendar year (the “Plan Year”).
Decisions regarding our non-employee director compensation program are approved by the full Board based on recommendations by the Compensation and Human Capital Committee. In making such recommendations, the Compensation and Human Capital Committee takes into consideration the performance of the company, director compensation practices of peer companies and whether such recommendations align with the interests of our stockholders. Like compensation for our executive officers, the Compensation and Human Capital Committee reviews the total compensation of our non-employee directors and each element of our director compensation program annually. At the direction of the Compensation and Human Capital Committee, the Compensation and Human Capital Committee’s independent consultant annually analyzes the competitive position of Keysight’s director compensation program against the peer group used for executive compensation purposes (see “Keysight’s Peer Groups” for more information about the peer group).
In September 2021, Meridian reviewed the competitive position of the compensation for Keysight’s non-employee directors relative to its peers, company performance, and the program adjustments made in the prior year. Meridian found that the compensation of our non-employee directors was generally aligned to our peer group and our performance of the company, but in alignment with the strong financial performance of the company, recommended an increase of $25,000 in the value of the annual stock grant to non-employee director compensation for the Plan year beginning on March 1, 2022.
2023 Proxy Statement 43

The compensation to our non-employee directors for Fiscal Year 2022 is set forth below:
	Cash Retainer(1)	Equity Grant(2)	Lead Independent Director	Committee Chair Premium(3)	Audit and Finance Committee Member Premium(4)
Non-Employee Director	$100,000	$250,000 in value of a stock grant	$50,000	$15,000 - $30,000	$10,000
(1)
Each non-employee director or Chair may elect to defer all or part of their cash compensation to the Keysight Technologies, Inc. Deferred Compensation Plan for Non-Employee Directors (the “Deferred Compensation Plan for Non-Employee Directors”). Any deferred cash compensation is converted into shares of Keysight common stock. In the event that a director does not serve for the entire year, the cash retainer will be pro-rated.

(2)
The stock will be granted on the later of (i) March 1 or (ii) the first trading day after each Annual Meeting. The number of shares underlying the stock grant is determined by dividing $250,000 by the average fair market value of Keysight’s common stock over 20 consecutive trading days up to and including the day prior to the grant date. The stock is fully vested upon grant. Each non-employee director may elect to defer all or part of the equity grant to the Deferred Compensation Plan for Non-Employee Directors.

(3)
The Lead Independent Director receives an additional $50,000 in cash, paid at the beginning of each Plan Year. For Fiscal Year 2022, Ms. Nye received a prorated portion of the Lead Independent Director Premium following her September 2022 appointment.

(4)
Non-employee directors (including the Lead Independent Director) who served as the Chair of a Board committee received a committee Chair premium in cash, paid at the beginning of each Plan Year. The Audit and Finance Committee Chair received $30,000 and the Compensation and Human Capital Committee Chair received $20,000. For Fiscal Year 2022, Ms. Nye received a prorated portion of the $15,000 Nominating and Corporate Governance Committee Chair Premium in accordance with her May 2022 appointment.

(5)	Non-employee directors who serve as the Chair or a member of the Audit and Finance Committee receive an additional $10,000 in cash, paid at the beginning of each Plan Year.
NON-EMPLOYEE DIRECTOR COMPENSATION EARNED DURING FISCAL YEAR 2022
The table below sets forth information regarding the regular compensation earned by each of our non-employee directors during Fiscal Year 2022:
Name	Cash Retainer ($)	Committee Fees ($)	Stock Awards(1) ($)	Total ($)
James G. Cullen	100,000	20,000	262,452	382,452
Charles J. Dockendorff	100,000	40,000	262,452	402,452
Richard P. Hamada	100,000	—	262,452	362,452
Michelle J. Holthaus	100,000	—	262,452	362,452
Paul A. Lacouture	100,000	10,000	262,452	372,452
Jean M. Nye	125,000	15,000	262,452	402,452
Joanne B. Olsen	100,000	—	262,452(2)	362,452
Robert A. Rango	100,000	10,000	262,452(2)	372,452
Kevin A. Stephens	75,000	7,500	262,452	344,952
(1)
Reflects the grant date fair value for stock awards granted in the Plan Year beginning in March 2022 calculated in accordance with Financial Accounting Standard Board Accounting Standards Codification Topic 718.

(2)	Joanne B. Olsen and Robert A. Rango deferred their respective stock award into the Deferred Compensation Plan for non-employee directors.
44 2023 Proxy Statement

NON-EMPLOYEE DIRECTOR REIMBURSEMENT PRACTICE FOR FISCAL YEAR 2022
Non-employee directors are reimbursed for travel and other out-of-pocket expenses in connection with attendance at Board of Directors and committee meetings.
NON-EMPLOYEE DIRECTOR COMPENSATION LIMIT
Our stockholders previously approved a limit on the total value of cash and equity compensation that may be paid or granted to a non-employee director during each Fiscal Year. Currently, the maximum amount of total compensation payable to a non-employee director for services in a Fiscal Year may not exceed $750,000, calculated as the sum of (a) the grant date fair value (determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718) of all awards payable in shares and the maximum amount payable pursuant to cash-based awards that may be granted under the 2014 Equity Plan, plus (b) cash compensation in the form of Board and committee retainers and meeting or similar fees. Compensation counts towards this limit for the Fiscal Year in which it is granted or earned by a non-employee director, and not later when distributed, in the event it is deferred.
NON-EMPLOYEE DIRECTOR STOCK OWNERSHIP GUIDELINES
Keysight adopted the guidelines to require each non-employee director to own Keysight shares having a value of at least five times the director’s annual board cash retainer (currently $100,000), based on the recommendation of the Compensation and Human Capital Committee’s independent compensation consultant. The shares counted toward the ownership guidelines include shares owned outright and shares of Keysight stock in the non-employee director’s deferred compensation account. These ownership levels must be attained within five years from the date of their initial election or appointment to the Board. As of October 31, 2022, each of our non-employee directors has achieved or is on track to achieve at least the recommended ownership level within the allotted five-year time frame.
2023 Proxy Statement 45

Proposal 3: Advisory Vote on Executive Compensation
Pursuant to Section 14A of the Exchange Act, the stockholders of Keysight are entitled to cast an advisory vote at the 2023 Annual Meeting to approve the compensation of Keysight’s NEOs, as described in the Compensation Discussion and Analysis and the Summary Compensation Table and subsequent tables.
The stockholder vote is an annual advisory vote and is not binding on Keysight or its Board. Although the vote is non-binding, the Compensation and Human Capital Committee and the Board value your opinions and consider the outcome of the vote in establishing Keysight’s compensation philosophy and future compensation decisions. It is expected that the next such advisory vote will occur at the 2024 Annual Meeting of Stockholders.
VOTE REQUIRED
The affirmative vote by the holders of a majority of the shares of Keysight common stock present or represented by proxy and voting at the 2023 Annual Meeting is required for approval of this proposal, provided sufficient shares are represented for the required quorum. If you own shares through a bank, broker, or other holder of record, you must instruct your bank, broker or other holder of record how you wish them to vote your shares so that your vote can be counted on this proposal.
KEYSIGHT’S BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE COMPENSATION OF KEYSIGHT’S NAMED EXECUTIVE OFFICERS.
46 2023 Proxy Statement

Executive Compensation
Keysight is enabling leading-edge, disruptive innovation around the world. Industry dynamics accelerated demand for our differentiated solutions, and we continued to capitalize on broad-based technology investments across a diverse set of growing markets. Our solutions contribute significant value to customers which are fueling our growth for the long term.
In Fiscal Year 2022, our differentiated solutions, and our ability to be resilient and adapt quickly to external changes were critical to our creation of long-term value for our stockholders, customers, and employees despite the challenges presented by supply chain disruptions, geopolitical tension, and war.
Our Fiscal Year 2022 accomplishments included:
COMPANY PERFORMANCE
GAAP Revenue	$5.4B	10% YoY growth
GAAP Net Income	$1,124B	26% YoY growth
Non-GAAP Net Income	$1,388M	19% YoY growth
GAAP EPS	$6.18 per share	29% YoY growth
Non-GAAP EPS	$7.63 per share	22% YoY growth
LONG-TERM STOCKHOLDER VALUE CREATION

(1)	Measured using the closing stock price on October 31, 2022, as compared to the closing stock price on October 31, 2017, and October 31, 2019, for the 5-year and 3-year TSR, respectively.
The fiscal Year 2022 SAY-ON-PAY
The company's most recent Say on Pay proposal received support from 87% of the company’s stockholders.

2023 Proxy Statement 47

PAY-FOR-PERFORMANCE ALIGNMENT
Fiscal Year 2020 - Fiscal Year 2022 Long Term Performance Plan PSU Grants: TSR
TSR Relative to S&P 500 Total Return Index for FY20-FY22			Pay-for-Performance Results
Threshold (25% Payout)	Target (100% Payout)	Maximum (200% Payout)
40 percentage points below index	Equals Index	40 percentage points above index
	S&P 500 TSR Total Return Index 39.2%	Keysight TSR 73.4%	34.1 ppts above Index
185.3% Payout
Fiscal Year 2020 - Fiscal Year 2022 Long Term Performance Plan PSU Grants: Non-GAAP OM
Non-GAAP OM Goals for FY20-FY22				Actual OM Achievement
Year	Threshold (50% Payout)	Target (100% Payout)	Maximum (200% Payout)
	5 points below annual Non-GAAP OM plan	Achievement of annual Non-GAAP OM plan	5 points above annual Non-GAAP OM plan
2020	19.6%	24.6%	29.6%	25.4%
2021	20.9%	25.9%	30.9%	27.8%
2022	22.5%	27.5%	32.5%	29.3%
				130.0% Payout
Fiscal Year 2022 STI Plan
Metrics[1]	H1 Achievement % of Target	H2 Achievement % of Target
Non-GAAP EPS	107.8%	115.3%
Keysight Non-GAAP Revenue Growth	128.1%	143.8%
Keysight Non-GAAP ARR Growth	90.9%	80.0%
WWQ	107.0%	101.6%
ESG (Annual Attainment)	50%
(1)	See the Compensation Discussion and Analysis below for how these metrics are defined
48 2023 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

NAMED EXECUTIVE OFFICERS
In this Compensation Discussion and Analysis, we discuss our compensation philosophy and executive compensation program, as well as describe and analyze the compensation actions and decisions for our NEOs. As of the end of Fiscal Year 2022, our NEOs and their titles were as follows:
Name	Title
Ronald S. Nersesian	Executive Chair of the Board, Former President and CEO[1]
Satish C. Dhanasekaran	President and Chief Executive Officer
Neil P. Dougherty	Executive Vice President and Chief Financial Officer
Ingrid A. Estrada	Senior Vice President, Chief People and Administrative Officer and Chief of Staff[2]
Soon Chai Gooi	Senior Vice President, President of Order Fulfilment and Digital Operations
Mark A. Wallace	Senior Vice President, Chief Customer Officer[3]
(1)
Mr. Nersesian served as Chair of the Board, President and CEO until April 30, 2022. Mr. Nersesian retired as President and CEO effective May 1, 2022 and the Board of Directors appointed Mr. Dhanasekaran as the Company’s President and CEO, effective May 1, 2022. Mr. Nersesian continues to serve as Executive Chair of the Board.

(2)	Ms. Estrada became a NEO in Fiscal Year 2022.
(3)
Mr. Wallace’s title was changed to Chief Customer Officer on September 23, 2022. As Chief Customer Officer, Mr. Wallace will continue to oversee the Global Sales Organization with an emphasis on customers and market makers to scale co-innovation and deepen customer relationships to enhance the overall end-to-end customer experience.

2023 Proxy Statement 49

COMPENSATION POLICIES AND PRACTICES

Our executive compensation and corporate governance programs are designed to link pay with operational performance and long-term stockholder value while striking a responsible balance between risk and reward. To accomplish these objectives, we adhere to the following policies and practices.
What We Do	What We Don’t Do

• The Compensation and Human Capital Committee is comprised 100% of independent directors

• Retain an independent compensation consultant to the Compensation and Human Capital Committee

• Balance short- and long-term incentives with cash, equity, and fixed and variable pay elements to discourage short-term risk taking at the expense of long-term results

• Measurable ESG metric as a component of our executive short-term incentive plan

• Approximately 60% of the overall equity allocation to executive officers is in the form of performance-based awards

• Approximately 84% of our NEOs’ total target direct compensation is delivered in the form of performance based, at-risk compensation

• Maximum limits on the amount of annual cash incentives and PSUs that may be paid out

• Maintain a clawback policy that applies to both cash incentives and equity awards

• Annually assess and mitigate compensation risk

• Solicit an annual advisory vote on executive compensation

• Maintain robust stock ownership guidelines

• No employment agreements providing for multi-year guarantees for salary increases, non-performance-based bonuses, or equity compensation

• No repricing or repurchasing of underwater stock options without stockholder approval

• No dividends or dividend equivalents on unearned awards

• Prohibitions on executive officers engaging in hedging transactions or pledging our securities as collateral for loans

• No single trigger change of control acceleration of vesting for equity awards

• No excessive perquisites

• No golden parachute tax gross-ups

• No discretionary incentives

RESULTS OF 2022 STOCKHOLDER ADVISORY VOTE ON EXECUTIVE COMPENSATION

Our executive compensation program is well aligned with the interests of our stockholders and is instrumental to achieving our business strategy. In November 2021, the Compensation and Human Capital Committee set Fiscal Year 2022 executive compensation after considering, among other factors, the strong stockholder support (91% approval of votes cast) that our say-on-pay proposal received at its 2021 Annual Meeting of Stockholders.
During the 2022 Annual Meeting of Stockholders, our say-on-pay proposal received 87% approval of the votes cast, which was taken into consideration by the Compensation and Human Capital Committee in determining our executive compensation for Fiscal Year 2023. The Compensation and Human Capital Committee believes that the results of the 2021 and 2022 votes confirm the philosophy and objective of linking our executive compensation to our operating objectives and the enhancement of stockholder value and largely retained its approach to executive compensation, it also approved the addition of an ESG metric to our annual short-term incentive plan for Fiscal
50 2023 Proxy Statement

Year 2022. The ESG metric is intended to drive improvement in workplace diversity which will be measured by the percentage of women hired globally and the percentage of URMs hired in the U.S. Keysight believes that increasing diversity in our global workforce is a competitive advantage that helps drive long-term value for our stockholders.
COMPENSATION PHILOSOPHY

The principal objectives of our executive compensation programs are as follows:
Attract and Retain	Pay-for-Performance

Offer a total compensation program that flexibly adapts to changing economic, regulatory, and organizational conditions, and takes into consideration the compensation practices of peer companies based on an objective set of criteria
Provide a significant portion of compensation through variable, performance-based components that are at-risk and based on achievement of designated objectives
Align Executive Interests with our Stockholders	Reward Actual Achievement

Align the interests of our executives with our stockholders by tying a significant portion of their total compensation to Keysight’s overall financial and operating performance and creation of long-term stockholder value. We also added an ESG metric aligned with our commitment to Corporate Social Responsibility (“CSR”)
Compensate for achievement of short-term and long-term company financial, operating and ESG goals and refrain from providing special benefits except in limited circumstances
2023 Proxy Statement 51

ELEMENTS OF FISCAL YEAR 2022 COMPENSATION

This section describes the elements of Fiscal Year 2022 compensation for our executive officers, including NEOs. The key elements and how they relate to our compensation philosophy are summarized in the table below.
Element	Purpose		How this Relates to our Philosophy
Base Salary	•	Attract and retain	•	Provide fixed compensation to attract and retain key executives
STI	•	Pay-for-Performance	•	Establish appropriate short-term performance metrics that the Compensation and Human Capital Committee believes will drive our future growth and profitability
	•	Reward Achievement	•	Reward achievement of short-term performance metrics
	•	Align with our CSR initiatives	•	Portion of bonus payout is tied to achievement of Company CSR initiatives
	•	Align Interests with Stockholders	•	Bonus payout tied to Company performance consistent with FY22 financial plan
	•	Attract and Retain Executives	•	Offer market competitive incentive opportunities
RSUs	•	Attract and Retain Executives	•	Promote retention of our executives through long-term service vesting period
	•	Align Interests with Stockholders	•	Align the interests of executives with those of stockholders by issuing equity awards, the value of which is correlated to our stock price
PSUs	•	Pay-for-Performance	•	Establish appropriate performance metrics that the Compensation and Human Capital Committee believes will drive our future growth and profitability
	•	Reward Achievement	•
Provide meaningful and appropriate incentives for achieving annual and performance period financial goals that the Compensation and Human Capital Committee believes are important for the company’s short- and long-term success

	•	Align Interests with Stockholders	•	Tie payout of awards to TSR performance and profitability
	•	Attract and Retain Executives	•	Service required through the applicable three-year performance period, unless retirement eligible, to encourage retention of our executives
Other Employee Benefits (Termination Agreements)	•	Attract and Retain Executives	•
Intended to ease an NEO's transition due to an unexpected employment termination and to retain and encourage our NEOs to remain focused on our business and the interests of our stockholders if considering strategic alternatives

	•	Align Interests with Stockholders	•	Mitigate any potential employer liability and avoid future disputes or litigation
Retirement Benefits	•	Attract and Retain Executives	•	Retain and encourage our employees, including executives, to remain focused on our business for the long term
52 2023 Proxy Statement

CEO Compensation
Mr. Nersesian served as Keysight’s Chair of the Board, President and CEO through April 30, 2022. He retired as Keysight’s President and CEO effective May 1, 2022 but remains employed full-time as the Executive Chair of the Board. In that role, Mr. Nersesian provides deep knowledge of the company’s business and customers and the benefit of his experience as CEO in setting corporate strategy and initiatives, and transforming the company to a software centric solution provider. Mr. Nersesian meets regularly with Mr. Dhanasekaran to ensure a smooth transition and has made himself available to Mr. Dhanasekaran for consultation and advice as needed. The Board, in consultation with Meridian Compensation Partners the Compensation and Human Capital Committee’s independent compensation consultant (“Meridian”) considered the requirements of the role of Executive Chair during the CEO transition and the significant value that Mr. Nersesian brings to Keysight in that role and determined that no adjustments to Mr. Nersesian’s compensation were warranted for the remainder of Fiscal Year 2022 but reduced Mr. Nersesian’s compensation for Fiscal Year 2023 by approximately 50%, recognizing the reduced need for consultation and advice over time. The following table sets forth the elements of Mr. Nersesian’s total target compensation for Fiscal Year 2022.
Mr. Nersesian’s FY22 Total Target Compensation
Compensation Element	FY22[1] ($000)
Base Salary	$1,000
Target Incentive (% of Salary)	150.0%
Target Total Cash	$2,500
Annual LTI[2]	$15,000
Total Target Direct Compensation	$17,500
(1)	Reflects Mr. Nersesian’s Total Target Compensation for FY22 as CEO and Executive Chair of the Board.
(2)
Reflects the target value of equity awards and may differ from the values provided in the “Summary Compensation Table” set forth later in this proxy statement, which represent the grant date fair value and, in some cases, use a Monte Carlo analysis when required by FASB ASC Topic 718.

Mr. Dhanasekaran served as Keysight’s Senior Vice President and COO through April 30, 2022. The Board appointed Mr. Dhanasekaran President and CEO of Keysight, effective May 1, 2022. In connection with Mr. Dhanasekaran’s appointment as President and CEO of Keysight, the Compensation and Human Capital Committee, in consultation with Meridian, approved an increase in his Total Target Compensation to align his compensation with the responsibilities of his role. The following table sets forth Mr. Dhanasekaran’s Total Target Compensation for Fiscal Year 2022.
Mr. Dhanasekaran’s FY22 Total Target Compensation
Compensation Element	FY22[1] ($000)	FY22 Promotion ($000)[2]
Base Salary	$700	$850
Target Incentive (% of Salary)	110.0%	125.0%
Target Total Cash	$1,470	$1,913
Annual LTI[3]	$5,530	$7,100[4]
Total Target Direct Compensation	$7,000	$9,013
(1)	Reflects Mr. Dhanasekaran’s annualized Total Target Compensation for FY22 as COO.
(2)	Reflects Mr. Dhanasekaran’s annualized Total Target Compensation following his appointment as Keysight’s President and CEO effective on May 1, 2022.
(3)
Reflects the target value of equity awards and may differ from the values provided in the “Summary Compensation Table” set forth later in this proxy statement, which represent the grant date fair value and, in some cases, use a Monte Carlo analysis when required by FASB ASC Topic 718.

(4)	Reflects a $1,570,000 increase in the target value of Mr. Dhanasekaran’s annual LTI grant as a result of his promotion.
2023 Proxy Statement 53

FISCAL YEAR 2022 STABILIZATION AWARDS
During Fiscal Year 2022, the Compensation and Human Capital Committee determined it was in the best interest of the Company to provide performance-based retention awards (“Stabilization Awards”) in the form of PSUs to select members of our leadership team including Messrs. Dougherty, Gooi, Wallace and Ms. Estrada. Stabilization Awards were provided to encourage retention of key leaders to minimize disruption to the business and operations and to ensure continuity of the leadership team during the period of CEO transition. These are one-time performance-based awards and are excluded from discussions of NEO total direct compensation.
The Compensation and Human Capital Committee selected achievement of cumulative non-GAAP EPS that is equal to or greater than the Company’s cumulative non-GAAP EPS goal for the three-year period beginning on May 1, 2022, and ending on April 30, 2025, as the performance metric for earning the Stabilization Awards. Awards will payout at 0% or 100% following the three-year performance period, depending on achievement of the performance metric, with no pro-ration for partial achievement or additional payout for performance above target. Awardees must remain employed through the entire three-year performance period to be eligible for payout of the awards, regardless of the awardee’s status as a retiree.
The following table shows the Stabilization Awards granted in Fiscal Year 2022 to the NEOs.
Name	Stabilization Awards (#)	Total Target Value of Stabilization Awards ($)
Neil P. Dougherty	22,438	$3,500,000
Ingrid A. Estrada	12,822	$2,000,000
Soon Chai Gooi	12,822	$2,000,000
Mark A. Wallace	12,822	$2,000,000
TOTAL TARGET COMPENSATION MIX
As with prior years, a significant majority of our NEOs’ total target direct compensation was delivered in the form of at-risk compensation. The graphics below show the Fiscal Year 2022 target direct compensation for Mr. Nersesian, Mr. Dhanasekaran, and the other NEOs, excluding the one-time Stabilization Awards granted to our NEOs (see Fiscal Year 2022 Stabilization Awards above for more detail).

(1)	Mr. Nersesian served as Chair of the Board, President and CEO through April 2022. Effective May 1, 2022, Mr. Nersesian serves as Executive Chair of the Board.
(2)	Mr. Dhanasekaran served as COO through April 30, 2022 and began serving as President and CEO effective May 1, 2022.
54 2023 Proxy Statement

Pay Element	Performance Metric	At Risk
Base Salary	—	—
STI 90%-150% of Base Salary	Non-GAAP EPS (70.0%)	Earned based on earnings compared to targets directly tied to the approved financial plan
	Keysight Non-GAAP Revenue Growth (10.0%)	Earned based on revenue achievement on a year-over-year basis
	Keysight Non-GAAP ARR Growth (10.0%)	Earned based on annualized recurring revenue achievement on a year-over-year basis, excluding the sale of instruments
	WWQ (80.0%)[1]	Earned based on global order generation
	ESG (10.0%)	Earned based on annual results of ESG objectives
LTI: PSUs 60% of target LTI value	3-Year Relative TSR (50.0%)	Earned based on share price performance relative to the S&P 500 Index over a three-year period
	3-Year Average Non- GAAP OM (50.0%)	Earned based on annual profit generation over a three-year period
LTI: RSUs 40% of target LTI value	—	Value directly aligns with value delivered to stockholders
(1)	WWQ is applicable to Mr. Wallace only.
BASE SALARY
The Compensation and Human Capital Committee annually reviews base salaries for our executive officers to reflect changes in market conditions or other factors, including changing responsibilities as our executive officers’ positions evolve. Base salaries are set at levels intended to be competitive and commensurate with each executive officer’s position, performance, skills, and experience to attract and retain the best talent.
2023 Proxy Statement 55

The base salaries of our NEOs are set annually by the Compensation and Human Capital Committee, with consideration given to the Compensation Factors (as defined in the section entitled “Factors for Determining Compensation”) for each NEO and Keysight’s expected operating budget. Base salary is a fixed component of our NEOs’ compensation and does not vary with Company performance. After reviewing market trends, Company performance and individual performance of our NEOs, the Compensation and Human Capital Committee approved the following adjustments to base salaries, effective December 1, 2021 for Fiscal Year 2022:
NEO	Fiscal Year 2021 Base Salary	Fiscal Year 2022 Base Salary	Percentage (%) of Change
Ronald S. Nersesian	$1,000,000	$1,000,000	0.0%
Satish C. Dhanasekaran	$675,000	$700,000/$850,000[1]	25.9%
Neil P. Dougherty	$650,000	$650,000	0.0%
Ingrid A. Estrada	$525,000	$550,000	5.0%
Soon Chai Gooi(2)	$520,411	$456,324[3]	0.0%
Mark A. Wallace	$600,000	$630,000	5.0%
(1)
Effective December 1, 2021 Mr. Dhanasekaran’s base salary as COO was adjusted from $675,000 to $700,000 for Fiscal Year 2022, representing a 3.7% increase. Effective May 1, 2022, in conjunction with Mr. Dhanasekaran’s appointment as President and CEO of Keysight, the Compensation and Human Capital Committee approved an increase in his base salary from $700,000 to $850,000 on an annualized basis for Fiscal Year 2022. Refer to “CEO Transition Compensation” section above for more detail. Percentage change compares increases to Fiscal Year 2021 salary.

(2)	Mr. Gooi is paid in Malaysian Ringgit, and his 2022 base salary was converted to U.S. dollars based on the currency exchange rate as of October 31, 2022 for reporting purposes.
(3)
Mr. Gooi’s Malaysian Ringgit base salary was not decreased in Fiscal Year 2022. The U.S. dollar equivalent change in Mr. Gooi’s base salary reflects the variation in currency exchange rates between the reporting periods.

SHORT-TERM INCENTIVES
The STI Plan for our NEOs and others in executive and senior manager roles provides semi-annual cash awards contingent upon the achievement of semi-annual financial and annual ESG objectives established by the Compensation and Human Capital Committee shortly after the beginning of each performance period. The payout ranges from 0% to 200%.
Financial objectives are based on the financial plan approved by the Board for that period. Semi-annual financial objectives are chosen instead of annual objectives to account for the cyclical nature and volatility of our markets. Annual ESG objectives are aligned with the Company’s annual CSR initiatives and may vary year-to-year. CSR is a core element of the Company’s KLM, which is the framework for how we run the company to create value for customers, stockholders, and employees.
The Compensation and Human Capital Committee reviews and approves the short-term incentive plan threshold, target and maximum payouts tied to each objective, benchmarking our internal historical achievement against external market data to ensure alignment with market compensation practices. The short-term cash incentives are tied to financial and ESG objectives with each objective weighted depending on the executive’s role and responsibilities.
After each performance period, the Compensation and Human Capital Committee certifies our actual performance against the objectives and to the extent earned, the cash incentive awards are paid. Performance measures and target performance goals cannot be changed after they are established by the Compensation and Human Capital Committee, but the Compensation and Human Capital Committee may exercise negative discretion to determine the final award payout.
Financial Objectives for Fiscal Year 2022
For Fiscal Year 2022, we retained Non-GAAP EPS as one of the financial objectives for the short-term cash incentives for our NEOs, except our Senior Vice President, Chief Customer Officer, in order to drive the following behaviors:
•	Strengthen line of sight with stockholders
•	Drive leadership to focus on the enterprise rather than at a segment level
•	Create value through growth and cost efficiency priorities
56 2023 Proxy Statement

The Compensation and Human Capital Committee believes that Non-GAAP EPS is a transparent, operations-based measure, which is computed on the basis of Non-GAAP net income and weighted-average diluted shares. Non-GAAP net income excludes primarily the impacts of amortization of acquisition-related balances, share-based compensation, acquisition, and integration costs, restructuring and related costs, non-recurring items such as goodwill impairment, legal settlement, gain/loss on divestitures and others. Also excluded are tax benefits or expenses that are not directly related to ongoing operations, and which are either isolated or cannot be expected to occur again with any regularity or predictability.
Non-GAAP EPS targets are determined by our semi-annual financial planning process. Management prepares a financial plan, which is reviewed and approved by the Board of Directors. The Non-GAAP EPS targets are directly tied to the approved financial plan and do not change during the performance period. The threshold and maximum are designed to account for the cyclical nature and volatility of our markets. Weighted-average diluted shares represent the total number of shares that would be outstanding if all possible sources of conversion are exercised.
Keysight Non-GAAP Revenue Growth remained our second financial objective for the short-term cash incentives for our NEOs, except our Senior Vice President, Chief Customer Officer, for Fiscal Year 2022. Non-GAAP Revenue growth is based on reported Non-GAAP Revenue but includes recognition of acquired deferred revenue that was written down to fair value in purchase accounting and excludes incremental revenue from acquisitions completed within the applicable period.
Keysight Non-GAAP ARR Growth was the third financial objective for the short-term cash incentives for all of our NEOs for Fiscal Year 2022. This objective aligns with our strategy for long-term growth, value creation and strengthens the durability of our business model. Recurring revenue sources include service contracts including KeysightCare and extended warranty, technical support, per-incident repair and calibration services, trade part sales, subscription software and software support contracts.
For our sales organization, we believe the best indication of performance is the achievement of quota, therefore WWQ is applied as the remaining financial metric for our Senior Vice President, Chief Customer Officer. WWQ is based on orders, which are recognized in accordance with Company policy that defines how purchase commitments are to be accepted.
ESG Objectives for Fiscal Year 2022
ESG objectives for the STI Award are selected each year by the Compensation and Human Capital Committee based on Keysight’s CSR priorities, which are reported externally on an annual basis. This approach allows Keysight the flexibility to adjust our ESG metrics on an annual basis to align to our culture, values, and long-term business strategy. For Fiscal Year 2022, we selected metrics which align to our DEI strategy including improvement in the percentage of women hired globally and the percentage of URMs hired in the U.S. as well as retention of our current diverse population.
Short-Term Cash Incentive Design and Measures
For Fiscal Year 2022, our STI plan was designed with a core focus to drive optimal performance on key short-term objectives. The following STI plan design applied for all NEOs.

2023 Proxy Statement 57

Fiscal Year 2022 STI Plan Objectives, Achievement and Payout
The following tables describe the threshold, target, and maximum financial measures for the financial objectives of Non-GAAP EPS, Keysight Non-GAAP Revenue growth, Keysight Non-GAAP ARR growth, and WWQ as well as reporting the achievement percentages, actual results and payout percentage in Fiscal Year 2022. Payouts could have ranged from 0% to 200%.
	Financial Objectives (H1 and H2 FY22)
	H1 FY22					H2 FY22
	Threshold	Target	Max	Results	Payout	Threshold	Target	Max	Results	Payout
Non-GAAP EPS(1) (Messrs. Nersesian, Dhanasekaran, Dougherty and Gooi, and Ms. Estrada)	$1.62	$3.23	$4.85	$3.48	116.0%	$1.80	$3.60	$5.40	$4.15	130.0%
Keysight Non-GAAP Revenue Growth(2) (Messrs. Nersesian, Dhanasekaran, Dougherty, Gooi, and Ms. Estrada)	2.5%	6.5%	12.5%	8.3%	130.4%	3.5%	7.5%	13.5%	10.8%	155.0%
Keysight Non-GAAP ARR Growth(3) (All NEOs)	6.0%	10.0%	15.0%	9.1%	88.7%	6.0%	10.0%	15.0%	8.0%	75.0%
WWQ (in millions) (Mr. Wallace(4))	$2,484	$2,760	$3,036	$2,953	170.0%	$2,686	$2,984	$3,282	$3,031	120.0%
(1)	Half-yearly non-GAAP EPS is the sum of reported quarters. Reconciliations to comparable GAAP metrics are available at investor.keysight.com under quarterly reports in financial information.
(2)
Reconciliations to comparable GAAP metrics are available at investor.keysight.com under quarterly reports in financial information. The impact of incremental revenue from acquisitions for the periods reported is not material.

(3)
Keysight Non-GAAP ARR is revenue that is likely to continue in the future with some level of volatility. This includes service contracts including KeysightCare and extended warranty, technical support, per-incident repair and calibration services, trade part sales, subscription software and software support contracts.

(4)	Mr. Wallace’s financial objectives for STI achievement are Keysight Non-GAAP ARR and WWQ.
The following table sets forth the ESG objectives and the achievement of those objectives used to calculate the payout of the ESG component of the STI for our NEOs. Payouts could have ranged from 0% to 200%. Achievement of only one of the new hire targets will result in a 50% payout. New-hire targets for both women and URMs must be achieved for target payout at 100%. A 200% payout is achieved if both new hire objectives and population objectives are met.
	Target	Results	Met Objective for Payout	Payout
Global Women New Hires	35.4%	32.6%	No	0.0%
U.S. URM New Hires	47.4%	49.1%	Yes	5.0%
Global Women Population	30.3%	30.6%	No1	0.0%
U.S. URM Population	35.5%	37.7%	No1	0.0%
Achieved Payout				5.0%
58 2023 Proxy Statement

The following table sets forth the mix and weight of the financial and ESG objectives used to calculate the STI for our NEOs.
Weight Allocation of Performance Objectives
Name	Non-GAAP EPS	Non-GAAP Revenue Growth	Non-GAAP ARR Growth	WWQ	ESG
Ronald S. Nersesian	70.0%	10.0%	10.0%		10.0%
Satish C. Dhanasekaran	70.0%	10.0%	10.0%		10.0%
Neil P. Dougherty	70.0%	10.0%	10.0%		10.0%
Ingrid A. Estrada	70.0%	10.0%	10.0%		10.0%
Soon Chai Gooi	70.0%	10.0%	10.0%		10.0%
Mark A. Wallace			10.0%	80.0%	10.0%
The Compensation and Human Capital Committee set the Fiscal Year 2022 target STI award opportunities as a percentage of base salary for each NEO. Each NEO’s target STI for Fiscal Year 2022 was set between 90% and 150% of base salary, as follows:
Fiscal Year 2022 Target STI Award Opportunities (Expressed as a Percentage of Base Salary)
Name	H1 Financial Target Award	H2 Financial Target Award	Annual ESG Target Award	Total Target STI
Ronald S. Nersesian	67.50%	67.50%	15.00%	150.00%
Satish C. Dhanasekaran	56.25%	56.25%	12.50%	125.00%
Neil P. Dougherty	45.00%	45.00%	10.00%	100.00%
Ingrid A. Estrada	40.50%	40.50%	9.00%	90.00%
Soon Chai Gooi	40.50%	40.50%	9.00%	90.00%
Mark A. Wallace	42.75%	42.75%	9.50%	95.00%
The following table sets forth the achievement percentage of the targets set by the Compensation and Human Capital Committee for Non-GAAP EPS, Keysight Non-GAAP Revenue, Keysight Non-GAAP ARR Growth, WWQ and ESG:
Metrics(1)	H1 Achievement % of Target	H2 Achievement % of Target
Non-GAAP EPS	107.8%	115.3%
Keysight Non-GAAP Revenue Growth	128.1%	143.8%
Keysight Non-GAAP ARR Growth	90.9%	80.0%
WWQ	107.0%	101.6%
ESG (Annual Attainment)	50%
2023 Proxy Statement 59

Fiscal Year 2022 STI Payout Table
The payouts under the STI Plan for Fiscal Year 2022 are provided in the table below and in the “Non-Equity Incentive Plan Compensation” column in the “Summary Compensation Table”. The Compensation and Human Capital Committee determined that the awards earned based on actual performance results for Fiscal Year 2022 fairly reflected the performance of each of our NEOs and did not exercise negative discretion with respect to the awards.
	H1 Financial			H2 Financial			Annual ESG			Total Actual FY 22 STI Payouts
	Target Incentive(1)	Actual Payout	Actual Results	Target Incentive	Actual Payout	Actual Results	Target Incentive	Actual Payout	Actual Results
Name	($)	($)	(%)	($)	($)	(%)	($)	($)	(%)	($)	(%)
Ronald S. Nersesian	675,000	773,325	114.57	675,000	855,000	126.67	150,000	75,000	50.00	1,703,325	113.56
Satish C. Dhanasekaran	339,414	388,856	114.57	478,125	605,625	126.67	90,964	45,482	50.00	1,039,963	114.47
Neil P. Dougherty	287,652	329,533	114.57	292,500	370,500	126.67	64,466	32,233	50.00	732,286	113.60
Ingrid A. Estrada	217,156	248,788	114.57	222,750	282,150	126.67	48,884	24,442	50.00	555,380	113.62
Soon Chai Gooi(2)	200,228	229,394	114.57	184,684	233,933	126.67	41,041	20,521	50.00	483,848	113.59
Mark A. Wallace	264,962	426,500	160.97	269,325	309,724	115.00	59,369	29,684	50.00	765,908	129.02
(1)	Target incentives were pro-rated for the period taking into consideration salary changes.
(2)
Mr. Gooi is paid in Malaysian Ringgit. His target incentive and payout for the first half of Fiscal Year 2022 was converted from U.S. dollars based on the currency exchange rate as of April 30, 2022. His target incentive and payout for the second half of Fiscal Year 2022 was converted from U.S. dollars based on the currency exchange rate as of October 31, 2022.

LONG-TERM INCENTIVES
LTI Award Mix for Fiscal Year 2022
We use the following vehicles to ensure that our LTI Program remains balanced, performance-focused, and supportive of program objectives:
•
PSUs granted under our LTI Program support the objectives of linking realized value to the achievement of critical performance objectives and stockholder alignment. Earning PSUs under our LTI Program is based on achievement over a three-year period of returns to stockholders as measured by Keysight’s TSR relative to our peers and Non-GAAP OM as measured against our annual plan target.

•
RSUs are used to keep our executive officers focused on the absolute performance of Keysight’s stock price over time. We believe RSUs encourage behavior and initiatives that support sustained long-term stock price growth and have retentive value.

The mix of LTI awards for our NEOs by value, 60% of which is delivered in performance-based equity and 40% delivered in time-vested shares, places a greater emphasis on at-risk compensation and therefore aligns compensation with long-term stockholder value.
60 2023 Proxy Statement

PSU Performance Measures for Grants Made in Fiscal Year 2022
The Compensation and Human Capital Committee has established rolling three-year performance periods for LTP Plan PSU awards under our LTI Program. For grants made in Fiscal Year 2022, for the performance period beginning November 1, 2021 and ending October 31, 2024, the Compensation and Human Capital Committee selected relative TSR and Non-GAAP OM as the performance measures. Keysight considers relative TSR and Non-GAAP OM to be equally important for long-term performance, balancing internal operational goals with market performance. The target grant of PSUs subject to each performance measure was equal to approximately 50% of the grant date fair value of each NEO’s total PSU grant.
•
TSR. TSR reflects the aggregate change in the 90-day average closing price of our stock relative to the S&P 500 Total Return Index. The beginning average is the 90-day period prior to the performance period and the ending average will be the final 90-day period of the performance period. The Compensation and Human Capital Committee did not establish an absolute TSR target as it believed that performance would be best measured on a relative basis against the S&P 500 Total Return Index.

•
OM. Non-GAAP OM is an internal financial metric that complements the external market-conditioned metric, TSR. Having an internal financial objective linked directly to our long-term incentive program creates more accountability and line of sight to our financial plan, which focuses on our internal growth and profitability metrics. The performance measure for OM is set at the beginning of each Fiscal Year and achievement is calculated following the completion of the applicable Fiscal Year. Following completion of the three-year performance period, the OM achievement percentage for each Fiscal Year is averaged and used to determine the total number of PSUs that are earned.

Non-GAAP OM excludes, primarily the impacts of amortization of acquisition-related balances, share-based compensation, acquisition and integration costs, restructuring and related costs, non-recurring items such as goodwill impairment, legal settlement, gain/loss on divestitures and others. Because the OM target is set at the beginning of each Fiscal Year, income and expenses related to an acquisition are excluded for the Fiscal Year in which the acquisition occurs but are included in both target and actual results in subsequent years.

LTI Granted in Fiscal Year 2022
The target value of the LTI awards granted in Fiscal Year 2022 to each of our NEOs was determined by the Compensation and Human Capital Committee after considering Factors for Determining Compensation. Fiscal Year 2022 Grant values were calculated as follows:
•
To determine the number of PSUs with a TSR metric, we divided 30% of the total target LTI dollar award amount by the product of the 90-day trailing average closing price of our common stock prior to the date of grant multiplied by a Monte-Carlo valuation (the “TSR PSUs”).

•
To determine the number of PSUs with an OM metric, we divided 30% of the total target LTI dollar award amount by the 90-day trailing average stock price of our common stock prior to the date of grant (the “OM PSUs”).

•	To determine the number of RSUs, we divided the remaining 40% of the total target LTI dollar award amount by the 90-day trailing average stock price of our common stock prior to the date of grant.
PSUs Granted in Fiscal Year 2022
The PSUs are wholly “at risk” compensation as our performance must be at or above the threshold of the TSR and OM targets, as applicable, for the award recipients to earn any shares of our common stock subject to their PSUs.
•
PSUs Based on TSR. The TSR PSUs granted in Fiscal Year 2022 will be measured and paid out based on TSR for the Fiscal Year 2022 through Fiscal Year 2024 performance period. The payout matrix determined by the Compensation and Human Capital Committee for TSR was:

		Payout as a % of Target
Threshold:	40 percentage points below S&P 500 Total Return Index	25%
Target:	Equals S&P 500 Total Return Index	100%
Maximum:	40 percentage points above S&P 500 Total Return Index	200%
2023 Proxy Statement 61

The PSUs will be settled linearly for each level of performance as illustrated below.
PSU Payout Schedule (TSR)

250%
200%
150%
100%
50%
0%
LTPP Payout
(as % of Target Shares)
Max: +40 ppts Above Index
>=40 pps = 200% Payout
Target: = Index
0 ppt = 100% Payout
Threshold: -40 ppts Below Index
25% Payout
<-40 pps = No Payout
-40.0%
-30.0%
-20.0%
-10.0%
0.0%
10.0%
20.0%
30.0%
40.0%
S&P 500 Total Return Index Outperformance

•
PSUs Based on OM. The OM PSUs will be measured and paid out based on OM as compared to plan for the Fiscal Years 2022, 2023, and 2024. The payout matrix determined by the Compensation and Human Capital Committee for OM is below.

		Payout as a % of Target
Threshold:	5 points below annual Non-GAAP OM plan	50%
Target:	Achievement of annual Non-GAAP OM plan	100%
Maximum:	5 points above annual Non-GAAP OM plan	200%
The table below sets forth the threshold, target and maximum Non-GAAP OM goals for Fiscal Year 2022 and the actual results for Fiscal Year 2022.
Fiscal Year 2022 Non-GAAP OM Goals
Fiscal Year	Threshold	Target	Max	Results
2022	22.5%	27.5%	32.5%	29.3%
62 2023 Proxy Statement

The OM PSUs will be settled linearly for each level of performance as illustrated below:
PSU Payout Schedule (OM)

Maximum
32.5% Operating Margin
= / >32.5% = 200% Payout
Target
27.5% Operating Margin
27.5% = 100% Payout
Threshold
22.5% Operating Margin
22.5% = 50% Payout
<22.5% = No Payout
LTPP Payout
(as % of Target Shares)
250%
200%
150%
100%
50%
0%
22.9%
24.9%
26.9%
28.9%
30.9%
32.9%
Average Operating Margin %
(3 annual OM achievements averaged at the end of the third year)

Restricted Stock Units Granted in Fiscal Year 2022
The Compensation & Human Capital Committee grants RSU awards for retention purposes as they provide payout opportunity to the NEOs only if they remain employed through the applicable vesting dates or are retirement eligible. The payout opportunity is directly linked with stockholder value and executive efforts over a multi-year time frame. Subject to continued service to the Company through the applicable vesting date or retirement eligibility, RSUs vest in four equal installments beginning on the first anniversary of the grant date.
The following table shows the LTI awards granted to our NEOs in Fiscal Year 2022.
Name	Performance Stock Units (TSR) (#)	Performance Stock Units (OM) (#)	Restricted Stock Units (#)	Total Target Value of Long-Term Incentive Awards ($)
Ronald S. Nersesian	20,118	26,155	34,873	$15,000,000
Satish C. Dhanasekaran[1]	9,739	12,661	16,882	$7,100,000
Neil P. Dougherty	4,962	6,451	8,602	$3,700,000
Ingrid A. Estrada	2,756	3,583	4,777	$2,055,000
Soon Chai Gooi	3,708	4,821	6,428	$2,765,000
Mark A. Wallace	2,850	3,705	4,940	$2,125,000
(1)
Amounts include awards granted by the Compensation and Human Capital Committee in May 2022 in connection with Mr. Dhanasekaran’s appointment as President and CEO. Awards granted in connection with Mr. Dhanasekaran’s appointment include 2,322 PSUs tied to TSR goals, 3,019 PSUs tied to OM goals and 4,026 time-based RSUs. Please see “CEO Compensation” above for more information.

2023 Proxy Statement 63

Fiscal Year 2020 − Fiscal Year 2022 LTP Program Payout
In November 2019, the Compensation and Human Capital Committee granted our NEOs LTP awards in the form of PSUs that would be earned, if at all, based on Keysight’s relative TSR and OM for the Fiscal Year 2020 – Fiscal Year 2022 performance period that began on November 1, 2019 and concluded on October 31, 2022.
•
PSUs Payout Based on TSR. Approximately 50% of the grant date value of the PSUs were earned based on Keysight’s TSR performance relative to companies in the S&P 500 Total Return Index. TSR relative performance is measured as the difference in percentage points between Keysight’s TSR and the S&P 500 Total Return Index. The payout matrix for TSR was:

		Payout as a % of Target
Threshold:	40 percentage points below S&P 500 Total Return Index	25%
Target:	Equals S&P 500 Total Return Index	100%
Maximum:	40 percentage points above S&P 500 Total Return Index	200%
On November 16, 2022, the Compensation and Human Capital Committee certified that Keysight’s TSR was 34.1 percentage points above the S&P 500 Total Return Index, which resulted in a 185.3% payout. The table below sets forth the actual results for the Fiscal Year 2020 - Fiscal Year 2022 performance period as well as the calculated payout percentage:
Actual Results
Keysight TSR	73.4%
S&P 500 Total Return Index	39.2%
TSR Outperformance vs Total Return Index	34.1 ppts
Calculated Payout	185.3% of Target Shares
•
PSUs Payout Based on OM. Approximately 50% of the grant date value of the PSUs for the Fiscal Year 2020 - Fiscal Year 2022 performance period was earned based on OM. At the end of the performance period, Keysight’s OM payout achievement for each Fiscal Year during the three-year period was averaged with each Fiscal Year weighted equally. The payout matrix for OM was:

		Payout as a % of Target
Threshold:	5 points below annual Non-GAAP OM plan	50%
Target:	Achievement of annual Non-GAAP OM plan	100%
Maximum:	5 points above annual Non-GAAP OM plan	200%
Based on the average of the Fiscal Year 2020 – Fiscal Year 2022 payout percentages shown above, the Compensation and Human Capital Committee, on November 16, 2022 certified that Keysight’s OM achievement for the Fiscal Year 2020 – Fiscal Year 2022 performance period resulted in a 130.0% payout.
64 2023 Proxy Statement

The table below sets forth the actual results for the Fiscal Year 2020 – Fiscal Year 2022 performance period, as well as the calculated average payout percentage:
	FY20 – FY22 Non-GAAP OM Metrics and Results[1]
Fiscal Year	Threshold %	Target %	Max %	Results %	Percentage above Target	Fiscal Year Payout %
2020	19.6	24.6	29.6	25.4	0.8%	116.0
2021	20.9	25.9	30.9	27.8	1.9%	138.0
2022	22.5	27.5	32.5	29.3	1.8%	136.0
Calculated Payout						130.0
(1)
Non-GAAP OM excludes primarily the impacts of amortization of acquisition-related balances, share-based compensation, acquisition and integration costs, restructuring and related costs, non-recurring items such as goodwill impairment, legal settlement, gain/loss on divestitures and others. Because the OM target is set at the beginning of each Fiscal Year, income and expenses related to an acquisition are excluded for the Fiscal Year in which the acquisition occurs but are included in both target and actual results in subsequent years. Reconciliations to comparable GAAP metrics are available on investor.keysight.com under quarterly reports in financial information. The impact of acquisitions for the periods reported is not material.

The following table sets forth for the Fiscal Year 2020 - Fiscal Year 2022 performance period the targeted number of shares, the shares earned, and the cash value of the earned shares.
Name	TSR Target Award (in shares)	TSR Payout at 185.3% (in shares)	Non-GAAP OM Target Award (in shares)	Non-GAAP OM Payout at 130.0% (in shares)	Cash Value of Payout In $(1)
Ronald S. Nersesian	27,840	51,587	33,688	43,794	15,887,613
Satish C. Dhanasekaran	5,703	10,566	6,901	8,971	3,254,278
Neil P. Dougherty	5,410	10,024	6,547	8,511	3,087,375
Ingrid A. Estrada	3,764	6,974	4,555	5,921	2,147,920
Soon Chai Gooi	5,410	10,024	6,547	8,511	3,087,375
Mark A. Wallace	4,324	8,012	5,232	6,801	2,467,401
(1)	Reflects the fair market value of the shares based on the closing stock price of Keysight’s common stock on November 16, 2022.
OTHER BENEFITS

TERMINATION ARRANGEMENTS – SEVERANCE PLAN, CHANGE OF CONTROL SEVERANCE AGREEMENTS AND EQUITY AWARD ACCELERATION
Consistent with the practice of many of our peers, the Compensation and Human Capital Committee has adopted an Officer and Executive Severance Plan (the “Severance Plan”) for our U.S. based officers and executives, which provides for specified severance payments and benefits in cases where the officer is terminated other than for Cause, misconduct, death, or physical or mental incapacity or resigns for Good Reason (each, as defined in the Severance Plan). A more detailed description of the Severance Plan is provided in the “Officer and Executive Severance Plan” section below.
In addition, we have entered into Change of Control Agreements (each, a “Change of Control Agreement”) with our officers designed to provide protection to the officers, so they are not distracted by their personal, professional, and financial situations at a time when we need
2023 Proxy Statement 65

them to remain focused on their responsibilities, Keysight’s best interests and those of our stockholders. These agreements provide for double-trigger payments and benefits, which means that they are eligible to receive such payments and benefits only in the event of a change of control of Keysight and if the officer is terminated other than for Cause or resigns for Good Reason (each, as defined in the Change of Control Agreement) within a limited period after the change of control. Such benefits will not become payable unless both such events occur. A more detailed description of the Change of Control Agreements with the NEOs is provided in the “Change of Control Severance Agreements” section below.
Additionally, to encourage our employees to remain employed with Keysight through the date of the applicable vesting event, our stock award agreements, including those of our NEOs, provide for certain vesting benefits in the event of death, disability, or retirement or in certain circumstances involving a change in control. A more detailed description of the vesting benefits provided in our stock award agreements is provided in the “Acceleration and Continued Vesting of Equity Awards” section below.
The potential payments that would be received by our NEOs under the Severance Plan and the Change of Control Agreements are disclosed in the “Termination and Change of Control Table” below.
BENEFITS AND LIMITED PERQUISITES
Our global benefits philosophy is to provide our executive officers, including our NEOs, with protection and security through health and welfare, retirement, and life insurance programs.
In addition to these Company-wide benefits, our NEOs are offered Company-paid financial counseling through a third-party service to assist with their personal finances. Providing this service gives our NEOs a better understanding of their compensation and benefits, allowing them to concentrate on their responsibilities and our future success. Our executive officers, including our NEOs, are also offered physical examinations, for which we cover the costs that are not otherwise covered under each of our NEOs’ chosen health plan. We believe that the executive physical is a prudent measure to help maintain the health of our executive officers.
In connection with Mr. Gooi’s relocation from Malaysia to Singapore and his business travel to the U.S. on behalf of Keysight, Mr. Gooi received Company-paid relocation services and tax restoration benefits. Our executive officers also had access to Company drivers to transport them and their families to the airport for personal travel, as do other Company executives.
NON-QUALIFIED DEFERRED COMPENSATION
Our NEOs are eligible to voluntarily defer base salary, short-term cash incentives, and performance shares earned under the LTP Program. The deferrals are made through the Keysight Technologies Inc. Deferred Compensation Plan (the “Deferred Compensation Plan”). The Deferred Compensation Plan is a standard management benefit plan offered by many public companies.
Deferred compensation is distributed to eligible participants in January of the year following termination of their employment, if termination occurs during the first six months of the calendar year. Otherwise, payouts are distributed to participants in July of the year following termination of employment. No early distributions or withdrawals are allowed.
The specific benefits and an additional description of plan features are set forth in the section entitled “Non-Qualified Deferred Compensation” below.
PENSION PLANS
Our pension plans are designed to promote long-term employment retention, support employee career-employment strategies, and provide employee retirement savings. Additional information on the plans for which certain of the NEOs are eligible is set forth below in “Pension Benefits”.
66 2023 Proxy Statement

PROCESS FOR DETERMINING EXECUTIVE COMPENSATION

ROLE OF THE COMPENSATION AND HUMAN CAPITAL COMMITTEE
The Compensation and Human Capital Committee reviews and discusses the Board of Directors’ evaluation of the CEO and makes preliminary recommendations about base salary, annual short-term incentive, and long-term incentive compensation. The Compensation and Human Capital Committee then discusses the compensation recommendations with the independent directors, and the Compensation and Human Capital Committee approves final compensation decisions after this discussion.
ROLE OF THE CHIEF EXECUTIVE OFFICER
For other NEOs, the CEO and CAO consider performance and make individual recommendations to the Compensation and Human Capital Committee on base salary, annual short-term incentive, and long-term incentive compensation. The Compensation and Human Capital Committee reviews, discusses, modifies, and approves, as appropriate, these compensation recommendations.
COMPENSATION AND HUMAN CAPITAL COMMITTEE RESOURCES AND TOOLS
The Compensation and Human Capital Committee uses several resources and tools to determine compensation, including competitive market information and tally sheets, which quantify each of the compensation elements for each executive officer, as well as accumulated outstanding long-term equity awards and deferred compensation.
FACTORS FOR DETERMINING COMPENSATION (“COMPENSATION FACTORS”)
•	Responsibilities and capabilities of each executive officer
•	Competitive market data provided by the independent compensation consultant
•	Tally sheets describing the total compensation received by each executive officer
•	Each executive officer’s self-evaluation and evaluation by the CEO and the CAO
•	Qualitative evaluation of each executive officer’s overall and corporate performance by the Compensation and Human Capital Committee or the independent members of the Board of Directors
•	Objective assessment of each executive officer’s actual performance against pre-established goals and financial targets
KEYSIGHT’S PEER GROUPS
Compensation Benchmarking Peer Group
As part of its compensation deliberations, the Compensation and Human Capital Committee conducts an annual review of the compensation practices of the competitive market against a group of peer companies. The Compensation and Human Capital Committee annually reviews our peer group to ensure the companies are suitable peers for compensation comparison purposes. In September 2021, the Compensation and Human Capital Committee, with the assistance of the Committee’s independent executive compensation consultant Meridian, approved a compensation peer group for consideration for Fiscal Year 2022 compensation decisions based on the following criteria:
Peer Group Determining Criteria for Fiscal Year 2022
•	Revenue between approximately $2.4 billion and $11.9 billion, which were between approximately 0.5 times and 2.5 times our projected Fiscal Year 2022 revenue
•	A market capitalization between approximately $8.9 billion and $80.6 billion, which were between approximately 0.33 times and 3 times our projected Fiscal Year 2022 market capitalization
•	A market capitalization to revenue ratio greater than 1.0
2023 Proxy Statement 67

These criteria resulted in the selection of 28 companies, all members of the Russell 3000 Information Technology Sector, including four new companies. The selected companies compete with us either in the same business and capital markets or in the executive talent arena or operate similarly complex business operations with significant global reach. The Compensation and Human Capital Committee used compensation data drawn from the compensation peer group as one of the Compensation Factors considered in setting the compensation of the executive officers.
Keysight’s Peer Group for Fiscal Year 2022
Agilent Technologies	Citrix Systems	Juniper Networks	Rockwell Automation	Trimble
AMETEK	F5 Networks	KLA	Roper Technologies	VMWare*
Arista Networks	Fortinet*	Motorola Solutions	Sensata Technologies	WorkDay*
Autodesk	Fortive	NetApp	SS&C Technologies	Zebra Technologies
Cadence Design Systems	Hubbell	NortonLifeLock	Synopsis
Ciena Corporation	Intuit*	Palo Alto Networks	Teradyne
*	Companies added to the Fiscal Year 2022 compensation peer group based on the selection criteria.
At the time of the Compensation and Human Capital Committee’s approval of the compensation peer group for Fiscal Year 2022, we were above the median of our compensation peer group based on revenue, market capitalization, and number of employees.
	Revenue as of each company’s most recent four quarters ended on 10/31/2021 (in millions) ($)	Market Capitalization on 10/31/2021 (in millions) ($)	Employees as of 10/31/2021 (#)
25th Percentile	3,442	18,679	8,950
Median	4,590	31,021	11,463
75th Percentile	5,960	50,971	17,250
Keysight Technologies, Inc.(1)	4,867	33,159	14,100
(1)	Fiscal Year 2022 estimates as of 10/31/2021
Peer Group for the Long-Term Incentive Program
The Compensation and Human Capital Committee believes that a larger peer group is more appropriate for evaluating TSR performance under Keysight’s LTP Program, as a larger peer group provides a broader index for comparison and better alignment with stockholder investment choices. For the Fiscal Year 2022 – Fiscal Year 2024 performance period, the Compensation and Human Capital Committee selected the S&P 500 Total Return Index for determining and evaluating our relative TSR performance. This index has a strong correlation with Keysight’s stock price, and the Compensation and Human Capital Committee views the S&P 500 as a possible investment alternative to Keysight. The S&P 500 constituent list is maintained by the S&P Index Committee, which is available at standardandpoors.com/indices/main/en/us. Any change in the expanded peer group is solely due to Standard & Poor’s criteria for inclusion in the index.
68 2023 Proxy Statement

POLICIES FOR COMPENSATION RISK MITIGATION

RECOUPMENT POLICY
Our Executive Compensation Recoupment Policy applies to all executive officers who are subject to Section 16 of the Exchange Act. Under this Policy, in the event of (A) a material restatement of financial results (wherein results were incorrect at the time published due to mistake, fraud or other misconduct), or (B) fraud or misconduct by an executive officer, the Compensation and Human Capital Committee will, in the case of a restatement, review all short-term and long-term incentive compensation awards that were paid or awarded to the executive officers for performance periods beginning after October 31, 2014 that occurred, in whole or in part, during the restatement period. In the case of fraud or misconduct, the Compensation and Human Capital Committee will consider actions to remedy the fraud or misconduct, prevent its recurrence, and impose discipline on the wrongdoers, in each case, as it deems appropriate.
These actions may include, without limitation and to the extent permitted by governing law, requiring reimbursement of compensation, causing the cancellation of outstanding PSUs, RSUs, stock options, and other equity incentive awards, limiting future awards or compensation, and requiring the disgorgement of profits realized from the sale of shares of our common stock to the extent such profit was, in part or in whole, the result of the fraud or misconduct.
The Compensation and Human Capital Committee will amend the Policy, as necessary, to comply with the final SEC rules regarding the recoupment policy required by the Dodd-Frank Wall Street Reform and Consumer Protection Act.
HEDGING AND INSIDER TRADING POLICY
Our Insider Trading Policy expressly bars hedging transactions such as purchasing or writing derivative securities, including puts and calls, and entering into short sales or short positions, with respect to Keysight securities by our executive officers, directors, and other employees. Under our Insider Trading Policy, we prohibit our general managers, executives, executive officers and the members of our Board from pledging our equity securities as collateral for loans, and we prohibit our executive officers, directors and all employees from purchasing or selling our securities while in possession of material, non-public information, or otherwise using such information for their personal benefit and we maintain a quarterly black-out window where applicable individuals may not trade.
Our executive officers and members of our Board are permitted to enter into trading plans that are intended to comply with the requirements of Exchange Act Rule 10b5-1 so they may make predetermined trades of Keysight stock or exercise stock options.
INDEMNIFICATION AGREEMENTS
These agreements indemnify our executive officers and the members of our Board of Directors, as well as those who act as directors and officers of other entities at our request, against expenses, judgments, fines, settlements, and other amounts, actually and reasonably incurred in connection with any proceedings arising out of their services to us and our subsidiaries.
A CULTURE OF OWNERSHIP
Our stock ownership guidelines are designed to encourage our executive officers, including our NEOs, to achieve and maintain a significant equity stake in Keysight to closely align their interests with those of our stockholders. The guidelines provide that our CEO should accumulate and hold, within five years of his appointment to the position, an investment level in our common stock equal to six times his annual base salary. The guidelines further provide that our CFO, COO, and other executive officers should accumulate and hold, within five years from appointment to their respective executive officer positions, an investment level in our common stock equal to the lesser of (1) three times their annual base salary or (2) direct ownership of a certain level of shares of our common stock (40,000 or 80,000 shares).
2023 Proxy Statement 69

The investment levels as a multiple of annual base salary or direct ownership guidelines are as follows:
Executive Officer	Multiple of Annual Base Salary	Direct Ownership of Common Stock (# of Shares)
CEO[1]	6X	N/A
CFO/COO	3X	80,000
All Other Executive Officers	3X	40,000
(1)	As of October 31, 2022 (the last trading day of Keysight’s Fiscal Year 2022), Messrs. Nersesian and Dhanasekaran held over 23 and 7 times base salary in Keysight stock, respectively.
The Compensation and Human Capital Committee conducts an annual review to assess compliance with the guidelines. As of the end of Fiscal Year 2022, each of our NEOs met his stock ownership guideline requirement.
COMPENSATION RISK ASSESSMENT
Our independent compensation consultant conducts an annual review of our compensation-related risks. The risk assessment conducted during Fiscal Year 2022 by Meridian concluded that our executive compensation program is well designed to encourage behaviors aligned with the long-term interests of our stockholders and that our programs and policies are not reasonably likely to have a material adverse effect to the Company. Meridian also found our executive compensation programs are well articulated, containing an appropriate balance in fixed versus variable pay, cash, equity, and a mix of financial metrics. Finally, it was determined that there are appropriate policies and practices in place to mitigate compensation-related risk, including stock ownership guidelines, insider-trading prohibitions, the Executive Compensation Recoupment Policy, and an independent Compensation and Human Capital Committee oversight of our executive compensation programs.
ACCOUNTING CONSIDERATIONS
We follow Financial Accounting Standard Board Accounting Standards Codification Topic 718, or ASC Topic 718, for our stock- based compensation awards. ASC Topic 718 requires companies to measure the compensation expense for all share-based payment awards made to employees and directors based on the grant date “fair value” of these awards. This calculation is performed for accounting purposes and reported in the compensation tables below, even though our executive officers may never realize any value from their awards (awards to directors are fully vested upon grant). ASC Topic 718 also requires companies to recognize the compensation cost of their stock-based compensation awards in their income statements over the period that an executive officer is required to render service in exchange for the stock award.
70 2023 Proxy Statement

COMPENSATION AND HUMAN CAPITAL COMMITTEE REPORT

The information contained in this report shall not be deemed to be “soliciting material,” to be “filed” with the SEC, or to be subject to Regulation 14A or Regulation 14C (other than as provided in Item 407 of Regulation S-K) or to the liabilities of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed to be incorporated by reference in future filings with the SEC except to the extent that Keysight specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.
November 16, 2022
Our executive compensation program is administered by the Compensation and Human Capital Committee, which is composed entirely of independent, non-employee directors, is responsible for approving and reporting to our Board of Directors on all elements of compensation for our executive officers. In this regard, the Compensation and Human Capital Committee has reviewed and discussed the “Compensation Discussion and Analysis” section of this Proxy Statement with management. Based on this review and discussion, the Compensation and Human Capital Committee recommended to our Board of Directors that the “Compensation Discussion and Analysis” section be included in this Proxy Statement and incorporated by reference into our 2022 Annual Report on Form 10-K.
Submitted by:
Compensation and Human Capital Committee
James G. Cullen, Chair
Richard P. Hamada
Michelle J. Holthaus
Jean M. Nye
Joanne B. Olsen
2023 Proxy Statement 71

SUMMARY COMPENSATION TABLE

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Option Awards(1) ($)	Non-Equity Incentive Plan Compen- sation(2) ($)	Change in Pension Value and Nonqualified Deferred Compen- sation Earnings(3) ($)	All other Compen- sation(4) ($)	Total ($)
Ronald S. Nersesian Former President and Chief Executive Officer, Current Executive Chair of the Board	2022	1,000,000	—	17,025,814	—	1,703,325	38,859	38,361	19,806,359
	2021	1,000,000	—	15,058,182	—	2,216,156	249,447	42,625	18,566,410
	2020	833,333	—	12,380,746	—	1,770,000	230,837	36,064	15,250,980
Satish C. Dhanasekaran President and Chief Executive Officer	2022	772,917	—	7,651,981	—	1,039,963	(105,352)	34,207	9,393,716
	2021	675,000	—	4,227,785	—	997,270	93,869	37,292	6,031,216
	2020	593,750	—	2, 524,023	—	697,722	80,281	26,597	3,922,374
Neil P. Dougherty Executive Vice President and Chief Financial Officer	2022	650,000	—	7,251,044	—	732,286	(229,650)	34,242	8,437,922
	2021	650,000	—	3,202,700	—	864,301	121,148	34,316	4,872,465
	2020	589,167	—	2,406,004	—	684,958	148,500	29,291	3,857,920
Ingrid A. Estrada(5) Senior Vice President, Chief People and Administrative Officer and Chief of Staff	2022	547,917	—	4,076,123	—	555,380	(194,635)	10,417	4,995,202
	2021	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
	2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Soon Chai Gooi(6) Senior Vice President, President, Order Fulfillment and Digital Operations	2022	456,324	—	4,882,014	—	483,848	—	864,239	6,686,425
	2021	520,411	—	2,779,883	—	694,962	—	1,249,402	5,244,658
	2020	477,149	—	2,406,004	—	544,078	—	1,761,411	5,188,643
Mark A. Wallace Senior Vice President, Chief Customer Officer	2022	627,500	—	4,155,646	—	765,908	(165,355)	27,535	5,411,234
	2021	597,917	—	2,200,613	—	1,014,165	105,082	27,135	3,944,912
	2020	522,500	—	1,922,862	—	582,647	139,643	27,135	3,194,788
(1)
Reflects the aggregate grant date fair values of the stock awards, computed in accordance with Financial Accounting Standards Board, Accounting Standards Codification, Topic 718, and Stock Compensation (“FASB ASC Topic 718”). For information on the valuation assumptions used in our computations, see Note 4 to our consolidated financial statements in our Annual Report on Form 10-K for Fiscal Year 2022.

(2)	Amounts consist of STI awards earned by our NEOs during Fiscal Year 2022 under the Performance-Based Compensation Plan for Covered Employees.
(3)
Amounts represent the change in pension value for the Retirement Plan, the Supplemental Benefit Retirement Plan, and the Excess Benefit Retirement Plan, as applicable. Please see the Section “Pension Benefits” below for greater detail regarding how such amounts were calculated.

(4)	Amounts for Fiscal Year 2022 reflected in the “All Other Compensation” table below.
(5)	Ms. Estrada became an NEO in Fiscal Year 2022.
(6)
Amounts included for Mr. Gooi, with the exception of stock awards, are shown in U.S. Dollars but were paid to him in Malaysian Ringgit. To convert the amounts paid in U.S. Dollars, we used the exchange rate as of the last business day of the applicable Fiscal Year (for Fiscal Year 2022 amounts, an exchange rate of 4.72275090794886 Malaysian Ringgits per U.S. Dollar as of October 31, 2022).

72 2023 Proxy Statement

ALL OTHER COMPENSATION

Name	Company Contributions to Defined Contribution Plan ($)	Financial Counseling ($)	Travel Expenses ($)	Relocation Benefits ($)	Tax Restoration Benefits ($)	Club Membership Fees ($)	Employer Contributions to Health Savings Account ($)	Executive Physicals ($)	Total ($)
Ronald S. Nersesian	12,200	22,205	3,306	—	—	—	650	—	38,361
Satish C. Dhanasekaran	12,200	18,235	—	—	—	—	1,300	2,472	34,207
Neil P. Dougherty	12,200	18,235	—	—	—	—	900	2,907	34,242
Ingrid A. Estrada	10,417	—	—	—	—	—	—	—	10,417
Soon Chai Gooi	141,083	—	26,274	206,878	489,751	254	—	—	864,240
Mark A. Wallace	8,400	18,235	—	—	—	—	900	—	27,535
The following table itemizes the full grant date fair value of equity awards granted to our NEOs during Fiscal Year 2022 in accordance with FASB ASC Topic 718 for the “Stock Awards” column of the “Summary Compensation Table”.
LONG-TERM INCENTIVE AWARDS

	Total FY22 Expense(1)		Total FY21 Expense(1)		Total FY20 Expense(1)
Name	Stock Awards ($)	Restricted Stock Units Awards ($)	Stock Awards ($)	Restricted Stock Unit Awards ($)	Stock Awards ($)	Restricted Stock Units Awards ($)
Ronald S. Nersesian	10,248,246	6,777,568	9,085,294	5,972,888	7,551,709	4,829,027
Satish C. Dhanasekaran	4,605,882	3,046,100	2,550,771	1,677,014	1,539,556	984,465
Neil P. Dougherty	5,579,246	1,671,799	1,932,360	1,270,340	1,467,547	938,455
Ingrid A. Estrada	3,147,713	928,410	1,173,985	771,783	1,021,037	652,908
Soon Chai Gooi	3,632,732	1,249,282	1,677,187	1,102,696	1,467,547	938,455
Mark A. Wallace	3,195,557	960,089	1,327,737	872,876	1,172,871	749,990
(1)	None of our NEOs received option awards in Fiscal Year 2020, Fiscal Year 2021, or Fiscal Year 2022.
(2)	Expense figures include Leadership Stabilization Awards.
2023 Proxy Statement 73

GRANTS OF PLAN-BASED AWARDS

The following table sets forth certain information regarding grants of plan-based awards to each of our NEOs during Fiscal Year 2022.
		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(3) (#)	Grant Date Fair Value of Stock Awards(4) ($)
	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)
Ronald S. Nersesian	11/17/2021	337,500	675,000	1,350,000
	11/17/2021	75,000	150,000	300,000
	5/19/2022	337,500	675,000	1,350,000
	11/17/2021				1,270,806	5,083,224	10,166,449		5,083,224
	11/17/2021				2,582,511	5,165,022	10,330,044		5,165,022
	11/17/2021							34,873	6,777,568
Satish C. Dhanasekaran	11/17/2021	169,707	339,414	678,828
	11/17/2021	45,482	90,964	181,928
	5/19/2022	239,063	478,125	956,250
	11/17/2021				468,481	1,873,923	3,747,845		1,873,923
	11/17/2021				952,107	1,904,214	3,808,427		1,904,214
	5/18/2022				102,646	410,584	821,168		410,584
	5/18/2022				208,581	417,161	834,322		417,161
	11/17/2021							12,856	2,498,564
	5/18/2022							4,026	547,536
Neil P. Dougherty	11/17/2021	143,826	287,652	575,304
	11/17/2021	32,233	64,466	128,932
	5/19/2022	146,250	292,500	585,000
	11/17/2021				313,438	1,253,752	2,507,504		1,253,752
	11/17/2021				636,963	1,273,926	2,547,852		1,273,926
	5/18/2022				—	3,051,568	3,051,568		3,051,568
	11/17/2021							8,602	1,671,799
Ingrid Estrada	11/17/2021	108,578	217,156	434,312
	11/17/2021	24,442	48,884	97,768
	5/19/2022	111,375	222,750	445,500
	11/17/2021				174,089	696,356	1,392,712		696,356
	11/17/2021				353,783	707,565	1,415,131		707,565
	5/18/2022				—	1,743,792	1,743,792		1,743,792
	11/17/2021							4,777	928,410
74 2023 Proxy Statement

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(3) (#)	Grant Date Fair Value of Stock Awards(4) ($)
	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)
Soon Chai Gooi	11/17/2021	110,114	220,228	440,456
	11/17/2021	20,521	41,041	82,082
	5/19/2022	92,342	184,684	369,368
	11/17/2021				234,240	936,961	1,873,923		936,961
	11/17/2021				475,989	951,978	1,903,957		951,978
	5/18/2022				0	1,743,792	1,743,792		1,743,792
	11/17/2021							6,428	1,249,282
Mark A. Wallace	11/17/2021	132,481	264,962	529,924
	11/17/2021	29,685	59,369	118,738
	5/19/2022	134,663	269,325	538,650
	11/17/2021				180,017	720,067	1,440,134		720,067
	11/17/2021				365,849	731,699	1,463,397		731,699
	5/18/2022				0	1,743,792	1,743,792		1,743,792
	11/17/2021							4,940	960,089
(1)
Reflects the value of the threshold, target and maximum potential STI cash payout established for Fiscal Year 2022 pursuant to Keysight’s Performance-Based Compensation Plan for Covered Employees. The threshold payment is 25%, target is 100% and maximum is 200% of target. Actual payout amounts under this plan are disclosed in the “Summary Compensation Table.” Please see the section “Short-Term Incentives” for greater detail regarding the NEOs’ cash incentive award opportunities, including the applicable performance goals.

(2)
Reflects the value of awards at threshold, target and maximum number of shares that could be earned with respect to PSUs. Actual payout of these awards, if any, will be in the form of Keysight common stock determined by the Compensation and Human Capital Committee after the end of the performance period depending on whether the performance criteria set forth by the Compensation and Human Capital Committee for earning such awards were met. For PSU awards granted on November 17, 2021, the awards are subject to the applicable NEO being employed through the determination date or retirement eligible. For Stabilization Awards granted to Mr. Dougherty, Mr. Gooi, Mr. Wallace and Ms. Estrada on May 18, 2022, the awards are subject to the applicable NEO being employed through the determination date regardless of the applicable NEO’s retirement status. For Fiscal Year 2022, on November 16, 2022, each NEO received TSR PSUs and OM PSUs, which will be paid out, if at all, following the completion of the Fiscal Year 2022 - Fiscal Year 2024 performance period. Each NEO’s TSR PSUs will be measured and paid out based on the performance of Keysight’s common stock as measured against the relative TSR of the S&P 500 Total Return Index. Each NEO’s OM PSUs will be measured and paid out based on annual Non-GAAP OM achievement as compared to annual OM goals. The annual achievement in comparison to target is averaged over the three-year performance period to determine the payout for that performance period. Please see the section “Long-Term Incentives” for greater detail regarding the TSR and OM PSU grants made to NEOs in Fiscal Year 2022. Each NEO’s OM PSUs appear above their respective TSR PSUs in this table.

(3)
Reflects the number of shares subject to time-based RSUs, which vest annually over four years from the grant date, subject to the applicable NEO being employed through the applicable vesting date or being retirement eligible.

(4)	Reflects the aggregate grant date fair values of the RSUs and PSUs, computed in accordance with FASB ASC Topic 718.
2023 Proxy Statement 75

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table provides information on the performance-based stock awards and restricted stock units held by our NEOs as of October 31, 2022. None of our NEOs have outstanding stock option awards.
	Stock Awards
Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units That Have Not Vested ($)(2)	Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)(3)	Market or Payout Value of Shares, Units or Other Rights That Have Not Vested ($)(2)
Ron S. Nersesian	11/20/2018	13,692	2,384,462	—	—
	11/20/2019	21,931	3,819,283	—	—
	11/18/2020	37,992	6,616,306	—	—
	11/17/2021	34,053	5,930,330	—	—
	11/20/2019	43,794	7,626,725	—	—
	11/20/2019	51,587	8,983,876	—	—
	11/18/2020	—	—	77,812	13,550,959
	11/18/2020	—	—	59,260	10,320,129
	11/17/2021	—	—	52,310	9,109,786
	11/17/2021	—	—	40,236	7,007,099
Total		203,049	35,360,982	229,618	39,987,973
Satish C. Dhanasekaran	11/14/2018	2,370	412,736	—	—
	11/20/2019	4,365	760,164	—	—
	10/01/2020	236	41,099	—	—
	11/18/2020	10,924	1,902,415	—	—
	11/17/2021	12,856	2,238,872	—	—
	5/18/2022	4,026	701,128	—	—
	11/20/2019	8,511	1,482,191	—	—
	11/20/2019	10,024	1,745,680	—	—
	10/01/2020	460	80,109	—	—
	10/01/2020	542	94,389	—	—
	11/18/2020	—	—	21,846	3,804,481
	11/18/2020	—	—	16,638	2,897,508
	11/17/2021	—	—	19,284	3,358,309
	11/17/2021	—	—	14,834	2,583,341
	5/18/2022	—	—	6,038	1,051,517
	5/18/2022	—	—	4,644	808,752
Total		54,314	9,458,783	83,284	14,503,908
76 2023 Proxy Statement

	Stock Awards
Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units That Have Not Vested ($)(2)	Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)(3)	Market or Payout Value of Shares, Units or Other Rights That Have Not Vested ($)(2)
Neil P. Dougherty	11/14/2018	2,796	486,923	—	—
	11/20/2019	4,365	760,165	—	—
	11/18/2020	8,275	1,441,091	—	—
	11/17/2021	8,602	1,498,038	—	—
	11/20/2019	8,511	1,482,191	—	—
	11/20/2019	10,024	1,745,680	—	—
	11/18/2020	—	—	16,550	2,882,183
	11/18/2020	—	—	12,604	2,194,987
	11/17/2021	—	—	12,902	2,246,883
	11/17/2021	—	—	9,924	1,728,264
	5/18/2022	—	—	22,438	3,907,577
Total		42,573	7,414,088	74,418	12,959,894
Ingrid A. Estrada	11/14/2018	2,341	407,685	—	—
	11/20/2019	2,966	516,529	—	—
	11/18/2020	4,909	854,902	—	—
	11/17/2021	4,664	812,236	—	—
	11/20/2019	5,921	1,031,142	—	—
	11/20/2019	6,974	1,214,522	—	—
	11/18/2020	—	—	10,054	1,750,904
	11/18/2020	—	—	7,658	1,333,641
	11/17/2021	—	—	7,166	1,247,959
	11/17/2021	—	—	5,512	959,915
	5/18/2022	—	—	12,822	2,232,951
Total		27,775	4,837,016	43,212	7,525,370
Soon Chai Gooi	11/14/2018	3,459	602,385	—	—
	11/20/2019	4,365	760,165	—	—
	11/18/2020	7,183	1,250,919	—	—
	11/17/2021	6,428	1,119,436	—	—
	11/20/2019	8,511	1,482,191	—	—
	11/20/2019	10,024	1,745,679	—	—
	11/18/2020	—	—	14,364	2,501,491
	11/18/2020	—	—	10,940	1,905,201
	11/17/2021	—	—	9,642	1,679,154
	11/17/2021	—	—	7,416	1,291,496
	5/18/2022	—	—	12,822	2,232,951
Total		39,970	6,960,775	55,184	9,610,293
2023 Proxy Statement 77

	Stock Awards
Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units That Have Not Vested ($)(2)	Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)(3)	Market or Payout Value of Shares, Units or Other Rights That Have Not Vested ($)(2)
Mark A. Wallace	11/14/2018	2,181	379,821	—	—
	11/20/2019	3,406	593,155	—	—
	11/18/2020	5,552	966,881	—	—
	11/17/2021	4,823	839,925	—	—
	11/20/2019	6,801	1,184,394	—	—
	11/20/2019	8,012	1,395,290	—	—
	11/18/2020	—	—	11,372	1,980,434
	11/18/2020			8,660	1,508,139
	11/17/2021	—	—	7,410	1,290,452
	11/17/2021	—	—	5,700	992,655
	5/18/2022	—	—	12,822	2,232,950
Total		30,775	5,359,466	45,964	8,004,630
(1)
Amounts reflect unvested RSUs as of October 31, 2022, which vest at the rate of 25% per year from the grant date, subject to the applicable NEO being employed through such determination date or being retirement eligible. Includes the number of PSUs granted in Fiscal Year 2020 that were earned based on Keysight’s relative TSR and Non-GAAP OM for the Fiscal Year 2020 through Fiscal Year 2022 performance period, subject to the applicable NEO being employed through the date that the Compensation and Human Capital Committee determined the payout.

(2)
The market values of the unvested RSUs and PSUs (whether earned but unvested or unearned and unvested) are calculated by multiplying the number of units shown in the table by $174.15, the closing price of Keysight common stock as of October 31, 2022, which was the last business day of Fiscal Year 2022.

(3)
Amounts reflect multiple unearned and unvested PSU awards that are outstanding simultaneously as of October 31, 2022 for each NEO under the LTP Plan. On November 18, 2020, each NEO received TSR PSUs and OM PSUs, which will be paid out, if at all, following the completion of the Fiscal Year 2021 through Fiscal Year 2023 performance period. On November 17, 2021, each NEO received TSR PSUs and OM PSUs, which will be paid out, if at all, following the completion of the Fiscal Year 2022 through Fiscal Year 2024 performance period. Each NEO’s TSR PSUs will be measured and paid out based on the performance of Keysight’s common stock as measured against the TSR of the S&P 500 Total Return Index and each NEO’s OM PSUs will be measured and paid out based on profitability as measured by Non-GAAP OM. The payout, if any, of the PSU awards granted on November 18, 2020 and November 17, 2021 are determined in November 2023 and November 2024, respectively and are subject to the applicable NEO being employed through such determination date or being retirement eligible. For PSUs granted in Fiscal Year 2021, the maximum number of PSUs that may be earned is shown based on Keysight’s performance through Fiscal Year 2022. For PSUs granted in Fiscal Year 2022, the maximum number of PSUs that may be earned is shown based on Keysight’s performance through Fiscal Year 2022.

Please see the section “Long-Term Incentives” for greater detail regarding the TSR and OM PSU grants made to NEOs in Fiscal Year 2022.
78 2023 Proxy Statement

OPTION EXERCISES AND STOCK VESTED

The following table sets forth information on stock option exercises and stock vesting in Fiscal Year 2022 and the value realized on the date of exercise or vesting, if any, by each of our NEOs. In the case of RSUs, the value is based on the closing share price of Keysight’s common stock on the NYSE on the vesting date and, in the case of PSUs based on the closing share price of Keysight’s common stock on the NYSE on the date that the payout is confirmed by the Compensation and Human Capital Committee. None of our NEOs have outstanding stock option awards.
	Stock Awards
Name	Number of Awards Acquired Upon Vesting(1)	Value Realized on Vesting
Ronald S. Nersesian	149,558	$26,403,129
Satish C. Dhanasekaran	29,738	$5,211,378
Neil P. Dougherty	29,575	$5,206,358
Ingrid A. Estrada	21,129	$3,726,934
Soon Chai Gooi	30,251	$5,332,030
Mark A. Wallace	22,767	$3,994,227
(1)
Amounts reflect the shares issued pursuant to PSUs granted in Fiscal Year 2020 pursuant to the LTI Program for the Fiscal Year 2020 through Fiscal Year 2022 performance period that were paid out in Fiscal Year 2023 in addition to restricted stock units that vested during Fiscal Year 2022.

2023 Proxy Statement 79

PENSION BENEFITS

The following table shows the estimated present value of accumulated benefits payable, including benefits payable on retirement to our NEOs under the Keysight Technologies, Inc. Retirement Plan (the “Retirement Plan”), the Deferred Profit-Sharing Plan, the Supplemental Benefit Retirement Plan, and the Excess Benefit Retirement Plan.
Years of service and years of credited service under the Retirement Plan include years of service and years of credited service under the Hewlett Packard Retirement Plan and the Agilent Technologies, Inc. Retirement Plan. The present value of accumulated benefit is calculated using the assumptions under Accounting Standards Codification Topic 715: Compensation— Retirement Benefits for the fiscal year end measurement (as of October 31, 2022). The present value is based on a lump sum interest rate of 6.0%. See also Note 12 to Keysight’s consolidated financial statements in its Annual Report on Form 10-K for the Fiscal Year 2022 as filed with the SEC on December 15, 2022.
Name	Plan Name(1)(2)	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Ronald S. Nersesian	Retirement Plan	19.0	698,471	—
	Supplemental Benefit Retirement Plan	19.0	1,480,887	—
Satish C. Dhanasekaran	Retirement Plan	16.8	212,530	—
	Supplemental Benefit Retirement Plan	16.8	122,077	—
Neil P. Dougherty	Retirement Plan	26.3	453,904	—
	Supplemental Benefit Retirement Plan	26.3	227,838	—
Ingrid A. Estrada	Deferred Profit-Sharing Plan	30.0	42,525	—
	Retirement Plan	30.0	624,008	—
	Supplemental Benefit Retirement Plan	30.0	197,534	—
Soon Chai Gooi(3)	N/A	—	—	—
Mark A. Wallace	Deferred Profit-Sharing Plan	30.0	102,378	—
	Retirement Plan	30.0	558,341	—
	Supplemental Benefit Retirement Plan	30.0	179,076	—
(1)
Employees must be at least 65 years of age and older in order to receive the full benefit under the Retirement Plan. Benefit payments from the Retirement Plan received prior to age 65 are reduced for “early” distribution. None of the NEOs are eligible for full benefits under the Retirement Plan.

(2)	To the extent applicable, a portion of each NEO’s Supplemental Benefit Retirement Plan benefits includes accrued benefits in the Excess Benefit Retirement Plan.
(3)
Mr. Gooi does not live in the United States and is not eligible to participate in the Retirement Plan or Supplemental Benefit Retirement Plan but is a participant in the Malaysian Defined Contribution Plan.

RETIREMENT PLAN
The Retirement Plan provides full retirement benefits payable at the later of age 65 or termination to employees who were hired before August 1, 2015. The benefits under the Retirement Plan are based on eligible compensation and years of credited service with Keysight, Agilent (as applicable) and Hewlett Packard (“HP”) (as applicable). No more than 30 years of credited service are used in determining the benefits under the Retirement Plan.
80 2023 Proxy Statement

For service beginning on or after November 1, 2009, benefits are determined using the 2009 Benefit Formula (as defined in the Retirement Plan). For service on or before October 31, 2009, Retirement Plan benefits are determined under the 1993 Benefit Formula (as defined in the Retirement Plan).
The total benefits under the Retirement Plan are equal to the sum of the 2009 Benefit Formula benefits (if any) plus the 1993 Benefit Formula benefits (if any).
2009 Benefit Formula
Benefits are accrued on a monthly basis as a lump sum payable at normal retirement age based on the participant’s pay rate and years of credited service up to a maximum of 30 years as follows:
For participants who have fewer than 15 years of service:
11% × pay rate at the end of the month	PLUS	5% × pay rate pay at the end of the month in excess of 50% of the Social Security Wage Base
For participants who have 15 or more years of service:
14% × pay rate at the end of the month	PLUS	5% × pay rate at the end of the month in excess of 50% of the Social Security Wage Base
No more than 30 years of credited service is considered for purposes of determining the total benefits under the Retirement Plan. If an employee has more than 30 years of credited service before they retire, the 2009 Benefit Formula benefits will be based on their highest consecutive annual 2009 Benefit Formula accruals during their career.
1993 Benefit Formula
Only employees who earned benefits under the Agilent Retirement Plan before November 1, 2009, have benefits under the 1993 Benefit Formula. Benefits under the 1993 Benefit Formula are calculated as of October 31, 2009 and are expressed as an annuity. The 1993 Benefit Formula was frozen, meaning that there were no additional accruals under the 1993 Benefit Formula after October 31, 2009.
The 1993 Benefit Formula provides retirement benefits in the form of lifetime monthly payments beginning at age 65. These benefits are calculated using a formula that is based on the participant’s highest average pay rate, their final average compensation, and their total years of credited service during their career at Agilent and HP (if applicable) through October 31, 2009. The total years of credited service (which includes years of credited service under the HP Retirement Plan as of May 1, 2000) cannot exceed 30 in the 1993 Benefit Formula. The monthly retirement benefits beginning at age 65 (or later if the participant retires after age 65 but before they reach age 70 ½), or for participants that reach age 65 in or after 2021, age 72) are determined as follows:
1.5%	X	Highest Average Pay Rate at October 31, 2009	X	Years of Credited Service at October 31, 2009 not to exceed 30
The Social Security reduction based on 0.6% of the final average compensation recognizes the Company’s contribution through payroll taxes towards Social Security benefits.
0.6%	X	Final Average Compensation at October 31, 2009	X	Years of Credited Service at October 31, 2009 not to exceed 30
2023 Proxy Statement 81

Some participants will have Retirement Plan benefits that are comprised of both 2009 Benefit Formula benefits that are calculated as a lump sum payable at age 65 and 1993 Benefit Formula benefits that are calculated as monthly annuity payments beginning at age 65. In this case, the total Retirement Plan benefits payable at age 65 are equal to (a) the value of the accrued benefits under the 2009 Benefit formula plus, (b) the value of the accrued benefits under the 1993 Benefit Formula, both of which must be payable in the same form. By using actuarial conversion factors, both the 2009 Benefit Formula and the 1993 Benefit Formula benefits can be converted so that both are paid as either an annuity or a lump sum. The normal form of benefits under the Retirement Plan are either a single life annuity for single participants or a 50% joint and survivor annuity for married participants. Participants may elect to receive payments at any time following termination or retirement in the above forms or as an actuarially equivalent 75% or 100% joint and survivor annuity, or as a one-time lump sum. Payments made prior to normal retirement age will be reduced in accordance with the plan provisions.
Retirement Plan Benefit Reductions If Paid Prior to Age 65
The benefits paid under the 2009 Benefit Formula will be reduced by 5% of compound interest for each year that the benefits are paid before the participant reaches age 65.
The benefits paid under the 1993 Benefit Formula will be paid as set forth below:

Age of Retirement
65 yrs
64 yrs
63 yrs
62 yrs
61 yrs
60 yrs
59 yrs
58 yrs
57 yrs
56 yrs
55 yrs
50.00%
53.33%
56.67%
60.00%
63.33%
66.67%
73.33%
80.00%
86.67%
93.33%
100.00%
% Of Retirement Plan Benefit Payout

If the 1993 Benefit is paid before age 55, an additional reduction is applied. The benefit reduced to 50% at age 55 (as described above), is further reduced based on an actuarial equivalence factor. The actuarial equivalence factor is determined based on the number of months the payment begins before age 55, applicable interest rates and applicable mortality table, and the participant’s life expectancy.
A different calculation is used for Participants who have less than 15 years of service, which may result in a larger reduction to their benefit.
All regular full-time or regular part-time employees who were hired prior to August 1, 2015 automatically became participants in the Retirement Plan on the May 1 or November 1 following the completion of two years of service.
82 2023 Proxy Statement

DEFERRED PROFIT-SHARING PLAN
The Deferred Profit-Sharing Plan is a frozen, tax-qualified defined contribution plan. HP created and maintained a Deferred Profit- Sharing Plan to provide its employees benefits with respect to their service with HP prior to November 1, 1993. Agilent and then Keysight replicated the frozen HP Deferred-Profit Sharing Plan to continue to provide a retirement benefit to former HP employees for service with HP prior to November 1, 1993. The benefits under the Deferred Profit-Sharing Plan are used as a floor offset for the Retirement Plan for benefits accrued under the 1993 Benefit Formula but only with respect to service prior to November 1, 1993. There have been no contributions into the plan since October 31, 1993. For the benefits attributable to service after October 31, 1993 under both the 1993 Benefit Formula and the 2009 Benefit Formula, there is no Deferred Profit- Sharing Plan offset.
For service prior to November 1, 1993 (if any), the benefit due is the greater of (i) the benefit defined by the Retirement Plan formula, or (ii) the annuity value of the Deferred Profit-Sharing Plan account balance. Therefore, for service prior to November 1, 1993, the Retirement Plan determines a minimum retirement benefit amount.
The normal form of benefits under the Deferred Profit-Sharing Plan are payable at normal retirement age as either a single life annuity for single participants, or a 50% joint and survivor annuity for married participants. Participants may elect to receive payments at any time following termination or retirement and in the above forms or as 75% or 100% joint and survivor annuity, or as a one-time lump sum.
SUPPLEMENTAL BENEFIT RETIREMENT PLAN AND THE EXCESS BENEFIT RETIREMENT PLAN
The Supplemental Benefit Retirement Plan and the Excess Benefit Retirement Plan (which was frozen December 31, 2004) are unfunded, non-qualified plans. Benefits payable under both plans are equal to the excess of the qualified Retirement Plan amount that would be payable in accordance with the terms of the Retirement Plan, disregarding the benefit and compensation limitations imposed pursuant to sections 415 and 401(a)(17) of the Code.
Participants in the Retirement Plan and/or Deferred Profit-Sharing Plan whose retirement benefits under those tax-qualified plans are limited by Sections 401(a)(17) or 415 of the Code automatically become a participant in the Supplemental Benefit Retirement Plan.
Benefits under the Supplemental Benefit Retirement Plan and the Excess Benefit Retirement Plan are payable upon termination or retirement as follows:
•
In general, accruals prior to January 1, 2005 are paid from the Excess Benefit Retirement Plan in a single lump sum in the January following the Fiscal Year in which the participant takes his qualified Retirement Plan benefit.

•
In general, subject to certain applicable exceptions, accruals after December 31, 2004 are paid from the Supplemental Benefit Retirement Plan based on the date participants retire or terminate. Benefits are paid in January immediately following retirement or termination if termination occurs during the first six months of the year; or in July if termination occurs during the second six months of the year. Participants will receive a benefit in the form of either five annual installments (if the lump sum value is greater than $150,000); or in a single lump sum (if the lump sum value is $150,000 or less).

MALAYSIAN DEFINED CONTRIBUTION PLAN
All employees in Malaysia participate in the government mandatory retirement plan, managed by the Employer Provident Fund (EPF), a government agency. This plan requires contribution from both the employee and the employer. Mr. Gooi participates in this plan with an 11% contribution rate of his eligible compensation. Keysight contributes a fixed contribution rate of 12% of Mr. Gooi’s eligible compensation. In addition, Mr. Gooi also participates in a Company-wide EPF Top-up plan, for which we make contributions equal to 3% of monthly base earnings. No employee contributions are accepted for this plan.
2023 Proxy Statement 83

NON-QUALIFIED DEFERRED COMPENSATION

The Deferred Compensation Plan is available to all active employees on our U.S. payroll with total target cash salary, including the short-term Performance-Based Compensation Plan, greater than or equal to $305,000 for 2022.
There are four types of earnings that may be deferred under the Deferred Compensation Plan:
•	Up to 100% of annual base pay earnings in excess of the U.S. Internal Revenue Service qualified plan limit of $305,000 for 2022;
•	Up to 95% of cash incentive award earnings, discretionary and cash compensation paid under the STI Performance-Based Compensation Plan;
•	Up to 95% of performance-based compensation paid out in accordance with the terms of Keysight’s LTP Program. Awards under this program are paid out in the form of shares of our common stock; and
•	Up to 95% of new executive stock awards.
Deferral elections may be made annually and can be part of overall tax planning for executives. There are several hypothetical investment options available under the Deferred Compensation Plan, which generally mirror the investment choices under the tax-qualified 401(k) Plan. All hypothetical investment choices are made by the participant. Based on market performance, dividends and interest are credited to participants’ hypothetical accounts from the investment funds that the participant has elected.
At the time participation is elected, employees must also elect payout in one of two forms that can commence upon termination or be delayed by an additional one, two-, or three-years following termination:
•	A single lump sum payment; or
•	Annual installments over a five-to-15-year period.
Unless a participant has elected to delay distribution of payments as described above, payouts are distributed to eligible participants in January of the year following termination, if termination occurs during the first six months of the calendar year or in July of the year following termination where termination occurs during the second half of the calendar year. No early distributions or withdrawals are allowed, except in the event of an unforeseeable emergency, death or where the participant elected to make an in-service distribution on a fixed date.
Although the Deferred Compensation Plan is unfunded, Keysight has established a rabbi trust as a source of funds to make payments under the Deferred Compensation Plan. The table below provides information on the non-qualified deferred compensation of our NEOs for Fiscal Year 2022 under the Deferred Compensation Plan (“DCP”) and certain fully vested restricted stock units (“DSUs”) that were deferred outside of the DCP.
84 2023 Proxy Statement

Keysight also maintains a frozen Deferred Compensation Plan for deferrals made prior to January 1, 2005, pursuant to the Agilent Deferred Compensation Plan. The frozen Deferred Compensation Plan no longer accepts deferrals but allows the same investment choices and hypothetical investments as the Deferred Compensation Plan.
Name	Plan	Executive Contributions in Last Fiscal Year(1) ($)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year(2) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Fiscal Year-End(3) ($)
Ronald S. Nersesian	DCP	190,000	—	(608,692)	—	25,034,932
Satish C. Dhanasekaran	DCP	322,082	—	(656,742)	—	5,072,205
Neil P. Dougherty(4)	DCP	295,913	—	(694,015)	—	6,233,674
	DSUs	—	—	(142,946)	—	4,240,901
Ingrid A. Estrada(5)	DCP	—	—	(47,617)	—	1,412,705
	DSUs	—	—	(35,737)	—	1,060,225
Soon Chai Gooi(6)	DCP	—	—	—	—	—
Mark A. Wallace	DCP	—	—	(259,158)	—	3,886,743
(1)
The amounts include base pay deferrals, short-term cash incentive award deferrals paid under the Performance-Based Compensation Plan, as well as deferrals representing the value of the fully vested shares based on the closing share price of Keysight common stock on the vesting date paid out in accordance with the terms of Keysight’s LTP Program for Fiscal Year 2022. The base pay portion of the amounts reflected above is included in the amount reported as “Salary” in the Summary Compensation Table for Fiscal Year 2022 as follows: for Mr. Nersesian $190,000, Mr. Dhanasekaran $57,600. The short-term cash incentive award portion of the amounts reflected above is included in the amount reported as “Non-Equity Incentive Plan Compensation” in the Summary Compensation Table for Fiscal Year 2022 as follows: for Mr. Nersesian: $465,000; for Mr. Dhanasekaran $147,825; and for Mr. Dougherty $314,208. The portion of the amounts reflected above does not include performance shares under the LTI Program based on grants that were made in Fiscal Year 2022 as no deferrals were elected.

(2)
The amounts reflected are not included in the Summary Compensation Table for Fiscal Year 2022. These amounts consist of dividends, interest, and change in market value (including with respect to shares) attributed to each executive officer’s entire account balance during Fiscal Year 2022, which balance may include deferred compensation from previous periods. The amounts do not include the deferred compensation themselves. Such earnings were not preferential or above-market.

(3)
The following amounts included in this column for the DCP have also been reported in the Summary Compensation Table as compensation for a prior fiscal year: Mr. Nersesian, $1,498,586; Mr. Dougherty, $2,771,169; and Mr. Dhanasekaran, $1,010,638. The aggregate grant date fair value of the fully vested deferred performance shares under the LTI Program included in this column for the DCP was reported in the Summary Compensation Table as compensation for a prior Fiscal Year: Mr. Nersesian, $972,945 and Mr. Dougherty, $806,666. The DSU amounts included in this column for Mr. Dougherty and Ms. Estrada represent the market value of the shares underlying their DSUs, which were originally granted on November 5, 2014. The aggregate grant date fair value of the DSUs included in this column for Mr. Dougherty was reported in the summary Compensation Table as compensation for a prior Fiscal Year in the amount of $734,943.

(4)
On November 5, 2014, Mr. Dougherty was granted restricted stock units covering 48,701 shares of Keysight common stock, and he elected to defer the settlement of fifty percent (50%) of those shares until his separation from service pursuant to the terms of the Stock Plan (in which case settlement shall occur within 15 days after the 6-month anniversary of such separation (or, if earlier, within 15 days after his death)).

(5)
On November 5, 2014, Ms. Estrada was granted restricted stock units covering 24,350 shares of Keysight common stock, and she elected to defer the settlement of twenty-five percent (25%) of those shares until her separation from service pursuant to the terms of the Stock Plan (in which case settlement shall occur within 15 days after the 6-month anniversary of such separation (or, if earlier, within 15 days after her death)).

(6)	Mr. Gooi does not live in the United States and is not eligible to participate in the Deferred Compensation Plan.
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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Set forth below is a description of the plans and agreements that could result in potential payments to our NEOs in the case of their termination of employment and/or a change of control of Keysight.
SEVERANCE PLAN
On March 18, 2015, the Compensation and Human Capital Committee adopted the Keysight Technologies Inc. Officer and Executive Severance Plan (the “Severance Plan”), which provides for severance payments and benefits (“Severance Benefits”) to our executive officers and vice presidents. The Severance Benefits do not apply in connection with a change of control of Keysight if an executive officer or vice president is covered under a change of control severance agreement or similar arrangement with Keysight. Accordingly, our NEOs who have each entered into a Change of Control Severance Agreement with us would only be entitled to the Severance Benefits in connection with a termination that occurs outside of the change of control context. The Severance Plan replaces any benefits provided by a workforce management program.
In general, in order to qualify for Severance Benefits, the executive officer’s or vice president’s employment must have been terminated either (i) by us other than for “cause”, misconduct, death, or physical or mental incapacity or (ii) by the executive officer or vice president for “good reason” (as these terms are defined in the Severance Plan). In addition to satisfying other conditions set forth in the Severance Plan, to qualify for Severance Benefits, the executive officer or vice president must execute a general release of claims in favor of Keysight and comply with certain post-termination restrictions, including, among other things, not soliciting our employees or the employees of our affiliates for a period of two years, continuing to comply with the terms his or her proprietary information and non-disclosure agreement, not making certain public statements concerning Keysight without first receiving Keysight’s written approval, and not taking actions that could cause Keysight or its employees or agents any embarrassment or humiliation or otherwise cause or contribute to Keysight or any such person being held in disrepute by the general public or Keysight’s employees, clients, or customers.
The Severance Plan provides for: (i) a lump sum cash severance payment, (ii) a pro-rated annual cash incentive award, if any, for the performance period in which the executive officer’s or vice president’s employment terminates, subject to the achievement of the performance goals and other terms and conditions that apply to him or her for that performance period, provided that any individual goals will be deemed to have been earned at target, (iii) 12 months of accelerated vesting of stock awards that are subject only to service-based vesting conditions and are held by executive officers and vice presidents that are not retirement eligible, (iv) waiver of the service-vesting condition for restricted stock unit and/or restricted stock awards that are subject to performance-based vesting conditions, which will remain outstanding subject to the applicable performance conditions, and (v) a lump sum cash payment of $20,000 ($40,000 in the case of our CEO) to pay for the cost of COBRA health benefit continuation coverage or to be used for any other purpose the executive officer or vice president chooses. The amount of the lump sum severance payment in the case of our executive officers, equals 100% (200% in the case of our CEO) of the sum of (i) his or her current annual base salary and (ii) his or her average actual annual cash incentive award percentage as compared to the target percentage paid for the three Fiscal Year prior to the Fiscal Year in which he or she terminates employment, applied to his or her current base salary. For our vice presidents, the amount of the lump sum severance payment equals 100% of his or her annual base salary only and does not take into account his or her cash incentive award.
Further, if the executive officer or vice president is retirement-eligible under the terms of the applicable stock award, the executive officer or vice president will not receive the benefits described above but will instead benefit from the retirement treatment set forth in such award in accordance with its terms and the requirements of Section 409A of the Code.
CHANGE OF CONTROL SEVERANCE AGREEMENTS
As noted above, each of our NEOs has entered into a Change of Control Severance Agreement with us. Under the Change of Control Severance Agreements, if a change of control of Keysight occurs and an NEO is involuntarily terminated without “cause” or voluntarily terminates within three months following the occurrence of an event constituting “good reason”, and such involuntary termination or “good reason” (as these terms are defined in the Change of Control Severance Agreements) event occurs (i) within three months prior to a change of control, (ii) at the time of or within 24 months following the occurrence of a change of control, or (iii) at any time prior to a change of control, if such termination is at the request of the acquirer, then the NEO will be entitled to: (i) two times, or with respect to our CEO three times, the sum of his base salary and target cash incentive award, (ii) payment of $80,000 for medical insurance premiums, (iii) full vesting of all outstanding stock options, if any, and stock awards not subject to performance-based vesting, and (iv) a pro-rated cash incentive award under any cash incentive award plan applicable to the NEO, for the performance period in which the NEO’s termination of employment occurs equal to the amount, if any, of the cash incentive award the NEO would have been paid based on the
86 2023 Proxy Statement

achievement of performance goals under the terms of such cash incentive award plan had the NEO continued employment with Keysight until the end of such performance period. In addition, if the NEO experiences a qualifying termination prior to a change of control and any of his unvested stock awards terminate prior to the change of control before such awards would have otherwise vested on account of the qualifying termination, the NEO will receive a cash payment equal to the value of the shares that would have vested on the date of the change of control less any exercise price. The NEO’s stock awards that are subject to performance-based vesting will be governed by the applicable award agreement. The Change of Control Severance Agreements replace any benefits provided by a workforce management program.
As a condition to receiving such severance benefits, an NEO must execute a release of all of his rights and claims relating to his employment and comply with certain post-termination restrictions, including, among other things, not soliciting our employees or the employees of our affiliates for a period of two years, continuing to comply with the terms his proprietary information and non- disclosure agreement, not making certain public statements concerning Keysight without first receiving the Keysight’s written approval, and not taking actions that could cause Keysight or its employees or agents any embarrassment or humiliation or otherwise cause or contribute to Keysight or any such person being held in disrepute by the general public or Keysight’s employees, clients, or customers.
The Change of Control Severance Agreements with our NEOs do not provide for tax gross-ups of payments subject to the golden parachute excise tax under Section 4999 of the Code. Each Change of Control Severance Agreement instead contains a “better after-tax” provision, which provides that if any of the payments to the NEO constitutes a parachute payment under Section 280G of the Code, the payments will either be (i) reduced or (ii) provided in full to the NEO, whichever results in the NEO receiving the greater amount after taking into consideration the payment of all taxes, including the excise tax under Section 4999 of the Code.
ACCELERATION AND CONTINUED VESTING OF EQUITY AWARDS
Under each NEO’s stock award agreements, if an NEO dies or becomes fully disabled, his unvested stock options, if any, or stock awards that are subject only to service-based vesting conditions will fully vest and any performance awards will be earned, if at all, based on the satisfaction of the applicable performance measures and pro-rated if such death or disability occurs within the first 12 months of the vesting period. In addition, under each NEO’s stock award agreements when an NEO retires, his stock options, if any, and stock awards that are subject only to service-based vesting conditions continue to vest and any performance awards will be earned, if at all, based on the satisfaction of the applicable performance measures and pro-rated if such retirement occurs within the first 12 months of the vesting period. Currently, Mr. Nersesian, Mr. Wallace, Ms. Estrada and Mr. Gooi are entitled to retirement vesting based on Company-wide equity award agreement eligibility. In addition, in the event there is a change of control, under the Stock Plan, options or stock awards will fully vest immediately prior to the closing of the transaction unless such awards are assumed, converted, or replaced in full by the successor corporation or a parent or subsidiary of the successor. Stock options and stock awards that are subject only to service-based vesting conditions vest on a “double-trigger” basis in connection with a change of control of Keysight pursuant to the Severance Plan and each NEO’s Change of Control Severance Agreement as discussed above, while each NEO’s performance awards provide that in the event of a change of control, such awards will be paid out at the greater of the target award or the accrued amount of the payout but will be pro-rated if such change of control occurs within the first 12 months of the vesting period.
“CAUSE,” “GOOD REASON” AND “CHANGE OF CONTROL” DEFINITIONS
For purposes of the Severance Plan, “good reason” means a material diminution in an executive officer’s or vice president’s authority, duties or responsibilities resulting in a significant diminution of position without the executive officer’s or vice president’s consent that is not cured by Keysight within 30 days of written notice to Keysight by the executive officer or the vice president of such diminution. “Good reason” will only exist if the executive officer or the vice president notifies Keysight of the occurrence of the events giving rise to such “good reason” within 30 days of their initial occurrence. An executive officer’s or vice president’s authority, duties or responsibilities will not be considered to be significantly diminished so long as the executive officer or the vice president continues to perform substantially the same functional role for Keysight as he or she performed immediately prior to the occurrence the events alleged to constitute “good reason” whether in the same location or another location assigned to him or her by Keysight. In addition, an executive officer’s or vice president’s authority, duties or responsibilities will not be considered to be significantly diminished solely by reason of a change to his or her title or compensation or benefits.
For purposes of the Change of Control Severance Agreements, “good reason” means (i) a more than $10,000 reduction of the NEO’s rate of compensation as in effect immediately prior to the effective date of the agreement or in effect immediately prior to the occurrence of a change of control, whichever is greater, other than reductions in base salary that apply broadly to employees of Keysight or reductions due to varying metrics and achievement of performance goals for different periods under variable pay programs; (ii) the failure to provide
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a package of benefits which, taken as a whole, provides substantially similar benefits to those in which the NEO is entitled to participate in the day prior to the occurrence of the change of control or any action by Keysight which would significantly and adversely affect the NEO’s participation or reduce the NEO’s benefits under any of such plans in existence the day prior to the Change of Control, other than changes that apply broadly to employees of Keysight; (iii) a change in the NEO’s duties, responsibilities, authority, job title, or reporting relationships resulting in a significant diminution of position, (excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith which is remedied by Keysight within 30 days after notice thereof is given by the NEO); (iv) the NEO relocates to a worksite that is more than 35 miles from the NEO’s prior worksite, unless the NEO consents to such relocation; (v) failure or refusal of a successor to Keysight to assume Keysight’s obligations under the Change of Control Service Agreement; or (vi) the material breach by Keysight or any successor to Keysight of any of the material provisions of the NEO’s Change of Control Severance Agreement. The NEO’s duties, responsibilities, authority, job title or reporting relationships will not be considered to be significantly diminished so long as the NEO continues to perform substantially the same functional role for Keysight as the NEO performed immediately prior to the occurrence of the change of control, even if Keysight becomes a subsidiary or division of another entity. In addition, to constitute “good reason”, the NEO must notify Keysight of any event purporting to constitute “good reason” within 60 days following the NEO’s knowledge of its existence, and Keysight will have 30 days in which to correct or remove such “good reason”, or such event will not constitute “good reason”.
For purposes of the Severance Plan and the Change of Control Severance Agreements, “cause” means misconduct, including: (i) conviction of any felony or any crime involving moral turpitude or dishonesty that has a material adverse effect on Keysight’s business or reputation; (ii) repeated unexplained or unjustified absences from Keysight; (iii) refusal or willful failure to act in accordance with any specific directions or orders of Keysight that has a material adverse effect on Keysight’s business or reputation; (iv) a material and willful violation of any state or federal law that would materially injure the business or reputation of Keysight as reasonably determined by the Board; (v) participation in a fraud or act of dishonesty against Keysight which has a material adverse effect on Keysight’s business or reputation; or (vi) intentional, material violation by the NEO of any contract between the NEO and Keysight or any statutory duty of the NEO to Keysight that is not corrected within 30 days after written notice to the officer; provided, however, that “cause” in the case of the Change of Control Severance Agreements also means conduct by the NEO that the Board determines demonstrates gross unfitness to serve, and the NEO’s refusal or willful failure to act in accordance with any written policies of Keysight that has a material adverse effect on Keysight’s business or reputation.
For purposes of the Change of Control Severance Agreements and the Stock Plan, a “Change of Control” means the occurrence of any of the following events: (i) the sale, exchange, lease or other disposition or transfer of all or substantially all of the consolidated assets of Keysight to a person or group which will continue the business of Keysight in the future; (ii) a merger or consolidation involving Keysight in which the stockholders of Keysight immediately prior to such merger or consolidation are not the beneficial owners of more than 75% of the total voting power of the outstanding voting securities of the corporation resulting from such transaction in substantially the same proportion as their ownership of the total voting power of the outstanding voting securities of Keysight immediately prior to such merger or consolidation; or (iii) the acquisition of beneficial ownership of at least 25% of the total voting power of the outstanding voting securities of Keysight by a person or group. For purposes of the Change of Control Severance Agreements, a “Change of Control” also occurs if the incumbent members of the Board as of November 1, 2014 or their successors cease for any reason to constitute at least a majority of the Board.
TERMINATION AND CHANGE OF CONTROL TABLE
For each of our NEOs, the table below estimates the amount of compensation that would be paid in the event of the following:
•	a change of control of Keysight occurs and the NEO experiences a qualifying termination under his Change of Control Severance Agreement;
•	a qualified termination under the Severance Plan;
•	a voluntary termination by the NEO or an involuntary termination of the NEO by Keysight with cause;
•	the termination of the NEO due to death or disability;
•	the retirement of the NEO;
•	a change of control of Keysight in which stock awards are not assumed, converted, or replaced in full by the successor corporation or a parent or subsidiary of the successor; or
•	a change of control of Keysight in which stock awards are assumed, converted, or replaced in full by the successor corporation or a parent or subsidiary of the successor.
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The amounts shown assume that each of the terminations was effective as of October 31, 2022.
		Involuntary Termination or Resignation for Good Cause in Connection with a Change of Control(1) ($)	Qualifying Termination under Severance Plan(2) ($)	Voluntary Termination or Involuntary Termination with Cause ($)	Death or Disability(3) ($)	Retirement(4) ($)	Change of Control with No Replacement Equity(5) ($)	Change of Control with Replacement Equity(6) ($)
Satish C. Dhanasekaran	Cash Severance	5,217,190	4,332,200	—	—	—	—	—
	Benefit Continuation(7)	80,000	40,000	—	—	—	—	—
	Stock Award Acceleration(8)	6,056,415	2,182,274	—	6,056,415	—	6,056,415	—
	Stock Award Cont’d Vesting(9)	—	—	—	—	—	—	—
	Performance Awards(10)	16,615,313	16,046,007	—	15,769,272	—	17,906,277
	Pension Benefits(11)	388,705	388,705	388,705	388,705	388,705	—	—
	Total Termination Benefits:	28,357,623	22,989,185	388,705	22,214,392	388,705	23,962,692	—
Neil P. Dougherty	Cash Severance	2,600,000	1,567,908	—	—	—	—	—
	Benefit Continuation(7)	80,000	20,000	—	—	—	—	—
	Stock Award Acceleration(8)	4,186,218	1,721,647	—	4,186,218	—	4,186,218	—
	Stock Award Cont’d Vesting(9)	—	—	—	—	—	—	—
	Performance Awards(10)	13,372,188	12,280,187	—	12,095,043	—	16,187,765
	Pension Benefits(11)	791,822	791,822	791,822	791,822	791,822	—	—
	Total Termination Benefits:	21,530,228	16,381,564	791,822	17,073,083	791,822	20,373,983	—
Ronald S. Nersesian	Cash Severance	5,000,000	3,118,250	—	—	—	—	—
	Benefit Continuation(7)	80,000	20,000	—	—	—	—	—
	Stock Award Acceleration(8)	18,750,382	—	—	18,750,382	—	18,750,382	—
	Stock Award Cont’d Vesting(9)	—	18,750,382	—	—	18,750,382	—	—
	Performance Awards(10)	55,847,926	56,598,576	—	55,847,926	55,847,926	56,598,576
	Pension Benefits(11)	2,266,400	2,266,400	2,266,400	2,266,400	2,266,400	—	—
	Total Termination Benefits:	81,944,709	80,753,608	2,266,400	76,864,709	76,864,709	75,348,958	—
Soon Chai Gooi	Cash Severance(12)	1,734,031	—	—	—	—	—	—
	Benefit Continuation(7)	80,000	—	—	—	—	—	—
	Stock Award Acceleration(8)	3,732,905	—	—	3,732,905	—	3,732,905	—
	Stock Award Cont’d Vesting(9)	—	—	—	—	3,732,905	—	—
	Performance Awards(10)	11,482,387	—	—	10,466,853	10,466,853	12,838,164
	Pension Benefits(11)	—	—	—	—	—	—	—
	Total Termination Benefits:	17,029,324	—	—	14,199,759	14,199,759	16,571,069	—
Mark A. Wallace	Cash Severance	2,447,250	1,480,456	—	—	—	—	—
	Benefit Continuation(7)	80,000	20,000	—	—	—	—	—
	Stock Award Acceleration(8)	2,779,782	—	—	2,779,782	—	2,779,782	—
	Stock Award Cont’d Vesting(9)	—	2,779,782	—	—	2,779,782	—	—
	Performance Awards(10)	9,260,561	8,351,363	—	8,245,027	8,245,027	10,584,315	—
	Pension Benefits(11)	950,393	950,393	950,393	950,393	950,393	—	—
	Total Termination Benefits:	16,533,520	13,581,994	950,393	11,975,202	11,975,202	15,597,048	—
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		Involuntary Termination or Resignation for Good Cause in Connection with a Change of Control(1) ($)	Qualifying Termination under Severance Plan(2) ($)	Voluntary Termination or Involuntary Termination with Cause ($)	Death or Disability(3) ($)	Retirement(4) ($)	Change of Control with No Replacement Equity(5) ($)	Change of Control with Replacement Equity(6) ($)
Ingrid A. Estrada	Cash Severance	2,082,085	1,244,292	—	—	—	—	—
	Benefit Continuation(7)	80,000	20,000	—	—	—	—	—
	Stock Award Acceleration(8)	2,591,352	—	—	2,591,352	—	2,591,352	—
	Stock Award Cont’d Vesting(9)	—	2,591,352	—	—	2,591,352	—	—
	Performance Awards(10)	8,450,784	7,538,083	—	7,435,250	7,435,250	9,771,034	—
	Pension Benefits(11)	978,996	978,996	978,996	978,996	978,996	—	—
	Total Termination Benefits:	14,183,217	12,372,723	978,996	11,005,598	11,005,598	12,362,386	—
(1)
Under the Change of Control Severance Agreements, if a change of control of Keysight occurs and an NEO is involuntarily terminated without cause or voluntarily terminates within three months following the occurrence of an event constituting “good reason”, and such involuntary termination or “good reason” (as defined in the Change of Control Severance Agreements) event occurs (i) within three months prior to a change of control, (ii) at the time of or within 24 months following the occurrence of a change of control, or (iii) at any time prior to a change of control, if such termination is at the request of the acquirer, his or her unvested stock options, if any, and stock awards that are subject only to service-based vesting conditions will fully vest. In addition, pursuant to the terms of each NEO’s performance award agreement, following the end of the performance period (or any earlier performance period termination date in connection with the change of control), performance awards will be paid out at the greater of the target award or the accrued amount of the payout; except that if such change of control occurs during the first 12 months of the NEO’s vesting period, the payout for such performance period shall equal an amount calculated by multiplying (a) the amount determined under the performance award agreement times (b) a fraction, the numerator of which is the number of days from the beginning of the NEO’s vesting period to the date of such change of control, and the denominator of which is the number of days in the 12-month period. For purposes of determining the amounts earned under each NEO’s performance awards, the calculated values are based on the following: (x) for PSUs granted in Fiscal Year 2020, the actual number of PSUs that were earned through Fiscal Year 2022, (y) for PSUs granted in Fiscal Year 2021, the maximum number of PSUs that may be earned based on Keysight’s performance through Fiscal Year 2022, and (z) for PSUs granted in Fiscal Year 2022, the maximum number of PSUs that may be earned based on Keysight’s performance through Fiscal Year 2022 (collectively, the “PSU Calculations”), subject to the pro-ration calculations for an assumed termination within the first 12 months of the NEO’s vesting period for the PSUs granted in Fiscal Year 2022. Because Fiscal Year 2022 cash incentive awards would have been earned, if at all, as of October 31, 2022, we have not included these amounts in this column.

(2)
Under the Severance Plan, the vesting of stock options, if any, and stock awards which would have occurred during the 12-month period following termination of employment will accelerate; provided, however, if the NEO is retirement-eligible under the terms of the applicable award, the NEO will instead benefit from the retirement treatment set forth in such award agreement. As of October 31, 2022, Messrs. Nersesian, Gooi, and Wallace and Ms. Estrada were retirement-eligible under the terms of their award agreements. Any remaining unvested stock options and stock awards, if any, will be forfeited. Unvested performance stock awards will no longer be subject to any service-based vesting requirements but will only be paid out based on actual performance at the end of the performance period. For purposes of determining the amounts earned under each NEO’s performance awards, the calculated values are based on the PSU Calculations. Notwithstanding the foregoing, the Stabilization Awards granted to Messrs. Dhanasekaran, Dougherty and Wallace and Ms. Estrada on May 18, 2022 are not eligible for any such acceleration under the Severance Plan.

(3)
Each NEO’s stock awards that are subject only to service-based vesting conditions provide that if a NEO dies or becomes disabled, his or her unvested stock options, if any, and stock awards will fully vest. Each NEO’s performance stock awards provide that any unvested awards will no longer be subject to any service-based vesting requirements but will only be paid out based on actual performance at the end of the performance period; except that, if such death or disability occurs during the first 12 months of the vesting period, the payout for such performance period shall equal an amount calculated by multiplying (a) the award determined under the performance award agreement for the full performance period times (b) a fraction, the numerator of which is the number of days from the beginning of the vesting period to the date of such death or disability, and the denominator of which is the number of days in the 12-month period. For purposes of determining the amounts earned under each NEO’s performance awards, the calculated values are based on the PSU Calculations, subject to the pro-ration calculations for an assumed termination within the first 12 months of the NEO’s vesting period for the PSUs granted in Fiscal Year 2022. Notwithstanding the foregoing, the Stabilization Awards granted to Messrs. Dhanasekaran, Dougherty, Gooi and Wallace and Ms. Estrada on May 18, 2022 are not eligible for any such death or disability rights.

(4)
Each NEO’s stock awards that are subject only to service-based vesting provide that if a NEO retires from Keysight, all unvested stock options, if any, and stock awards continue to vest per the original terms of the grant. Each NEO’s performance stock awards provide that any unvested awards will no longer be subject to any service-based vesting requirements but will only be paid out based on actual performance at the end of the performance period; except that, if such retirement occurs during the first 12 months of the vesting period, the payout for such performance period shall equal an amount calculated by multiplying (a) the amount determined under the performance award agreement for the full performance period times (b) a fraction, the numerator of which is the number of days from the beginning of the vesting period to the date of such retirement, and the denominator of which is the number of days in the 12-month period. As of October 31, 2022, Messrs. Nersesian, Gooi and Wallace and Ms. Estrada were eligible for such continued vesting upon retirement. For purposes of determining the amounts earned under each NEO’s performance awards, the calculated values are based on the PSU Calculations, subject to the pro-ration calculations for an assumed termination within the first 12 months of the NEO’s vesting period for the PSUs granted in Fiscal Year 2022. Notwithstanding the foregoing, the Stabilization Awards granted to Messrs. Dhanasekaran, Dougherty, Gooi and Wallace and Ms. Estrada on May 18, 2022 are not eligible for any such retirement rights.

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(5)
Under the Stock Plan in the event of a change of control of Keysight, all stock awards granted under the Stock Plan will accelerate if they are not assumed, converted, or replaced in full by the successor corporation or a parent or subsidiary of the successor. We have assumed that the NEOs have not been terminated for purposes of determining the amounts in this column. For purposes of determining the amounts paid out under each NEO’s performance awards, the calculated values are based on the PSU Calculations.

(6)
Under the Stock Plan in the event of a change of control of Keysight, all stock awards granted under the Stock Plan will not accelerate if they are assumed, converted, or replaced in full by the successor corporation or a parent or subsidiary of the successor. We have assumed that the NEOs have not been terminated for purposes of determining the amounts in this column.

(7)
Flat lump sum benefit for healthcare expenses, including additional health plan premium payments that may result from termination in the event of change of control or a qualified termination under the Severance Plan.

(8)
Calculated the acceleration value of the time-based stock awards using $174.15, the closing price of Keysight common stock as of October 31, 2022, which was the last business day of Fiscal Year 2022 (the “Fiscal Year End Price”).

(9)	For purposes of determining the value of the time-based stock awards, we have assumed that the Fiscal Year End Price remains constant through each applicable vesting date.
(10)
To determine the value of performance-based stock awards in scenarios where such awards will continue to vest, we have assumed that the Fiscal Year End Price remains constant through each applicable vesting date. The value of performance-based stock awards that accelerate was calculated using the Fiscal Year End Price. Actual payments at vesting of the performance-based stock awards could be different based on final performance results. The performance period for the PSUs granted in Fiscal Year 2020 concluded on October 31, 2022, but the award remained unvested, subject to the applicable NEO being employed through the date that the Compensation and Human Capital Committee determined the payout.

(11)
For information regarding potential payments upon termination under the Deferred Compensation Plan or other similar arrangement and the Retirement Plan, and the Supplemental Benefit Retirement Plan, in which our NEOs participate, see “Non-Qualified Deferred Compensation” and “Pension Benefits” above.

(12)
The amounts for Mr. Gooi’s Cash Severance are shown in U.S. Dollars but would be payable to him in Malaysian Ringgit. To convert the amount payable in U.S. Dollars, we used the exchange rate as of October 31, 2022, or 4.72275090794886 Malaysian Ringgits per U.S. Dollar.

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PAY RATIO DISCLOSURE

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, Keysight is providing the following information about the relationship of the annual total compensation of its employees to the annual total compensation of Mr. Dhanasekaran, our current President and CEO. To understand this disclosure, we believe that it is important to give context to Keysight’s operations. Keysight’s corporate headquarters is in Santa Rosa, California and has employees in over 30 countries. As a global organization, approximately 65% of Keysight’s employees were located outside of the U.S. as of October 31, 2022. The countries with the largest number of our employees are the United States, Malaysia, India, China, and Germany.
Keysight is engaged in a very competitive industry, and its success depends on its ability to attract, motivate, and retain highly qualified, talented, and creative employees. Consistent with our executive compensation program, Keysight’s global compensation program is designed to be competitive in terms of both the position and the geographic location in which an employee is located. Accordingly, our pay structures vary among our employees based on position, geographic location, and consideration of local competitive market practices.
PAY RATIO
For Keysight’s Fiscal Year 2022:
•	The median of the annual total compensation of all Keysight’s employees, other than those serving in the principal executive officer role was $85,457.
•	Mr. Dhanasekaran’s annual total compensation, as reported in the “Total” column of the “Summary Compensation Table” was $9,393,716.
Based on this information, the ratio of the annual total compensation of Mr. Dhanasekaran to the median of the annual total compensation of all Keysight’s employees other than Mr. Dhanasekaran is estimated to be 110 to 1.
IDENTIFICATION OF MEDIAN EMPLOYEE
We selected October 31, 2022, the last day of fiscal year 2022, as the date on which to determine our median employee. As of that date, Keysight had 14,962 employees. For purposes of identifying the median employee, we considered the aggregate of the following compensation elements for each of our employees, as compiled from Keysight’s internal records as of October 31, 2022:
•	Earned base salary or base wages for the period beginning on November 1, 2021 and ending on October 31, 2022.
•	Target bonuses for fiscal year 2022.
We selected the above compensation elements because they represent Keysight’s principal broad-based compensation elements. For purposes of identifying the median employee, any compensation paid in foreign currencies was converted to U.S. dollars based on the accounting rates as of October 31, 2022. These rates are set on the last workday of each month for the following month using current market rates. For example, the February accounting rate is set using market rates on January 31st. In identifying the median employee, we have considered all employees who joined Keysight through acquisitions during the last fiscal year and we did not make any cost-of-living adjustments or exclude any foreign jurisdictions in accordance with Item 402(u) of Regulation S-K.
In determining the annual total compensation of the median employee, the employee’s compensation was calculated in accordance with Item 402(c)(2)(x) of Regulation S-K, as required pursuant to the SEC executive compensation disclosure rules. This calculation is the same calculation used to determine total compensation for purposes of the Summary Compensation Table with respect to each of Keysight’s NEOs.
KEYSIGHT’S BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE COMPENSATION OF KEYSIGHT’S NAMED EXECUTIVE OFFICERS.
92 2023 Proxy Statement

PROPOSAL 4: APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD
Our Amended and Restated Certificate of Incorporation (the “Restated Certificate”) provides that the Company’s directors are divided into three classes, with the term of one class expiring at each annual meeting and the directors in each class serving a three-year term. As part of our Nominating and Corporate Governance Committee’s periodic review of our corporate governance practices and periodic review of the size, structure, composition and functioning of our Board, and after reviewing the various considerations for and against maintaining a classified board structure and discussing such considerations with a number of the Company’s stockholders, the Nominating and Corporate Governance Committee recommended that the Board approve an amendment to the Restated Certificate to phase out the classification of our Board over a three-year period such that, beginning with the election of directors at the 2026 Annual Meeting of Stockholders, all directors would stand for election annually for a one-year term. Accordingly, on November 17, 2022, our Board adopted an amendment to our Restated Certificate (the “Declassification Amendment”) that would phase out the classification of our Board, subject to the approval of this proposal by our stockholders at the Annual Meeting. The Board recommends that stockholders approve the Declassification Amendment.
The general description of the Declassification Amendment set forth below is qualified in its entirety by reference to the full text of the Declassification Amendment, which is attached to this Proxy Statement as Appendix A.
DECLASSIFICATION AMENDMENT
Pursuant to the Declassification Amendment, the annual election of directors will be phased in gradually to assure a smooth transition. If the Declassification Amendment is approved by our stockholders, directors will be elected to one-year terms of office beginning at the Company’s 2024 Annual Meeting of Stockholders. Directors who are elected to three-year terms prior to the 2024 Annual Meeting of Stockholders, including directors who are elected at the 2023 Annual Meeting of Stockholders as well as directors elected at the 2022 and 20201 Annual Meeting of Stockholders, would complete those three-year terms, and thereafter, be eligible for annual re-election. Beginning with the 2026 Annual Meeting of Stockholders, the Board would be completely declassified, and all directors would be subject to annual election to one-year terms.
The Declassification Amendment will not change the present number of directors or our Board’s authority to fill any vacancies or newly created directorships. Under the Declassification Amendment, beginning with the 2026 Annual Meeting of Stockholders, any director elected to fill a vacancy or newly created directorship would serve for a term expiring at the next annual meeting of stockholders following his or her appointment. However, until the election of directors at the 2026 Annual Meeting of Stockholders, any director elected to fill a newly created directorship or vacancy would serve for the remainder of the full term of the class of directors for which the newly created directorship was created or the vacancy occurred.
Because our Board is currently classified, our Restated Certificate currently provides that directors may be removed only for cause, consistent with Delaware law. The Declassification Amendment provides that (i) prior to the election of directors at the 2026 Annual Meeting of Stockholders, directors may be removed only for cause, and (ii) from and after the 2026 Annual Meeting of Stockholders, when declassification is complete, all directors may be removed either with or without cause.
If the Declassification Amendment is approved, our Board intends to cause the Declassification Amendment to be filed with the Secretary of State of the State of Delaware following the Annual Meeting. In addition, the Board will adopt conforming amendments to our Amended and Restated Bylaws, subject to the filing and effectiveness of the Certificate of Amendment implementing the Declassification Amendment.
If the Declassification Amendment is not approved by our stockholders, then our Board will remain classified, and the conforming amendments to our Amended and Restated Bylaws will not be implemented.
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CONSIDERATIONS OF OUR BOARD
Our Board has historically viewed the classified board structure as benefiting stockholders by promoting continuity and stability of strategy, reducing the Company’s vulnerability to coercive takeover tactics and special interest groups that may not be acting in the best interests of all stockholders, and encouraging directors to take a long-term perspective. While our Board continues to believe that these are important benefits, our Board has concluded that a classified board structure is not the only means to achieving them. Moreover, our Board believes the benefits of the classified board structure are outweighed by the advantages of a declassified board structure, which enables stockholders to evaluate the performance of all directors each year through the annual election process and, as a result, enhances the accountability of our Board to our stockholders. Furthermore, our Board is aware that the current trend in corporate governance is in favor of annual director elections. Accordingly, our Board has determined, upon the recommendation of the Nominating and Corporate Governance Committee, that the Declassification Amendment is in the best interests of the Company and its stockholders.
VOTE REQUIRED
The affirmative vote of holders of at least eighty percent (80%) of the voting power of the shares outstanding and entitled to vote will be required to approve the Declassification Amendment. Abstentions and broker non-votes will have the same effect as votes “Against” this proposal.
KEYSIGHT’S BOARD RECOMMENDS A VOTE FOR DECLASSIFICATION OF THE BOARD.
94 2023 Proxy Statement

Frequently Asked Questions
Q:	WHAT IS THE DATE, TIME, AND PLACE OF THE 2023 ANNUAL MEETING?
A:
The 2023 Annual Meeting will be held at Keysight Technologies, Inc.’s Corporate Headquarters at 1400 Fountaingrove Parkway, Santa Rosa, California on March 16, 2023 at 8:00 a.m. Pacific Time. See the attached map for directions and sign in instructions.

A webcast replay of the 2023 Annual Meeting will also be available on our Investor Relations website at investor.keysight.com. Go to “News, Events, Presentations,” select “Prior Presentations and Webcasts,” and then select “Annual Keysight Stockholder Meeting.” The webcast will remain available on this website for six months after the 2023 Annual Meeting.
Q:	WHY DID I RECEIVE A ONE-PAGE NOTICE IN THE MAIL REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS INSTEAD OF A PRINTED SET OF PROXY MATERIALS?
A:
In accordance with rules and regulations adopted by the SEC, instead of mailing a printed copy of our proxy materials to each stockholder of record, we are furnishing proxy materials, including this Proxy Statement and our 2022 Annual Report to Stockholders, by providing access to such documents on the internet. Stockholders will not receive printed copies of the proxy materials unless they request them. Commencing on or about January 27, 2023, a Notice will be sent to our stockholders who did not request printed copies of the proxy materials. The Notice instructs you how to access and review the proxy materials on the internet and how to submit your proxy via the internet. If you would like to receive a paper or email copy of our proxy materials, please follow the instructions for requesting such materials in the Notice.

Q:	WHY AM I RECEIVING PROXY MATERIALS?
A:
You are receiving proxy materials because you were an owner of Keysight common stock as of the Record Date. You are invited to attend the 2023 Annual Meeting and are requested to vote on the proposals described in this Proxy Statement.

Q:	WHAT IS INCLUDED IN THE PROXY MATERIALS?
A:
The proxy materials consist of the Proxy Statement and the 2022 Annual Report to Stockholders. If you requested printed versions of proxy materials by mail, these materials also include the proxy card or voting instruction form.

Q:	WHAT INFORMATION IS CONTAINED IN THESE PROXY MATERIALS?
A:
The information included in this Proxy Statement relates to the proposals to be voted on at the 2023 Annual Meeting, the voting process, the compensation of our directors and highest paid officers, and certain other required information. The information included in our 2022 Annual Report to Stockholders relates to our annual report for our last fiscal year, ended October 31, 2022, which was filed with the SEC and which contains our audited consolidated financial statements, management’s discussion and analysis, risk factors, and certain other required information.

Q:	WHAT PROPOSALS WILL BE VOTED ON AT THE 2023 ANNUAL MEETING?
A:	There are four proposals scheduled to be voted on at the 2023 Annual Meeting:
•	the election of four directors for a 3-year term;
2023 Proxy Statement 95

•	the ratification of the Audit and Finance Committee’s appointment of PwC as Keysight’s independent registered public accounting firm;
•	an advisory vote to approve the compensation of Keysight’s NEOs; and
•	approval of an amendment to Keysight’s Amended and Restated Certificate of Incorporation to declassify the Board of Directors.
Q:	WHAT IS THE KEYSIGHT BOARD’S VOTING RECOMMENDATION?
A:	Keysight’s Board recommends that you vote your shares:
•	FOR each of the director nominees;
•	FOR the ratification of the Audit and Finance Committee’s appointment of PwC as Keysight’s independent registered public accounting firm;
•	FOR the approval of the compensation of Keysight’s NEOs; and
•	FOR amending Keysight’s Amended and Restated Certificate of Incorporation to declassify the Board of Directors.
Q:	WHAT SHARES OWNED BY ME CAN BE VOTED?
A:
All shares owned by you as of Record Date, whether as a stockholder of record or as a beneficial owner, may be voted. You may cast one vote for each share of common stock that you held on the Record Date. On the Record Date, Keysight had XXX shares of common stock issued and outstanding.

Q:	WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A STOCKHOLDER OF RECORD AND AS A BENEFICIAL OWNER?
A:
Most stockholders of Keysight hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some differences between shares held of record and those owned beneficially.

Stockholder of Record
If your shares are registered directly in your name with Keysight’s transfer agent, Computershare, you are considered the stockholder of record with respect to those shares.
As a stockholder of record on the Record Date, you are entitled to receive from Computershare a Notice of Internet Availability of Proxy Materials (the “Notice”), or, if requested, a printed set of proxy materials, directly in your own name. As a stockholder of record, you may grant your voting proxy to the persons named as proxy holders, Ronald S. Nersesian, Keysight’s Executive Chair of the Board, and Jeffrey K. Li, Keysight’s Senior Vice President, General Counsel and Secretary, by submitting your proxy card and voting before the 2023 Annual Meeting. You may vote before the 2023 Annual Meeting by internet, telephone, or mail (if you requested printed copies of the proxy materials), as described below under the heading “How do I vote my shares?”
Beneficial Owner
If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner with respect to those shares, and those shares are considered to be held in “street name.” Your stockbroker, bank, or nominee is considered the stockholder of record with respect to those shares.
As a beneficial owner on Record Date, your stockbroker, bank, or nominee must forward to you a Notice or, if requested, a printed set of proxy materials. As a beneficial owner, you may direct your stockbroker, bank, or nominee to vote your shares by submitting your voting instruction form and voting before the 2023 Annual Meeting, or you may request a legal proxy which will enable you to vote your shares directly. You may vote before the 2023 Annual Meeting by internet, telephone, or mail (if you requested printed copies of the proxy materials), as described below under the heading “How do I vote my shares?”
96 2023 Proxy Statement

Q:	HOW DO I REQUEST A LEGAL PROXY?
A:
If you are a Beneficial Owner, your broker, bank, or nominee must provide you with information on how you can request a legal proxy. Most brokers, banks, or nominees allow a stockholder to request a legal proxy either online or by mail. If you have requested a legal proxy online, and you have not received an email with your legal proxy within two business days of your request, you should contact your broker, bank, or nominee. If you have requested a legal proxy by mail, and you have not received it within five business days of your request, you should contact your broker, bank, or nominee.

Please note that once you have requested a legal proxy from your broker, bank, or nominee, you will no longer be able to vote through your broker, bank, or nominee before the Annual Meeting.
Q:	HOW DO I VOTE MY SHARES?
	If you are a Stockholder of Record:	If you are a Beneficial Owner:
By Internet Before the 2023 Annual Meeting* (24 hours a day):	www.envisionreports.com/KEYS	Follow the voting instructions you receive from your stock brokerage firm, bank, or nominee.
In Person During the 2023 Annual Meeting*:
If you choose to vote your shares in person at the Annual Meeting, please bring proof of ownership of Keysight stock on the record date, such as the Notice of Internet Availability of Proxy Materials, or a proxy card as well as proof of identification.

If you choose to vote your shares in person at the Annual Meeting, please bring proof of ownership of Keysight stock on the record date, such as the Notice of Internet Availability of Proxy Materials, legal proxy, voting instruction card provided by your broker, bank or nominee, or a proxy card as well as proof of identification.

By Telephone* (24 hours a day, prior to 1:00 a.m. Central Time on March 16, 2022):	1-800-652-8683	Follow the voting instructions you receive from your stock brokerage firm, bank, or nominee. Telephone voting may not be available through your stock brokerage firm, bank, or nominee.
By Mail:
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Proxy Services, c/o Computershare Investor Services, P.O. Box 43102, Providence, RI 02940-5068.
Follow the voting instructions you receive from your stock brokerage firm, bank, or nominee.
*
While Keysight, Computershare, and Broadridge do not charge you any fees for voting by internet or telephone, there may be related costs from other parties, such as usage charges from internet access providers and telephone companies, for which you are responsible.

If you want to vote by telephone before the meeting, your votes must be submitted by 1:00 a.m. Central Time, on March 16, 2023. If you want to vote by internet, your votes can be submitted before the 2023 Annual Meeting, or you may submit your vote in person if you attend the live 2023 Annual Meeting. Even if you plan to attend the Annual Meeting, Keysight recommends that you vote your shares in advance so that your vote will be counted if you later decide not to attend the Annual Meeting. Voting prior to the 2023 Annual Meeting, whether by telephone, internet, or mail (if you requested a paper proxy card) will not affect your right to attend the 2023 Annual Meeting.
2023 Proxy Statement 97

Q:	CAN I REVOKE MY PROXY OR CHANGE MY VOTE?
A:
You may revoke your proxy card or change your voting instructions prior to the vote at the 2023 Annual Meeting. You may enter a new vote by using the internet or telephone (if available through your broker, bank, or nominee) or by mailing a new proxy card or new voting instruction form bearing a later date (which will automatically revoke your earlier voting instructions) or by attending and voting at the 2023 Annual Meeting. Your attendance at the 2023 Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

Q:	WHAT EFFECT DOES VOTING FOR, AGAINST, OR ABSTAIN HAVE ON EACH PROPOSAL?
A:
For Proposal 1 (election of directors), your vote may be cast FOR or AGAINST one or more of the director nominees, or you may ABSTAIN from voting with respect to one or more of the director nominees. Shares voting to ABSTAIN have no effect on the election of directors.

For Proposals 2 (ratification of appointment of the independent registered public accounting firm), 3 (approval of the compensation of Keysight’s NEOs), and 4 (declassification of the Board) your vote may be cast FOR or AGAINST or you may ABSTAIN. If you ABSTAIN, it has the same effect as a vote AGAINST Proposals 2, 3 and 4.
Any shares represented by proxies that are marked to ABSTAIN from voting on a proposal will be counted as “present” in determining whether we have a quorum.
Q:	WHAT HAPPENS IF I SUBMIT MY VOTING INSTRUCTION FORM WITH NO VOTING INSTRUCTIONS?
A:
If you are a stockholder of record and you sign your proxy card with no voting instructions (meaning, you choose neither FOR, AGAINST, nor ABSTAIN), your shares will be voted in accordance with the management’s recommendations for such proposal.

If you are a beneficial owner and you sign your voting instruction form with no voting instructions (meaning, you choose neither FOR, AGAINST, nor ABSTAIN), your shares will be treated as follows:
•
On routine matters, your broker, bank, or nominee may, in its discretion, either leave your shares unvoted or vote your shares. Only Proposal 2 (ratification of appointment of the independent registered public accounting firm) is considered a routine matter.

•
On non-routine matters, your bank, broker, or nominee may not vote your shares without your instruction (“broker non-vote”). Proposals 1 (election of directors), 3 (approval of the compensation of Keysight’s NEOs), and 4 (declassification of the Board) are considered non-routine matters. A broker non-vote will not be counted for or against Proposals 1 and 3 and will have no effect on the outcome of these matters. A broker non-vote on Proposal 4 will be counted as a vote against this proposal.

Whether you are a stockholder of record or a beneficial owner, if you sign your proxy card or voting instruction form but provide no voting instructions, your shares will be counted as “present” for the purposes of determining a quorum.
Q:	WHAT IS THE VOTING REQUIREMENT TO APPROVE EACH OF THE PROPOSALS?
A:
Proposal 1, Election of Directors: Under our majority voting standard, in uncontested elections of directors, such as this election, each director must be elected by the affirmative vote of a majority of the votes cast by the shares present at the 2023 Annual Meeting or represented by proxy and entitled to vote. A “majority of the votes cast” means that the number of votes cast FOR a director must exceed 50% of the votes cast with respect to that director. Abstentions and broker non-votes will not count as a vote FOR or AGAINST a nominee’s election and thus will have no effect in determining whether a director nominee has received a majority of the votes cast.

Our Board has adopted a policy under which, in uncontested elections, an incumbent director nominee who does not receive the required votes for re-election is expected to tender his or her resignation to our Board. The Nominating and Corporate Governance Committee, or another duly appointed Committee of the Board, will determine whether to accept or reject the tendered resignation generally within 90 days after certification of the election results. Keysight will publicly disclose the Committee’s determination regarding the tendered resignation and the rationale behind the decision in a Current Report on Form 8-K filed with the SEC.
98 2023 Proxy Statement

Proposal 2, Ratification of Appointment of the Independent Registered Public Accounting Firm: The ratification of the appointment of PwC as our independent registered public accounting firm requires the affirmative vote of a majority of shares present at the 2023 Annual Meeting and entitled to vote on the proposal. Abstentions will have the same effect as a vote against this proposal. This proposal is a routine proposal on which a broker or other nominee is generally empowered to vote in the absence of voting instructions from the beneficial owner, so broker non-votes are unlikely to result from this proposal.
Proposal 3, Advisory Vote on the Compensation of Keysight’s Named Executive Officers: The advisory vote regarding approval of the compensation of Keysight’s NEOs requires the affirmative vote of a majority of shares present at the 2023 Annual Meeting and entitled to vote on the proposal. Abstentions will have the same effect as votes against this proposal. Broker non-votes will have no effect on this proposal as brokers are not entitled to vote on this proposal in the absence of voting instructions from the beneficial owner.
Proposal 4, Approval of an Amendment to Keysight’s Amended and Restated Certificate of Incorporation to Declassify the Board of Directors: The approval of the Declassification Amendment requires the affirmative vote of eighty percent (80%) of the shares outstanding and eligible to vote. Abstentions and broker non-votes will have the same effect as votes against this proposal.
Q:	WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE NOTICE, PROXY CARD, OR VOTING INSTRUCTION FORM?
A:
It means your shares are registered differently or are in more than one account. For each Notice you receive, please enter your vote on the internet for each control number you have been assigned. If you receive paper copies of proxy materials, please provide voting instructions for all proxy cards and voting instruction forms you receive.

Q:	WHERE CAN I FIND THE VOTING RESULTS OF THE 2023 ANNUAL MEETING?
A:	Keysight will announce preliminary voting results at the Annual Meeting and publish preliminary or, if available, final results in a Form 8-K within four business days of the Annual Meeting.
Q:	WHAT HAPPENS IF ADDITIONAL PROPOSALS ARE PRESENTED AT THE 2023 ANNUAL MEETING?
A:
Other than the four proposals described in this Proxy Statement, Keysight does not expect any matters to be presented for a vote at the 2023 Annual Meeting. If you grant a voting proxy, the persons named as proxy holders, Ronald S. Nersesian, Keysight’s Executive Chair of the Board, and Jeffrey K. Li, Keysight’s Senior Vice President, General Counsel and Secretary, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason, any one or more of Keysight’s nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

Q:	WHAT IS THE QUORUM REQUIREMENT FOR THE 2023 ANNUAL MEETING?
A:
The quorum requirement for holding the Annual Meeting and transacting business is a majority of the outstanding shares entitled to be voted. Your shares are counted as “present” at the 2023 Annual Meeting if you vote through the internet during the 2023 Annual Meeting or properly submit your proxy card or voting instruction form before the 2023 Annual Meeting. Abstentions and broker non-votes are counted as “present” for the purpose of determining the presence of a quorum. Votes voted by a broker, bank, or nominee who has discretionary voting power and exercises such discretion to vote your shares on a proposal where you did not provide voting instructions are counted as “present” for the purpose of determining the presence of a quorum.

Q:	WHO WILL COUNT THE VOTE?
A:	A representative of Computershare will tabulate the votes and act as the inspector of election.
2023 Proxy Statement 99

Q:	IS MY VOTE CONFIDENTIAL?
A:
Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Keysight or to third parties except (i) as necessary to meet applicable legal requirements, (ii) to allow for the tabulation of votes and certification of the vote, and (iii) to facilitate a successful proxy solicitation by the Board. Occasionally, stockholders provide written comments on their proxy card, which are then forwarded to Keysight’s management.

Q:	WHO IS SOLICITING MY PROXY?
A:
Proxies are being solicited by the Board on behalf of the Company to be used at the 2023 Annual Meeting for the purposes set forth in the foregoing Notice. In addition, we have engaged Georgeson, Inc. (“Georgeson”) to solicit proxies on behalf of the Board.

Q:	WHO WILL BEAR THE COST OF SOLICITING VOTES FOR THE 2023 ANNUAL MEETING?
A:
Keysight will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. Keysight has retained the services of Georgeson to aid in the solicitation of proxies from banks, brokers, nominees and intermediaries. Keysight estimates that it will pay Georgeson a fee of $15,000 for its services. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by Keysight’s directors, officers and employees, who will not receive any additional compensation for such solicitation activities. In addition, Keysight may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners.

Q:	HOW MAY I ACCESS AN ELECTRONIC LIST OF STOCKHOLDERS OF RECORD ENTITLED TO VOTE AT THE 2023 ANNUAL MEETING?
A:
We will make available an electronic list of stockholders of record as of Record Date for inspection by stockholders from March 6, 2023 through March 16, 2023. To access the electronic list during these dates, please send your request, along with proof of ownership, with the subject line “Stockholder List Request” by email to investor.relations@keysight.com. You will receive confirmation of your request and instructions on how to view the electronic list. The list will also be available to stockholders who attend the 2023 Annual Meeting.

Q:	MAY I PROPOSE ACTIONS FOR CONSIDERATION AT NEXT YEAR’S ANNUAL MEETING OR NOMINATE INDIVIDUALS TO SERVE AS DIRECTORS?
A:
Stockholders of record may submit proposals for consideration at future Annual Meetings, including director nominations. If you are a beneficial owner, you can contact the bank or financial institution that holds your shares for information about how to register your shares directly in your name as a stockholder of record.

Stockholder Proposals for Inclusion in the Proxy Materials: In order for a stockholder proposal to be considered for inclusion in Keysight’s proxy statement for an Annual Meeting, the written proposal must be received by Keysight not less than 120 calendar days before the date Keysight’s proxy statement was released to the stockholders in connection with the previous year’s Annual Meeting and should satisfy the requirements in Keysight’s Bylaws. Keysight’s proxy statement in connection with the 2023 Annual Meeting will be released to the stockholders on January 27, 2023, and thus, a written stockholder proposal for inclusion in the proxy materials for the 2024 Annual Meeting must be received by Keysight no later than the close of business on September 29, 2023. Such proposal also must satisfy the requirements in Keysight’s Bylaws and comply with SEC’s regulations regarding the inclusion of stockholder proposals in Keysight-sponsored proxy materials.
Stockholder Proposals for Consideration at the 2023 Annual Meeting, but not for Inclusion in the Proxy Materials: In order for a stockholder proposal to be raised from the floor during an Annual Meeting but not be included in the proxy statement, the written notice must be received by Keysight not less than 90 days and not more than 120 days before the first anniversary of the previous year’s Annual Meeting and should satisfy the requirements in Keysight’s Bylaws. Keysight’s 2023 Annual Meeting will take
100 2023 Proxy Statement

place on March 16, 2023 and thus, a written notice of a stockholder proposal to be considered at the 2024 Annual Meeting, but not included in the proxy materials, must be received by Keysight no earlier than the close of business on November 16, 2023 and no later than the close of business on December 16, 2023. Such notice also must satisfy the requirements in Keysight’s Bylaws and comply with SEC’s regulations regarding the submission of notices to raise a stockholder proposal from the floor during an Annual Meeting.
Nomination of Director Candidates: Keysight’s Bylaws permit stockholders to nominate directors at an Annual Meeting. In order for a stockholder to make a director nomination at an Annual Meeting, the written notice must be received by Keysight not less than 90 days and not more than 120 days before the first anniversary of the previous year’s Annual Meeting and should contain such information as required under Keysight’s Bylaws. Keysight’s 2023 Annual Meeting will take place on March 16, 2023, and thus, a written notice of a stockholder director nomination must be received by Keysight no earlier than the close of business on November 16, 2023 and no later than the close of business on December 16, 2023. Such notice also must satisfy the requirements in Keysight’s Bylaws and comply with SEC’s regulations regarding stockholder director nomination proposals.
Copy of Bylaw Provisions: You may contact the Keysight Corporate Secretary at Keysight’s corporate headquarters for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates. Additionally, a copy of Keysight’s Bylaws can be accessed on the Keysight Investor Relations website at investor.keysight.com. Click on “Corporate Governance” and then “Governance Policies” on the right-hand side of the screen.
Q:	HOW DO I OBTAIN A SEPARATE SET OF PROXY MATERIALS IF I SHARE AN ADDRESS WITH OTHER STOCKHOLDERS?
A:
To reduce expenses, in some cases, we are delivering one set of the proxy materials or, where applicable, one Notice to certain stockholders who share an address, unless otherwise requested by one or more of the stockholders. For stockholders receiving hard copies of the proxy materials, a separate proxy card for each stockholder is included with the proxy materials. For stockholders receiving a Notice, the Notice will instruct you as to how you may access and review all of the proxy materials on the internet. The Notice also instructs you how you may submit your proxy on the internet.

If you are a stockholder of record and you received only one set of the proxy materials or one Notice, you may request separate copies at no additional cost to you by contacting Computershare by email at web.queries@computershare.com or by phone at (877) 373-6374 (toll-free) or +1 (781) 575-2879. If you received a Notice and you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice.
If you are a beneficial owner, and you would like to receive additional copies of proxy materials, please notify your broker, bank, or other nominee.
You may receive a copy of Keysight’s Annual Report on Form 10-K for the Fiscal Year 2022, without charge, by sending a written request to Keysight Technologies, Inc., 1400 Fountaingrove Parkway, Santa Rosa, California 95403, Attn: Investor Relations, or by email to proxy.inquiry@keysight.com. The Annual Report on Form 10-K is also available at investor.keysight.com.
Keysight Technologies, Inc.
1400 Fountaingrove Parkway
Santa Rosa, CA 95403
Dated: January 23, 2023
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102 2023 Proxy Statement

Other Information
NOTE ABOUT FORWARD LOOKING STATEMENTS

This Proxy Statement includes estimates, projections, statements relating to our business plans, objectives, and expected operating results that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Exchange Act. Forward-looking statements may appear throughout this Proxy Statement. These forward-looking statements generally are identified by the words “committed to, “strive” “believe,” “expect,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties that may cause actual results to differ materially. We describe risks and uncertainties that could cause actual results and events to differ materially in “Risk Factors,” “Quantitative and Qualitative Disclosures about Market Risk,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our Forms 10-K and 10-Q. We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events, or otherwise.
WEBSITES REFERENCED IN THIS PROXY STATEMENT

The content of the websites referred to in this proxy statement are not incorporated by reference into this proxy statement.
2023 Proxy Statement 103

Appendix A
KEYSIGHT TECHNOLOGIES, INC.
CERTIFICATE OF AMENDMENT TO
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
Keysight Technologies, Inc., (the “Corporation”) a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented, hereby certifies that:
FIRST: The Corporation was originally incorporated under the name “Keysight Technologies, Inc.”
SECOND: The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on December 6, 2013. The Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on October 31, 2014.
THIRD: The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended as set forth below.
Article VI of the Amended and Restated Certificate of Incorporation of the Corporation is hereby amended and restated in its entirety to read as follows:
“ARTICLE VI
BOARD OF DIRECTORS
Section 1. Number of Directors. Subject to the rights of the holders of any series of Preferred Stock to elect directors under specified circumstances, the number of directors shall be fixed from time to time exclusively pursuant to a resolution adopted by a majority of the total number of directors that the Corporation would have if there were no vacancies (the “Whole Board”). No decrease in the number of authorized directors constituting the Whole Board shall shorten the term of any incumbent director.
Section 2. Board Terms. Subject to the rights of the holders of any series of Preferred Stock to elect directors under specified circumstances, the Board of Directors shall until the annual meeting of stockholders to be held in 2026 (the “2026 Annual Meeting”) assign the directors, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as is reasonably possible. The directors assigned to the first class, who are elected at the 2023 annual meeting of stockholders, shall be elected for a three-year term ending in 2026. Commencing with the election of directors at the 2024 annual meeting of stockholders, the directors assigned to the class who are elected at the 2024 annual meeting of stockholders shall be elected for a one-year term ending at the next annual meeting of stockholders. The directors assigned to the class who are elected at the 2025 annual meeting of stockholders shall be elected for a one-year term ending at the next annual meeting of stockholders. Commencing with the election of directors at the 2026 Annual Meeting, the Board of Directors shall no longer be classified, and all of the directors shall be elected annually and shall hold office until the next annual meeting of stockholders, and until his or her successor is duly elected and qualified or until his or her earlier death, resignation, retirement, disqualification or removal.
Notwithstanding the foregoing, each director shall serve until his or her successor is duly elected and qualified or until his or her earlier death, resignation, retirement, disqualification or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.
Section 3. Vacancies. Subject to applicable law and the rights of the holders of any series of Preferred Stock with respect to such series of Preferred Stock, and unless the Board of Directors otherwise determines, vacancies resulting from death, resignation, retirement, disqualification, removal from office or other cause, and newly created directorships resulting from any increase in the authorized number of directors, may be filled only by the affirmative vote of a majority of the remaining directors, even if less than a quorum of the Board of Directors, and in the event that there is only one director remaining in office, by such sole remaining director, and directors so chosen at any time after the 2023 annual meeting of stockholders shall hold office (i) in the event of a newly created directorship or vacancy occurring prior to the election of directors at the 2026 Annual Meeting, until the next election of the class
A-1

of directors for which such director shall have been chosen and (ii) in the event of a newly created directorship or vacancy occurring from and after the election of directors at the 2026 Annual Meeting, until the next annual meeting of stockholders and, in each case, until such director’s successor shall have been elected and qualified.
Section 4. Removal. Subject to the rights of any series of Preferred Stock to elect additional directors under specified circumstances, any individual director or directors may be removed from office at any time, by the affirmative vote of the holders of at least the majority of the voting power of all the then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (the “Voting Stock”), voting together as a single class; provided that (i) until the election of directors at the 2026 Annual Meeting, such removal may be only for cause and (ii) commencing with the election of directors at the 2026 Annual Meeting, such removal may be with or without cause.
Section 5. Election by Ballot. The directors of the Corporation need not be elected by written ballot unless the Bylaws of the Corporation (the “Bylaws”) so provide.
Section 6. Notice. Advance notice of stockholder nominations for the election of directors shall be given in the manner and to the extent provided in the Bylaws.”
FOURTH: The foregoing amendment has been duly adopted by the Corporation’s Board of Directors and stockholders in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.
IN WITNESS WHEREOF, Keysight Technologies, Inc. has caused this Certificate of Amendment to Amended and Restated Certificate of Incorporation to be signed by a duly authorized officer of the Corporation on this day of    , 2023.
KEYSIGHT TECHNOLOGIES, INC.

By:
Name:
Title:
A-2

1400 Fountaingrove Pkwy
Santa Rosa, CA 95403-1799
United States

© Keysight Technologies 2021

KEYSIGHT TECHNOLOGIES VOTE

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all nominees and FOR Proposals 2, 3 and 4.

1. Elect four directors to a 3-year term:

	For	Against	Abstain
01 - Satish C. Dhanasekaran	☐	☐	☐
02 - Richard P. Hamada	☐	☐	☐
03 - Paul A. Lacouture	☐	☐	☐
04 - Kevin A. Stephens	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1UPX 559872

03Q4DB

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Keysight Technologies, Inc.

Annual Meeting of Stockholders—March 16, 2023

This Proxy is solicited on Behalf of the Board of Directors

The undersigned hereby appoints Ronald S. Nersesian and Jeffrey K. Li, and each of them, as proxies for the undersigned, with full power of substitution, to act and to vote all the shares of Common Stock of Keysight Technologies, Inc. held of record by the undersigned on January 17, 2023, at the Annual Meeting of Stockholders to be held on Thursday, March 16, 2023, or any postponement or adjournment thereof.
IMPORTANT—This Proxy must be signed and dated on the reverse side.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE THIS PROXY WILL BE VOTED FOR PROPOSAL 2, BUT WILL NOT BE VOTED ON PROPOSALS 1, 3, AND 4.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

(Continued and to be voted on reverse side.)